      As filed with the Securities and Exchange Commission on June 20, 1997

                              Registration No.  333-02381

                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                      FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                /x/
    Pre-Effective Amendment No.                                        / /
    Post-Effective Amendment No.    3                                  /x/
                                 --------
                                        and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                         /x/
    Amendment No.   5                                                  /x/
                  -------
                           THE HARTFORD MUTUAL FUNDS, INC.
                  (Exact Name of Registrant as Specified in Charter)

                     Hartford Plaza, Hartford, Connecticut  06115
                       (Address of Principal Executive Offices)

Registrant's Telephone Number Including Area Code: (860) 547-5000

                             Michael O'Halloran, Esquire
                     The Hartford Financial Services Group, Inc.
                                    Law Department
                                  690 Asylum Avenue
                             Hartford, Connecticut  06115
                       (Name and Address of Agent for Service)

                             COPIES TO:     Thomas Mira, Esquire
                                            Jorden, Burt, Berenson and Johnson
                                            1025 Thomas Jefferson Street, N.W.
                                            Suite 400 East
                                            Washington, D.C.  20036

The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Section (a)(1) of Rule 24f-2 under the Investment Company Act of 1940. The Registrant has filed the Rule 24f-2 Notice for its fiscal year ended December 31, 1996 with the Securities and Exchange Commission on February 26, 1997.

It is proposed that this filing will become effective (check appropriate box).

         Immediately upon filing pursuant to paragraph (b)
         On (date) pursuant to paragraph (b) or
         60 days after filing pursuant to paragraph (a), or
   X     On August 22, 1997 pursuant to paragraph (a) of Rule 485.

                           THE HARTFORD MUTUAL FUNDS, INC.

            Cross-Reference Sheet Showing Location in each Prospectus and
         Combined Statement of Additional Information of Information Required
                          by Items of the Registration Form



    Form N-1A Item

    Number and Caption                           Location in Prospectus
    ------------------                           ----------------------
1.  Cover Page                                   Cover Page.

2.  Synopsis                                     Investor Expenses.

3.  Condensed Financial Information              Not Applicable.

4.  General Description of Registrant            Introduction to the The
                                                 Hartford Mutual Funds,
                                                 Investment Objectives and
                                                 Styles of the Funds, Common
                                                 Investment Policies and Risk
                                                 Factors.

5.  Management of the Fund                       Management of the Funds.

6.  Capital Stock and other Securities           Ownership and Capitalization
                                                 of the Company, Dividends,
                                                 Capital Gains and Taxes.

7.  Purchase of Securities Being Offered         About Your Account -- How to
                                                 Buy Shares, How to Exchange
                                                 Shares, Determination of Net
                                                 Asset Value, Shareholder
                                                 Account Rules and Policies

8.  Redemption or Repurchase                     About Your Account -- How to
                                                 Sell Shares, How to Exchange
                                                 Shares, Determination of Net
                                                 Asset Value, Shareholder
                                                 Account Rules and Policies.

9.  Pending Legal Proceedings                    Not Applicable.

10. Cover Page                                   Cover Page.

11. Table of Contents                            Cover Page.

12. General Information and History              Cover Page, General
                                                 Information.


13. Investment Objectives and Policies           Investment Objectives and
                                                 Policies of the Funds,
                                                 Investment Restrictions.

    Form N-1A Item
    Number and Caption                           Location in Prospectus
    ------------------                           ----------------------
14. Management of the Fund                       Management of the Company,
                                                 Investment Advisory
                                                 Arrangements; Fund Expenses.

15. Control Persons and Principal                Management of the Company.
    Holders of Securities

16. Investment Advisory and Other                Investment Advisory
    Services                                     Arrangements; Fund Expenses;
                                                 Distribution Arrangements;
                                                 Distribution Financing Plan;
                                                 Custodian; Transfer Agent
                                                 Services; Independent Public
                                                 Accountants.

17. Brokerage Allocation and Other               Portfolio and Brokerage
    Practices                                    Transactions.

18. Capital Stock and Other Securities           Ownership and Capitalization
                                                 of the Company (Prospectus).

19. Purchase Redemption and Pricing of           Determination of Net Asset
    Securities Being Offered                     Value, Purchase and Redemption
                                                 of Shares.


20. Tax Status                                   Taxes

21. Underwriters                                 Distribution Arrangements.

22. Calculation of Performance Data              Investment Performance.

23. Financial Statements                         Financial Statements.

                        THE HARTFORD MUTUAL FUNDS, INC.
                          PROSPECTUS--AUGUST 22, 1997
                           CLASS A AND CLASS B SHARES



The Hartford Mutual Funds, Inc. (the "Company") is an open-end management investment company comprised of eight diversified investment portfolios (each a "Fund" and together the "Funds"). The Funds, which have different investment objectives and policies, are listed below:


       ITT HARTFORD FUND                     GOAL                                        INVESTMENT STYLE
-------------------------------  ----------------------------  --------------------------------------------------------------------
Small Company                    Growth of capital             Equity: Invests primarily in stocks of companies with market capitalizations of less than $2 billion; portfolio is broadly diversified across industries.
Capital Appreciation             Growth of capital             Equity: Invests in small, medium, and large companies; portfolio is comprised primarily of a blend of growth and value stocks and is broadly diversified across industries.
International Opportunities      Growth of capital             International Equity: Invests primarily in large, high-quality non-
                                                               U.S. companies in established markets, and on a limited basis, in smaller companies and emerging markets; portfolio is broadly diversified across industries and countries.
Stock                            Growth of capital, income is  Equity: Invests primarily in large, high quality U.S. companies;
                                 secondary                     portfolio is broadly diversified across industries which are expected to grow faster than the overall economy.
Dividend and Growth              High level of income, growth  Equity: Invests primarily in large, well-known U.S. companies that
                                 of capital                    have historically paid above average dividends and have the ability to sustain and potentially increase dividends; portfolio is broadly diversified across industries.
Advisers                         Long-term total return        Asset Allocation: Invests in a mix of stocks, bonds and money market instruments; portfolio assets are allocated gradually among the asset classes based upon the portfolio managers' view of the economy and valuation of the market sectors; short term market timing is not used.
Bond Income Strategy             High level of income, total   Bond: Invests primarily in investment grade bonds; up to 30% may be
                                 return                        invested in the highest quality tier of the high yield rating category.
Money Market                     Maximum current income        Money Market: Invests in money market instruments and seeks to consistent with preservation  maintain a stable share price of $1.00.
                                 of capital

--------------------------------------------------------------------------------

AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE MONEY MARKET FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE THIS GOAL.


THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUNDS THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE FUNDS HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") IN A STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 22, 1997 ("SAI"), WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. TO OBTAIN A COPY OF THE SAI WITHOUT CHARGE, CALL 1-888-843-7824, OR WRITE TO THE HARTFORD MUTUAL FUNDS, INC., P.O. BOX 8416, BOSTON, MA 02266-8416.

--------------------------------------------------------------------------------

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
   ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
     CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

2                                                The Hartford Mutual Funds, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS


                                                                        PAGE
                                                                        ----
Investor Expenses.....................................................    3
Financial Highlights..................................................    5
Introduction to The Hartford Mutual Funds.............................    6
Investment Objectives and Investment Styles of the Funds..............    6
Common Investment Policies and Risk Factors...........................    9
Performance of the Funds..............................................   14
About Your Account....................................................   17
  How to Buy Shares...................................................   17
  Special Investment Programs and Privileges..........................   21
  How to Redeem Shares................................................   22
  How to Exchange Shares..............................................   23
  Determination of Net Asset Value....................................   24
  Shareholder Account Rules and Policies..............................   24
  Investor Information Services.......................................   25
Management of the Funds...............................................   25
Dividends, Capital Gains and Taxes....................................   28
Ownership and Capitalization of the Company...........................   29
General Information...................................................   29
Appendix..............................................................   31

The Hartford Mutual Funds, Inc.                                                3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               INVESTOR EXPENSES

    The expenses and the maximum transaction costs associated with investing in Class A or Class B shares of each Fund and the estimated aggregate operating expenses for each Fund are reflected in the following table.

                                           SMALL              CAPITAL          INTERNATIONAL
                                          COMPANY          APPRECIATION        OPPORTUNITIES           STOCK
                                           FUND                FUND                FUND                FUND
                                     -----------------   -----------------   -----------------   -----------------
                                     CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B
                                     -------   -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge on purchases
 (as % of Offering Price) (1)......    5.50%      None     5.50%      None     5.50%      None     5.50%      None
Maximum Deferred Sales Charge
 (2)...............................     None     5.00%      None     5.00%      None     5.00%      None     5.00%
Redemption Fees (3)................     None      None      None      None      None      None      None      None
Exchange Fees (4)..................     None      None      None      None      None      None      None      None

ANNUAL OPERATING EXPENSES (AS % OF
 AVERAGE NET ASSETS)
Management Fees....................    0.85%     0.85%     0.80%     0.80%     0.85%     0.85%     0.80%     0.80%
12b-1 Distribution and Service Fees
 (after waiver) (5)................    0.30%     1.00%     0.30%     1.00%     0.30%     1.00%     0.30%     1.00%
Other Expenses (after
 reimbursements) (6)...............    0.30%     0.30%     0.35%     0.35%     0.50%     0.50%     0.35%     0.35%
Total Operating Expenses (after
 reimbursements) (6)...............    1.45%     2.15%     1.45%     2.15%     1.65%     2.35%     1.45%     2.15%


                                       DIVIDEND AND          ADVISERS           BOND INCOME        MONEY MARKET
                                        GROWTH FUND            FUND            STRATEGY FUND           FUND
                                     -----------------   -----------------   -----------------   -----------------
                                     CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B
                                     -------   -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge on purchases
 (as % of Offering Price) (1)......    5.50%      None     5.50%      None     4.50%      None      None      None
Maximum Deferred Sales Charge
 (2)...............................     None     5.00%      None     5.00%      None     5.00%      None     5.00%
Redemption Fees (3)................     None      None      None      None      None      None      None      None
Exchange Fees (4)..................     None      None      None      None      None      None      None      None
ANNUAL OPERATING EXPENSES (AS % OF
 AVERAGE NET ASSETS)
Management Fees....................    0.75%     0.75%     0.75%     0.75%     0.65%     0.65%     0.50%     0.50%
12b-1 Distribution and Service Fees
 (after waiver) (5)................    0.30%     1.00%     0.30%     1.00%     0.30%     1.00%     0.30%     1.00%
Other Expenses (after
 reimbursements) (6)...............    0.35%     0.35%     0.35%     0.35%     0.30%     0.30%     0.20%     0.20%
Total Operating Expenses (after
 reimbursements) (6)...............    1.40%     2.10%     1.40%     2.10%     1.25%     1.95%     1.00%     1.70%


----------------------------------
(1) If you purchase Class A shares, except for Class A shares in the Money Market Fund, you will pay a sales charge equal to the amount of your investment multiplied by the percentage set forth in the table above. However, a lesser or no sales charge may be imposed depending on the size of the investment in Class A shares. Although purchases of Class A shares of $1 million or more are not subject to an initial sales charge, they may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of the calendar month of purchase. If you purchase Class B shares, you do not pay an initial sales charge but you may incur a CDSC if you redeem some or all of your Class B Shares before the end of the sixth year after which you purchased Class B Shares. The CDSC is 5%, 4%, 3%, 3%, 2%, and 1% for redemptions occurring in years one through six respectively. After the sixth year, the CDSC is eliminated. See "How to Buy Shares."

(2) Shares of the Money Market Fund acquired by exchange from Class A or Class B shares of any other Fund which are subject to a CDSC may be subject to a CDSC if redeemed. The CDSC will be assessed at a rate equal to the CDSC rate that would be applicable to the original shares as exchanged. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers (" NASD"). See "How To Buy Shares."

(3) An $8 charge may be imposed on redemptions of less than $50,000 requested to be paid by wire transfer. See "Redeeming Shares by Telephone".

(4) All exchanges in excess of 12 exchanges in a 12-month period may be subject to an exchange fee of $10 per exchange. Any exchange fee is paid directly to the Fund from which shares have been redeemed. See "How To Exchange Shares."


(5) Although the Rule 12b-1 fee for Class A shares is 0.35%, Hartford Securities Distribution Company, Inc. (the "Distributor") has voluntarily agreed to waive 0.05% of such fee through December 31, 1997. This waiver may be discontinued at any time after such date. See "Distribution and Service Plan for Class A Shares" and "Distribution and Service Plan for Class B Shares".



(6) The Hartford Financial Services Group, Inc. ("The Hartford"), the ultimate parent company of the Hartford Investment Financial Services Company ("HIFSCO"), has voluntarily agreed to limit the Total Operating Expenses of the Class A and Class B shares of each Fund, exclusive of taxes, interest, brokerage commissions, certain distribution fees and extraordinary expenses, until at least December 31, 1997. This policy may be discontinued at any time after such date. In the absence of such an agreement, the estimated Other Expenses for the Class A and Class B shares of the following Funds would be: Money Market Fund, 0.52% and 0.80%; Small Company Fund, 0.61% and 0.82%; Capital Appreciation Fund, 0.52% and 0.59%; International Opportunities Fund, 0.94% and 1.11%; Stock Fund, 0.55% and 0.65%; Dividend and Growth Fund, 0.55% and 0.66%; Advisers Fund, 0.46% and 0.59%; and Bond Income Strategy Fund, 0.48% and 0.78%; respectively, and the Total Operating Expenses of such Funds would be: Money Market Fund, 1.32% and 2.30%; Small Company Fund, 1.76% and 2.67%; Capital Appreciation Fund, 1.62% and 2.39%; International Opportunities Fund, 2.09% and 2.96%; Stock Fund, 1.65% and 2.45%; Dividend and Growth Fund, 1.60% and 2.41%; Advisers Fund, 1.51% and 2.34%; and Bond Income Strategy Fund, 1.43% and 2.43%, respectively.

4                                                THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                EXPENSE EXAMPLES

    An investor would have paid the following expenses at the end of the period shown on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period.


                                                    YEAR 1              YEAR 3
                                               -----------------   -----------------
                                               CLASS A   CLASS B   CLASS A   CLASS B
                                               -------   -------   -------   -------
Small Company Fund...........................    $69       $72       $ 99      $98
Capital Appreciation Fund....................     69        72         99       98
International Opportunities Fund.............     71        74        105      104
Stock Fund...................................     69        72         99       98
Dividend and Growth Fund.....................     69        72         99       98
Advisers Fund................................     69        72         99       98
Bond Income Strategy Fund....................     57        70         83       92
Money Market Fund............................     10        67         32       84


    Using the same assumptions for the first table but assuming that you did not redeem your shares at the end of each period, you would bear the following expenses:


                                                    YEAR 1              YEAR 3
                                               -----------------   -----------------
                                               CLASS A   CLASS B   CLASS A   CLASS B
                                               -------   -------   -------   -------
Small Company Fund...........................    $69       $22       $ 99      $68
Capital Appreciation Fund....................     69        22         99       68
International Opportunities Fund.............     71        24        105       74
Stock Fund...................................     69        22         99       68
Dividend and Growth Fund.....................     69        22         99       68
Advisers Fund................................     69        22         99       68
Bond Income Strategy Fund....................     57        29         83       62
Money Market Fund............................     19        10         17       54


    These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.

THE HARTFORD MUTUAL FUNDS, INC.                                                5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS


    The following table which contains financial information from each Fund's commencement of operations on July 22, 1996 through December 31, 1996 has been audited by Arthur Andersen LLP, independent public accountants, whose report is included in the Statement of Additional Information incorporated by reference into this prospectus. (1)


                                            SMALL                CAPITAL            INTERNATIONAL
                                           COMPANY            APPRECIATION          OPPORTUNITIES             STOCK
                                            FUND                  FUND                  FUND                  FUND
                                     -------------------   -------------------   -------------------   -------------------
                                     CLASS A    CLASS B    CLASS A    CLASS B    CLASS A    CLASS B    CLASS A    CLASS B
                                     --------   --------   --------   --------   --------   --------   --------   --------
Net asset value at beginning of
 period............................   $10.00     $10.00     $10.00     $10.00     $10.00     $10.00     $10.00     $10.00
                                     --------   --------   --------   --------   --------   --------   --------   --------
Income from investment
 operations........................   (0.02)     (0.02)     (0.03)     (0.02)       0.02     (0.01)       0.02       0.00
Net realized and unrealized
 gain/(loss).......................     1.42       1.39       3.80       3.75       0.79       0.80       1.53       1.52
                                     --------   --------   --------   --------   --------   --------   --------   --------
Total from investment operations...     1.40       1.37       3.77       3.73       0.81       0.79       1.55       1.52
                                     --------   --------   --------   --------   --------   --------   --------   --------
DISTRIBUTIONS:
Dividends from net investment
 income............................     0.00       0.00       0.00       0.00     (0.06)     (0.07)     (0.02)     (0.02)
Distributions from net realized
 gains.............................   (0.72)     (0.72)     (0.41)     (0.41)     (0.03)     (0.03)       0.00       0.00
                                     --------   --------   --------   --------   --------   --------   --------   --------
Total distributions................   (0.72)     (0.72)     (0.41)     (0.41)     (0.09)     (0.10)     (0.02)     (0.02)
                                     --------   --------   --------   --------   --------   --------   --------   --------
Change in net asset value..........     0.68       0.65       3.36       3.32       0.72       0.69       1.53       1.50
                                     --------   --------   --------   --------   --------   --------   --------   --------
Net asset value, end of period.....   $10.68     $10.65     $13.36     $13.32     $10.72     $10.69     $11.53     $11.50
                                     --------   --------   --------   --------   --------   --------   --------   --------
                                     --------   --------   --------   --------   --------   --------   --------   --------
Total Return (2)...................    14.11%     13.81%     37.75%     37.35%      8.14%      7.86%     15.50%     15.20%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)........................   $4,673     $  241     $9,028     $  889     $4,294     $  163     $6,273     $1,254
Average net assets during the
 period (in thousands).............    3,845         66      4,978        215      3,407         36      4,047        277
Ratio of expenses to average net
 assets (3)........................     4.24%     20.03%      4.10%      9.05%      5.35%     32.61%      3.96%      7.76%
Ratio of expenses to average net
 assets net of reimbursements
 (3)...............................     1.45%      2.15%      1.45%      2.15%      1.65%      2.35%      1.45%      2.15%
Ratio of net investment income
 (loss) to average net assets
 (3)...............................    -0.60%     -1.30%     -0.70%     -1.53%      0.51%     -0.86%      0.71%     -0.12%
Portfolio turnover rate............    69.92%               149.99%                21.51%                11.87%
Average brokerage commission rate
 ($)...............................   0.0313                0.0381                0.0175                0.0281

                                                                                                        MONEY
                                        DIVIDEND AND            ADVISERS             BOND INCOME        MARKET
                                         GROWTH FUND              FUND              STRATEGY FUND        FUND
                                     -------------------   -------------------   -------------------   --------
                                     CLASS A    CLASS B    CLASS A    CLASS B    CLASS A    CLASS B    CLASS A
                                     --------   --------   --------   --------   --------   --------   --------
Net asset value at beginning of
 period............................   $10.00     $10.00     $10.00     $10.00     $10.00     $10.00     $ 1.00
                                     --------   --------   --------   --------   --------   --------   --------
Income from investment
 operations........................     0.07       0.01       0.09       0.02       0.26       0.20       0.02
Net realized and unrealized
 gain/(loss).......................     1.46       1.48       1.07       1.11       0.31       0.34       0.00
                                     --------   --------   --------   --------   --------   --------   --------
Total from investment operations...     1.53       1.49       1.16       1.13       0.57       0.54       0.02
                                     --------   --------   --------   --------   --------   --------   --------
DISTRIBUTIONS:
Dividends from net investment
 income............................   (0.06)     (0.07)     (0.08)     (0.08)     (0.25)     (0.23)     (0.02)
Distributions from net realized
 gains.............................   (0.02)     (0.02)       0.00       0.00     (0.06)     (0.06)       0.00
                                     --------   --------   --------   --------   --------   --------   --------
Total distributions................   (0.08)     (0.09)     (0.08)     (0.08)     (0.31)     (0.29)     (0.02)
                                     --------   --------   --------   --------   --------   --------   --------
Change in net asset value..........     1.45       1.40       1.08       1.05       0.26       0.25       0.00
                                     --------   --------   --------   --------   --------   --------   --------
Net asset value, end of period.....   $11.45     $11.40     $11.08     $11.05     $10.26     $10.25     $ 1.00
                                     --------   --------   --------   --------   --------   --------   --------
                                     --------   --------   --------   --------   --------   --------   --------
Total Return (2)...................    15.29%     14.82%     11.56%     11.28%      5.73%      5.38%      2.01%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)........................   $6,083     $  730     $14,347    $1,499     $10,925    $  124     $10,754
Average net assets during the
 period (in thousands).............    4,032        119     11,384        325     10,402         49     10,339
Ratio of expenses to average net
 assets (3)........................     4.12%     12.97%      2.94%      6.71%      2.72%     22.36%      2.70%
Ratio of expenses to average net
 assets net of reimbursements
 (3)...............................     1.40%      2.10%      1.40%      2.10%      1.25%      1.95%      1.00%
Ratio of net investment income
 (loss) to average net assets
 (3)...............................     1.95%      0.82%      2.13%      1.24%      5.72%      5.22%      4.49%
Portfolio turnover rate............    29.80%                19.75%                75.52%                 NA
Average brokerage commission rate
 ($)...............................   0.0306                0.0297                  NA                    NA


----------------------------------

(1) The Funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the Funds were opened for investment on July 22, 1996.



(2)  Does not include sales charges and is not annualized.



(3)  Annualized.

6                                                The Hartford Mutual Funds, Inc.
--------------------------------------------------------------------------------


-------------------------------------------

                              INTRODUCTION TO THE
                             HARTFORD MUTUAL FUNDS


    The Company is an open-end management investment company, commonly known as a mutual fund, which was organized as a Maryland corporation on March 21, 1996. The Company consists of eight series, each of which is divided into Class A, Class B and Class Y shares. Class Y shares are offered to certain institutional investors by a separate prospectus. Each Class may have different expenses which may affect performance. Each Fund has different investment objectives, styles and policies. These differences affect the types of securities in which each Fund may invest and, therefore, the potential return of each Fund and the associated risks. There is no assurance, however, that any Fund will meet its investment goals. Whether an investment in a particular Fund is appropriate for you depends on your investment goals, including the return you seek, the expected duration of your investment and the level of risk you are willing to bear.



    Hartford Investment Financial Services Company ("HIFSCO") is the investment manager to each Fund. In addition, under HIFSCO's general management, Wellington Management Company, LLP ("Wellington Management") serves as sub-adviser to the Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund and Advisers Fund. In addition, under HIFSCO's general management, The Hartford Investment Management Company ("HIMCO") provides day to day investment management services for the Bond Income Strategy Fund and Money Market Fund.



    HIFSCO is a majority-owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut insurance holding company with over $100 billion in assets. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans and its affiliated insurance companies. HIMCO is a wholly-owned subsidiary of The Hartford. As of March 31, 1997, HIFSCO, HIMCO and their affiliates had investment management authority with respect to approximately $47.5 billion of assets for various clients. As of the same date, Wellington Management had investment management authority with respect to approximately $136 billion of assets for various clients. HIMCO and its affiliates also serve as the investment manager to a family of mutual funds in which variable annuity and variable life insurance contracts issued by subsidiaries of The Hartford are invested. Since 1984, Wellington Management has served as sub-adviser to certain of those funds. HIMCO and Wellington Management collectively manage over $17 billion of assets in these mutual funds.


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                           INVESTMENT OBJECTIVES AND
                         INVESTMENT STYLES OF THE FUNDS

    The Funds have different investment objectives and policies, as described below. The differences among the Funds can be expected to affect the investment return of each Fund and the degree of market and financial risk to which each Fund is subject. Each Fund is subject to certain fundamental investment restrictions that are enumerated in detail in the SAI and may not be changed without shareholder approval. All other investment policies (including each Fund's investment objective) are non-fundamental and may be changed by the Board of Directors without shareholder approval. Stated below is the investment objective and investment style for each Fund. For a description of each Fund's investment policies and risk factors, see "COMMON INVESTMENT POLICIES AND RISK FACTORS."


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                        THE HARTFORD SMALL COMPANY FUND

    INVESTMENT OBJECTIVE.

    The Small Company Fund seeks growth of capital by investing primarily in equity securities selected on the basis of potential for capital appreciation.

    INVESTMENT STYLE.

    Under normal market and economic conditions at least 65% of the Small
Company Fund's total assets are invested in equity securities of companies which have less than $2 billion in market capitalization ("Small Capitalization Securities"). Wellington Management identifies, through fundamental analysis, companies that it believes have substantial near-term capital appreciation potential regardless of industry sector. However, overall industry exposure is monitored by Wellington Management so as to maintain broad industry diversification. In selecting investments Wellington Management considers securities of companies that, in its opinion, have potential for above-average earnings growth, are undervalued in relation to their investment potential, have business and/or fundamental financial characteristics that are misunderstood by investors, or are relatively obscure, i.e., undiscovered by the overall investment community. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other
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THE HARTFORD MUTUAL FUNDS, INC.                                                7
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related measures of value. Up to 20% of the Small Company Fund's total assets may be invested in securities of non-U.S. companies. Investing in Small Capitalization Securities involves special risks. See "COMMON INVESTMENT
POLICIES AND RISK FACTORS -- Small Capitalization Securities".


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                     THE HARTFORD CAPITAL APPRECIATION FUND

    INVESTMENT OBJECTIVE.

    The Capital Appreciation Fund seeks growth of capital by investing primarily in equity securities selected on the basis of potential for capital appreciation.

    INVESTMENT STYLE.

    The Capital Appreciation Fund invests in a diversified portfolio of primarily equity securities. Wellington Management identifies, through fundamental analysis, companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry sector. This approach is sometimes referred to as a "stock picking" approach and results in having all market capitalization sectors (i.e., small, medium, and large companies) represented. Small and medium sized companies are selected primarily on the basis of dynamic earnings growth potential. Larger companies are selected primarily based on the expectation for a catalyst event that will trigger stock price appreciation. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Up to 20% of the Capital Appreciation Fund's total assets may be invested in securities of non-U.S. companies.


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                 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

    INVESTMENT OBJECTIVE.

    The International Opportunities Fund seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies.

    INVESTMENT STYLE.

    The International Opportunities Fund invests in a diversified portfolio of primarily equity securities covering a broad range of countries, industries, and companies. Securities in which the International Opportunities Fund invests are denominated in both U.S. dollars and non-U.S. currencies (including the European Currency Unit) and generally are traded in non-U.S. markets. Wellington Management uses a three-pronged approach. First, Wellington Management determines the relative attractiveness of the many countries in which the International Opportunities Fund may invest based upon the economic and political environment of each country. Second, Wellington Management evaluates industries on a global basis to determine which industries offer the most value and potential for capital appreciation given current and projected global and local economic and market conditions. Finally, Wellington Management conducts fundamental research on individual companies and considers companies for inclusion in the International Opportunities Fund's portfolio that are typically larger, high quality companies that operate in established markets. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. In analyzing companies for investment, Wellington Management looks for, among other things, a strong balance sheet, attractive industry dynamics, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The International Opportunities Fund may also invest on a limited basis in smaller companies and less developed markets. The International Opportunities Fund anticipates that, under normal market conditions, it will diversify its investments in at least three countries other than the United States. The International Opportunities Fund will be subject to certain risks because it invests primarily in securities issued by non-U.S. companies.


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                            THE HARTFORD STOCK FUND

    INVESTMENT OBJECTIVE.

    The Stock Fund seeks long-term growth of capital, with income as a secondary consideration, by investing primarily in equity securities.

    INVESTMENT STYLE.

    Under normal market and economic conditions at least 65% of the Stock Fund's total assets are invested in stocks. The Stock Fund invests in a diversified portfolio of primarily equity securities using a two-tiered investment approach. First, under what is sometimes referred to as a "top down" approach, Wellington Management analyzes the macro economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top down analysis,
Wellington Management anticipates secular and cyclical changes and identifies industries and economic sectors that are expected to grow faster than the overall economy. Second, top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. The Stock Fund's portfolio emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team, and a globally competitive position. Fundamental analysis involves the
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8                                                THE HARTFORD MUTUAL FUNDS, INC.
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assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Up to 20% of the Stock Fund's total assets may be invested in securities of non-U.S. companies.


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                     THE HARTFORD DIVIDEND AND GROWTH FUND

    INVESTMENT OBJECTIVE.

    The Dividend and Growth Fund seeks a high level of current income consistent with growth of capital by investing primarily in equity securities.

    INVESTMENT STYLE.

    The Dividend and Growth Fund invests in a diversified portfolio of primarily equity securities that typically have above average income yield and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the Dividend and Growth Fund's total assets are invested in dividend paying equity securities. Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Dividend and Growth Fund. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. As a key component of the fundamental analysis done for the Dividend and Growth Fund, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend. The Dividend and Growth Fund's portfolio will be broadly diversified by industry and company. Up to 20% of the Dividend and Growth Fund's total assets may be invested in securities of non-U.S. companies.


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                           THE HARTFORD ADVISERS FUND

    INVESTMENT OBJECTIVE.

    The Advisers Fund seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities and money market instruments.

    INVESTMENT STYLE.

    The Advisers Fund seeks to achieve its objective through the active allocation of its assets among the asset categories of equity securities, debt securities and money market instruments based upon Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category, and expected future returns of each asset category. Wellington Management bases its asset allocation decisions on fundamental analysis and does not attempt to make short-term market timing decisions among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the Advisers Fund will normally have some portion of its assets invested in each asset category. The Advisers Fund does not have percentage limitations on the amount that may be allocated to each asset category. The Advisers Fund's investments in equity securities and securities that are convertible into equity securities will be substantially similar to the investments permitted for the Stock Fund. See "Hartford Stock Fund." The debt securities in which the Advisers Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, securities rated investment grade, or if unrated, are deemed by Wellington Management to be of comparable quality, and with respect to 5% of the Advisers Fund's assets, securities rated below investment grade which are known as high yield-high risk securities or junk bonds. The money market instruments in which the Adviser's Fund may invest are described under "COMMON INVESTMENT POLICIES AND RISK FACTORS -- Money Market Instruments and Temporary Investment Strategies." Up to 20% of the Advisers Fund's total assets may be invested in securities of non-U.S. companies.


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                     THE HARTFORD BOND INCOME STRATEGY FUND

    INVESTMENT OBJECTIVE.

    The Bond Income Strategy Fund seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies, by investing primarily in debt securities.

    INVESTMENT STYLE.


    The Bond Income Strategy Fund will have a diversified portfolio of investments in fixed-income securities. Under normal circumstances at least 70% of the Bond Income Strategy Fund's portfolio will be invested in investment grade bond-type securities. Up to 30% of the Bond Income Strategy Fund may be invested in securities rated in the highest category of below investment grade bonds ("Ba" by Moody's Investors Service, Inc. ("Moody's") or "BB" by Standard and Poors Corporation ("S&P")), or securities which, if unrated, are determined by HIMCO to be of comparable quality. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". No investments will be made in debt securities rated below "Ba" and "BB", or if unrated, determined to be of comparable quality by HIMCO. Investments in securities rated in the highest category below investment grade may offer an attractive risk/reward trade-off and investment in this sector may enhance the current yield and total return of the Bond Income Strategy Fund over time. Investing in securities within this rating category combined with the investment grade portion of the portfolio is designed to provide investors with both a high level of current income and attractive relative total returns.

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THE HARTFORD MUTUAL FUNDS, INC.                                                9
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    The Bond Income Strategy Fund will invest at least 65% of its total assets in bonds and debt securities with a maturity of at least one year. The Bond Income Strategy Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond Income Strategy Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. Up to 30% of the Bond Income Strategy Fund's total assets may be invested in securities of non-U.S. companies.


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                         THE HARTFORD MONEY MARKET FUND

    INVESTMENT OBJECTIVE.

    The Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

    INVESTMENT POLICIES.

    The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Fund will achieve this goal. The Money Market Fund's portfolio will consist entirely of cash, cash equivalents and high quality debt securities as permitted under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). Each investment will have an effective maturity date of 397 days or less computed in accordance with Rule 2a-7. The average maturity of the portfolio will vary according to HIMCO's appraisal of money market conditions and will not exceed 90 days. All securities purchased by the Money Market Fund will be U.S. dollar denominated.

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                           COMMON INVESTMENT POLICIES
                                AND RISK FACTORS

--------------------------------
                     MONEY MARKET INSTRUMENTS AND TEMPORARY
                             INVESTMENT STRATEGIES

    In addition to the Money Market Fund which may invest in cash, cash equivalents and money market instruments at any time, all other Funds may hold cash or cash equivalents and invest in high quality money market instruments under appropriate circumstances as determined by HIMCO or Wellington Management. Such Funds may invest up to 100% of their assets in cash, cash equivalents or money market instruments only for temporary defensive purposes.

    Money market instruments include: (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

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                             REPURCHASE AGREEMENTS


    Each Fund is permitted to enter into fully collateralized repurchase agreements. A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price would be in excess of the purchase price, reflecting an agreed upon market interest rate. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. The Company's Board of Directors has established standards for evaluation of the creditworthiness of the banks and securities dealers with which the Funds may engage in repurchase agreements and monitors on a quarterly basis HIMCO'S and Wellington Management's compliance with such standards.


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                         REVERSE REPURCHASE AGREEMENTS

    Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value. A Fund will establish a segregated account with the Company's custodian bank in which a Fund will maintain cash, cash equivalents or other high quality debt securities equal in value to a Fund's obligations in respect of reverse repurchase agreements. As a non-fundamental policy, a Fund will not enter into reverse repurchase transactions if the combination of all borrowings from banks and the value of all reverse repurchase agreements for the particular Fund equals more than 33 1/3% of the value of the Fund's total assets.

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                                DEBT SECURITIES

    Each Fund is permitted to invest in debt securities including (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations);
(3) asset-backed securities and
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mortgage-related securities, including collateralized mortgage obligations
("CMO's"); and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other non-U.S. issuers. In addition, the Advisers Fund, International Opportunities Fund and the Bond Income Strategy Fund are permitted to invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank debt. See "Non-U.S. Securities" in the SAI.

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                        INVESTMENT GRADE DEBT SECURITIES

    Each Fund is permitted to invest in debt securities rated within the four highest rating categories (i.e., Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P), or, if unrated, securities of comparable quality as determined by HIMCO or Wellington Management. These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (i.e., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by HIMCO or Wellington Management) are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories.

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                      HIGH YIELD-HIGH RISK DEBT SECURITIES

    The Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund and Advisers Fund each may invest up to 5% of its assets in high yield debt securities (i.e., rated as low as "C" by Moody's or "CC" by S&P, and unrated securities of comparable quality as determined by Wellington Management). The Bond Income Strategy Fund may invest up to 30% of its assets in securities rated in the highest level below investment grade ("Ba" by Moody's or "BB" by S&P) or if unrated, determined to be of comparable quality by HIMCO. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Securities in the rating categories below "Baa" as determined by Moody's and "BBB" as determined by S&P are considered to be of poor standing and predominantly speculative. The rating services' descriptions of securities are set forth in the SAI. High yield-high risk securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund's shares.

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                  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

    The Advisers Fund and the Bond Income Strategy Fund may invest in mortgage-backed securities and the Advisers Fund, Bond Income Strategy Fund and Money Market Fund may invest in asset-backed securities. Mortgage-backed securities represent a participation in, or are secured by, mortgage loans and include securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; securities issued by private issuers that represent an interest in, or are collateralized by, mortgage-backed securities issued or guaranteed by the U.S. Government or one or its agencies or instrumentalities; or securities issued by private issuers that represent an interest in or are collateralized by mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements.

    Due to the risk of prepayment, especially when interest rates decline, mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates and, as a result, may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

    Up to 25% of the value of the Bond Income Strategy Fund's total assets may be applied to mortgage dollar roll transactions. In a mortgage dollar roll a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar
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THE HARTFORD MUTUAL FUNDS, INC.                                               11
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(same type, coupon and maturity) securities on a specified future date. The Fund will engage in "covered rolls" or, if not covered, the Fund will establish a segregated account with the Company's custodian consisting of cash, U.S. Government securities and other liquid, high quality debt securities. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

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                               EQUITY SECURITIES

    All Funds except the Money Market Fund and Bond Income Strategy Fund may invest all or a portion of their assets in equity securities including common stocks, preferred stocks, convertible preferred stock and rights to acquire such securities. In addition, these Funds may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. The Bond Income Strategy Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond Income Strategy Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities.

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                        SMALL CAPITALIZATION SECURITIES

    All Funds except the Money Market Fund and Bond Income Strategy Fund may invest in equity securities which have less than $2 billion in market capitalization ("Small Capitalization Securities"). Because the issuers of Small Capitalization Securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources. As a result, Small Capitalization Securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies.

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                              NON-U.S. SECURITIES

    Under normal circumstances the International Opportunities Fund intends to invest at least 65% of its assets in securities issued by non-U.S. companies ("non-U.S. securities"). In addition, the International Opportunities Fund may invest in commingled pools offered by non-U.S. banks. Each other Fund is permitted to invest up to 20% of its assets, and the Money Market Fund and Bond Income Strategy Fund are permitted to invest up to 25% and 30% of their assets, in non-U.S. securities. The Bond Income Strategy Fund intends to purchase securities denominated in U.S. dollars, or if not so denominated, to use currency transactions to reflect U.S. dollar valuation at the time of purchase or while the security is held by the Fund. Each Fund except the Money Market Fund and the Bond Income Strategy Fund may invest in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive non-U.S. securities. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on non-U.S. securities exchanges and are denominated in non-U.S. currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in non-U.S. securities.

    When selecting non-U.S. securities HIMCO or Wellington Management will evaluate the economic and political climate and the principal securities markets of the country in which the company is located. Investing in non-U.S. securities involves considerations and potential risks not typically associated with investing in securities issued by U.S. companies. Less information may be available about non-U.S. companies than about U.S. companies and non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of non-U.S. securities are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of non-U.S. currencies, application of non-U.S. tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. Although the International Opportunities Fund will focus on companies that operate in established markets, from time to time the Fund may invest up to 25% of its assets in companies located in emerging countries. Compared to the United States and other developed countries, developing countries may have relatively, unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. See the SAI for additional risk disclosure concerning non-U.S. securities.

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                             CURRENCY TRANSACTIONS

    Each Fund, except the Money Market Fund, may engage in currency transactions to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency
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12                                               THE HARTFORD MUTUAL FUNDS, INC.
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futures contracts and options thereon and exchange listed and OTC options on currencies.

    Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements."

    The use of currency transactions to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund's underlying securities. Further, the Funds may enter into currency transactions only with counterparties that HIMCO or Wellington Management deem to be creditworthy.

    The Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including related options and futures contracts.

---------------------------------------------------
                         OPTIONS AND FUTURES CONTRACTS

    Each Fund, except the Money Market Fund, may employ certain hedging, income enhancement and risk management techniques involving options and futures contracts, though such techniques may result in losses to the Fund. The Funds may write covered call options or purchase put and call options on individual securities, write covered put and call options and purchase put and call options on foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices, and enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices.

    A Fund may write covered options only. "Covered" means that, so long as a Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date not earlier than the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash, U.S. Government securities or other liquid, high grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies. A Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit.

    To hedge against fluctuations in currency exchange rates, these Funds may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those non-hedging positions may not exceed 5% of the liquidation value of Fund's portfolio, after taking into account the unrealized profits and unrealized losses on any such contracts the Fund has entered into.

    A Fund's use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of HIMCO or Wellington Management to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets; (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position; (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations; and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code (the "Code"). See the SAI for additional information on options and futures contracts. Options and futures contracts are commonly known as "derivative" securities.

---------------------------------------------------
                                SWAP AGREEMENTS

    Each Fund, except the Money Market Fund, may enter into interest rate swaps, currency swaps, equity swaps and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties

THE HARTFORD MUTUAL FUNDS, INC.                                               13
--------------------------------------------------------------------------------

might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

    In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

    Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Swap agreements are commonly known as "derivative" securities.

    The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on HIMCO's or Wellington Management's ability to predict correctly the direction and degree of movement in interest rates. Although the Funds believe that the use of the hedging and risk management techniques described above will benefit the Funds, if HIMCO's or Wellington Management's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. These activities are commonly used when managing derivative investments.

---------------------------------------------------
                              ILLIQUID SECURITIES

    Each Fund is permitted to invest up to 15% of its net assets in illiquid securities except the Money Market Fund which may invest up to 10% of its net assets in such securities. "Illiquid Securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. Each Fund may purchase certain restricted securities commonly known as Rule 144A securities that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines of the Board of Directors.

    Under current interpretations of the SEC Staff, the following securities may be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

---------------------------------------------------
                  WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

    Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if HIMCO or Wellington Management deems it advisable. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining net asset value. At the time of delivery of the securities, the value may be more or less than the purchase price.

---------------------------------------------------
                           OTHER INVESTMENT COMPANIES

    Each Fund is permitted to invest in other investment companies. Securities in certain countries are currently accessible to the Funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. A Fund will not purchase a security if, as a result, (1) more than 10% of the Fund's assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund or (3) more than 5% of the Fund's assets would be invested in any one such investment company.

---------------------------------------------------
                          PORTFOLIO SECURITIES LENDING


    Each Fund may lend its portfolio securities to broker/ dealers and other institutions as a means of earning interest income. Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. A Fund may lend securities only if:
(1) the loan is fully secured by appropriate collateral at all times as determined by HIFSCO or HIMCO; and (2) the value of all loaned securities of the Fund is not more than 33 1/3% of the Fund's total assets.

14                                               THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

---------------------------------------------------
                               OTHER RISK FACTORS

    As mutual funds that primarily invest in equity and/or debt securities, each Fund is subject to market risk, i.e., the possibility that equity and/or debt prices in general will decline over short or even extended periods of time. The financial markets tend to be cyclical, with periods when security prices generally rise and periods when security prices generally decline. The value of the debt securities in which the Funds invest will tend to increase when interest rates are falling and to decrease when interest rates are rising.

    No Fund should be considered to be a complete investment program in and of itself. Each prospective purchaser should take into account his or her own investment objectives as well as his or her other investments when considering the purchase of shares of any Fund.

    There can be no assurance that the investment objectives of the Funds will be met. In addition, the risk inherent in investing in the Funds is common to any security -- the net asset value will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities held by each Fund. One or more of the Funds may experience high portfolio turnover (i.e. over 100%). See Portfolio Turnover.

    In pursuit of a Fund's investment objective, HIMCO and Wellington Management attempt to select appropriate individual securities for inclusion in a Fund's portfolio. In addition, HIMCO and Wellington Management attempt to successfully forecast market trends and increase investments in the types of securities best suited to take advantage of such trends. Thus, the investor is dependent on HIMCO or Wellington Management's success not only in selecting individual securities, but also in identifying the appropriate mix of securities consistent with a Fund's investment objective.

---------------------------------------------------
                             INVESTMENT LIMITATIONS

    The Funds have adopted certain limitations in an attempt to reduce their exposure to specific situations. Some of these limitations are that each Fund will not:

(a) invest more than 25% of its assets in any one industry;

(b) borrow money, except from banks, and then only in amounts not exceeding 33 1/3% of the value of a Fund's total assets (although for purposes of this restriction reverse repurchase agreements are not considered borrowings, as a non-fundamental operating policy each Fund will limit combined borrowings and reverse repurchase transactions to 33 1/3% of the value of a Fund's total assets);

(c) with respect to 75% of the value of each Fund's total assets, purchase the securities of any issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities) if:

    (1) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

    (2) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

    These investment restrictions are considered at the time investment securities are purchased. The limitations described above, except as noted under
(b), and those listed under Fundamental Restrictions of the Funds in the SAI, are considered fundamental and as such can only be changed with the approval of a majority of each Fund's shareholders.

---------------------------------------------------
                            PERFORMANCE OF THE FUNDS


    The figures set forth below reflect each Fund's total return for the period from July 22, 1996 to May 31, 1997. These figures are based on the actual performance of the Funds. The Hartford has voluntarily agreed to limit certain Fund expenses. Without this agreement total return figures would have been lower. Past performance is not necessarily indicative and is no guarantee of future performance of the Funds.



                                        CLASS A SHARES            CLASS B SHARES
                                   ------------------------  ------------------------
                                      WITH        WITHOUT       WITH        WITHOUT
                                      SALES        SALES        SALES        SALES
                                     CHARGE      CHARGE(1)     CHARGE      CHARGE(1)
                                   -----------  -----------  -----------  -----------
Small Company Fund...............       12.07%       18.59%       12.97%       17.97%
Capital Appreciation Fund........       62.52%       71.98%       66.07%       71.07%
International Opportunities
 Fund............................        7.06%       13.29%        7.70%       12.70%
Stock Fund.......................       26.38%       33.74%       27.84%       32.84%
Dividend and Growth Fund.........       22.46%       29.59%       23.72%       28.72%
Advisers Fund....................       15.89%       22.64%       16.96%       21.96%
Bond Income Strategy Fund........        3.16%        8.02%        2.30%        7.30%
Money Market Fund................        4.81%        3.93%      N/A          N/A


------------------------

(1)Certain persons may purchase Class A Shares that are not subject to the Class A Initial Sales Charge (see "Waiver of Class A Initial Sales Charge" in this Prospectus) and certain other persons may purchase Class A Shares subject to less than the maximum Initial Sales Charge (see "Reduced Sales Charges for Class A Share Purchases" in this Prospectus).

----------------------------------------------------------------
                       PRIOR PERFORMANCE OF SIMILAR FUNDS

    Because the Funds commenced operations in July, 1996 they have limited operating history and performance. However, the Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund, Advisers Fund and Money Market Fund are modeled after existing funds (the "Insurance Funds") that are managed by HIMCO or Wellington Management and have investment objectives and policies substantially similar to the corresponding Funds. The Insurance Funds are used as

THE HARTFORD MUTUAL FUNDS, INC.                                               15
--------------------------------------------------------------------------------


investment vehicles for the assets of variable annuity and variable life insurance contracts issued by The Hartford affiliates.



    Below you will find information about the performance of the Insurance Funds. Although the six comparable Funds discussed above have substantially similar investment objectives and policies and the same portfolio managers as the Insurance Funds, you should not assume that the Funds offered by this Prospectus will have the same future performance as the Insurance Funds. For example, any Fund's future performance may be greater or less than the performance of the corresponding Insurance Fund due to, among other things, differences in expenses and cash flows between a Fund and the corresponding Insurance Fund.


    The investment characteristics of each Fund listed below will closely resemble the investment characteristics of the corresponding Insurance Fund. Depending on the Fund involved, similarity of investment characteristics may involve factors such as industry diversification, country diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets, equity/non-equity mixes, and individual holdings.


    Certain Funds do have differences from their corresponding Insurance Fund none of which HIMCO or Wellington Management believe would cause a significant change in investment results. Investors may note that the Dividend and Growth Fund, the Stock Fund and the Advisers Fund may invest 5% of their assets in debt securities that are rated below investment grade by Moody's or S&P (or are of comparable quality as determined by Wellington Management). Their corresponding Insurance Funds may not invest any of their assets in debt securities rated below investment grade.



    The table below sets forth each Fund, and its corresponding Insurance Fund, its inception date and asset size as of May 31, 1997:



                                        CORRESPONDING INSURANCE FUND
 FUND                                  (INCEPTION DATE AND ASSET SIZE)
 ----------------------------------------------------------------------------
 Capital Appreciation........... Hartford Capital Appreciation Fund, Inc.
                                 (April 2, 1984) $3,912,463,337

 International Opportunities.... Hartford International Opportunities Fund,
                                 Inc. (July 2, 1990)
                                 $1,106,676,929

 Stock.......................... Hartford Stock Fund, Inc. (August 31, 1977)
                                 $3,750,158,241

 Dividend and Growth............ Hartford Dividend and Growth Fund, Inc.
                                 (March 8, 1994) $1,296,582,453

 Advisers....................... Hartford Advisers Fund, Inc. (March 31, 1983)
                                 $6,883,289,357

 Money Market................... HVA Money Market Fund, Inc. (June 30, 1980)
                                 $576,812,977



    The following four tables show the average annualized total returns for the Insurance Funds for the one, three, five and ten year (or life of the Insurance Fund, if shorter) periods ended May 31, 1997. These figures are based on the actual gross investment performance of the Insurance Funds. From the gross investment performance figures, the maximum Total Fund Operating Expenses reflected in the fee table on page 3 are deducted to arrive at the net return. The first table for each Class shown reflects a deduction for the maximum applicable sales charge, while the second table for each Class shown reflects no deduction for sales charges. Performance figures will be lower when sales charges are taken into effect.

16                                               THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

---------------------------------------------------
                  ASSUMING CLASS A SHARE TOTAL FUND OPERATING
                  EXPENSES AND THE MAXIMUM INITIAL SALES LOAD
                          APPLICABLE TO CLASS A SHARES


                                                                                                  10 YEARS
INSURANCE FUND                                                                                    OR SINCE
(INCEPTION DATE)                                              1 YEAR      3 YEARS     5 YEARS     INCEPTION
                                                              -------     -------     -------     ---------
Hartford Capital Appreciation Fund, Inc.....................    8.73%      18.95%      17.53%       14.71%
(April 2, 1984)
Hartford International Opportunities Fund, Inc..............    3.32%       7.60%       8.50%        6.32%
(July 2, 1990)
Hartford Stock Fund, Inc....................................   21.25%      20.94%      16.23%       12.34%
(August 31, 1977)
Hartford Dividend and Growth Fund, Inc......................   19.65%      21.19%       N/A         19.73%
(March 8, 1994)
Hartford Advisers Fund, Inc.................................   14.92%      15.28%      12.19%       10.90%
(March 31, 1983)
HVA Money Market Fund, Inc..................................    4.54%       4.63%       3.84%        5.31%
(June 30, 1980)


---------------------------------------------------
                  ASSUMING CLASS A SHARE TOTAL FUND OPERATING
                     EXPENSES WITH NO INITIAL SALES LOAD(1)


                                                                                                  10 YEARS
INSURANCE FUND                                                                                    OR SINCE
(INCEPTION DATE)                                              1 YEAR      3 YEARS     5 YEARS     INCEPTION
                                                              -------     -------     -------     ---------
Hartford Capital Appreciation Fund, Inc.....................   15.06%      21.22%      18.87%       15.36%
(April 2, 1984)
Hartford International Opportunities Fund, Inc..............    9.33%       9.65%       9.74%        7.19%
(July 2, 1990)
Hartford Stock Fund, Inc....................................   28.31%      23.24%      17.56%       12.97%
(August 31, 1977)
Hartford Dividend and Growth Fund, Inc......................   26.62%      23.50%       N/A         21.84%
(March 8, 1994)
Hartford Advisers Fund, Inc.................................   21.61%      17.48%      13.47%       11.53%
(March 31, 1983)
HVA Money Market Fund, Inc..................................    4.54%       4.63%       3.84%        5.31%
(June 30, 1980)


------------------------

(1)Certain persons may purchase Class A Shares that are not subject to the Class A Initial Sales Charge (see "Waiver of Class A Initial Sales Charge" in this Prospectus) and certain other persons may purchase Class A Shares subject to less than the maximum Initial Sales Charge (see "Reduced Sales Charges for Class A Share Purchases" in this Prospectus).

---------------------------------------------------
                  ASSUMING CLASS B SHARE TOTAL FUND OPERATING
                   EXPENSES AND REDEMPTION AT THE END OF THE
                             APPLICABLE TIME PERIOD


                                                                                                  10 YEARS
INSURANCE FUND                                                                                    OR SINCE
(INCEPTION DATE)                                              1 YEAR      3 YEARS     5 YEARS     INCEPTION
                                                              -------     -------     -------     ---------
Hartford Capital Appreciation Fund, Inc.....................    9.26%      19.68%      17.83%       14.56%
(April 2, 1984)
Hartford International Opportunities Fund, Inc..............    3.57%       8.03%       8.69%        6.44%
(July 2, 1990)
Hartford Stock Fund, Inc....................................   22.41%      21.71%      16.52%       12.18%
(August 31, 1977)
Hartford Dividend and Growth Fund, Inc......................   20.73%      21.96%       N/A         20.38%
(March 8, 1994)
Hartford Advisers Fund, Inc.................................   15.76%      15.92%      12.42%       10.75%
(March 31, 1983)
HVA Money Market Fund, Inc..................................   -1.19%       2.97%       2.75%         4.58%
(June 30, 1980)


---------------------------------------------------
                  ASSUMING CLASS B SHARE TOTAL FUND OPERATING
                    EXPENSES AND NO REDEMPTION AT THE END OF
                           THE APPLICABLE TIME PERIOD


                                                                                                  10 YEARS
INSURANCE FUND                                                                                    OR SINCE
(INCEPTION DATE)                                              1 YEAR      3 YEARS     5 YEARS     INCEPTION
                                                              -------     -------     -------     ---------
Hartford Capital Appreciation Fund, Inc.....................   14.26%      20.37%      18.04%       14.56%
(April 2, 1984)
Hartford International Opportunities Fund, Inc..............    8.57%       8.88%       8.97%        6.44%
(July 2, 1990)
Hartford Stock Fund, Inc....................................   27.41%      22.38%      16.73%       12.18%
(August 31, 1977)
Hartford Dividend and Growth Fund, Inc......................   25.73%      22.63%       N/A         20.99%
(March 8, 1994)
Hartford Advisers Fund, Inc.................................   20.76%      16.66%      12.67%       10.75%
(March 31, 1983)
HVA Money Market Fund, Inc..................................    3.81%       3.90%       3.11%         4.58%
(June 30, 1980)

The Hartford Mutual Funds, Inc.                                               17
--------------------------------------------------------------------------------

-------------------------------------------
                     CERTAIN INFORMATION ABOUT PERFORMANCE

    From time to time, a Fund's yield and total return may be included in advertisements, sales literature, or shareholder reports. In addition, the Company may advertise the effective yield of the Money Market Fund. All figures are based upon historical earnings and are not intended to indicate future performance.

    The "yield" of a Fund refers to the annualized net income generated by an investment in that Fund over a specified 30-day period (7-day period for the Money Market Fund). The effective yield is calculated similarly, but, when annualized, the income earned by an investment in that Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    The "total return" of a Fund refers to the average annual rate of return of an investment in the Fund. This figure is computed by calculating the percentage change in the value of an investment of $1,000, assuming reinvestment of all income dividends and capital gain distributions, to the end of a specified period. "Total return" quotations reflect the performance of the Fund and include the effect of capital changes.

    Further information about the performance of the Funds will be contained in the Funds' annual reports to shareholders, which you may obtain without charge by writing to the Funds' address or calling the telephone number set forth on the cover page of this Prospectus.

---------------------------------------------------
                               ABOUT YOUR ACCOUNT

--------------------------------
                               HOW TO BUY SHARES


    You may purchase shares from any broker-dealer that has a selling agreement with Hartford Securities Distribution Company, Inc. (the "Distributor"). In addition, an account may be opened for the purchase of shares of a Fund by mailing to The Hartford Mutual Funds, Inc., P.O. Box 8416, Boston, MA 02266-8416, a completed account application and a check, payable to The Hartford Mutual Funds. Or you may telephone 1-888-843-7824 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed application.


    Purchase orders for all Funds are accepted only on a regular business day as defined below. Orders for shares received by Boston Financial Data Services, Inc., (the "Transfer Agent") on any business day prior to the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) will receive that day's offering price. Orders received by the Transfer Agent after such time but prior to the close of business on the next business day will receive the next business day's offering price which is net asset value plus any applicable sales charge. If you purchase shares through a broker-dealer, your broker is responsible for forwarding payment promptly to the Transfer Agent. With respect to shares of the Money Market Fund, orders shall not be deemed received until the Transfer Agent receives Federal funds. A "business day" is any day on which the NYSE is open for business. It is anticipated that the NYSE will be closed Saturdays and Sundays and on days on which the NYSE observes New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Each Fund and the Distributor or Transfer Agent reserves the right to reject any order for the purchase of a Fund's shares. The Company reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the placement of the order.

    If the Transfer Agent deems it appropriate, additional documentation or verification of authority may be required and an order will not be deemed received unless and until such additional documentation of verification is received by the Transfer Agent.

    Your initial purchase amount for each Fund must be at least $1,000, except for purchases made by employees of The Hartford, Wellington Management and broker-dealer wholesalers and their affiliates and investors using periodic investment plans, for which the minimum may be waived, and except for participants in employer-sponsored tax qualified retirement plans for which the minimum is $250. There is a $100 minimum amount for subsequent purchases ($25 for participants in employer-sponsored tax qualified retirement plans) except as referenced above.


    For an initial purchase of shares by wire, you must first telephone the Transfer Agent at 1-888-843-7824 between the hours of 8:00 A.M. and 4:00 P.M. (Eastern Time) on a regular business day as defined above to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and the wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to: ABA #011000028, State Street Bank & Trust Company, Boston, MA, Account #: 9905-205-2, FBO: The Hartford Funds, Fund Name and Class, Shareholder Account Number, Shareholder Name. If you arrange for receipt by the Transfer Agent of federal funds prior to the close of trading (currently 4:00 P.M., Eastern Time) of the NYSE on a regular business day as defined above, you will receive that day's offering price. Your bank may charge for these services. Presently there is no fee for receipt by the Transfer Agent of Federal funds wired, but the right to charge for this service is reserved.



    Each Fund offers investors three different classes of shares -- Class A, Class B and Class Y. Class A and Class B

18                                               THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------


shares are offered by this prospectus. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and, except for the Money Market Fund, will likely have different share prices. All share purchase orders that fail to specify a class will be invested in Class A shares.


    PURCHASES OF CLASS A SHARES.


    Class A shares are sold subject to an initial sales load the amount of which decreases as the amount of funds invested increases. In addition, the initial sales load is waived entirely for investments in excess of $1 million and for certain categories of investors (as described below). Any portion of any applicable sales charge may be retained by the Distributor or allocated to your broker-dealer as commission. There is no initial sales charge for the Money Market Fund. The current sales charge rates and commissions paid to dealers and brokers are as follows:


---------------------------------------------------
                    SMALL COMPANY FUND, CAPITAL APPRECIATION
                    FUND, INTERNATIONAL OPPORTUNITIES FUND,
                     STOCK FUND, DIVIDEND AND GROWTH FUND,
                               AND ADVISERS FUND

                                                      FRONT-END       FRONT-END
                                                    SALES CHARGE    SALES CHARGE
                                                        AS A            AS A        COMMISSION AS
                                                     PERCENTAGE      PERCENTAGE     PERCENTAGE OF
                                                     OF OFFERING      OF AMOUNT       OFFERING
AMOUNT OF PURCHASE                                      PRICE         INVESTED          PRICE
--------------------------------------------------  -------------   -------------   -------------
Less than $50,000.................................       5.50%           5.82%           4.75%
$50,000 or more but less than $100,000............       4.50%           4.71%           4.00%
$100,000 or more but less than $250,000...........       3.50%           3.63%           3.00%
$250,000 or more but less than $500,000...........       2.50%           2.56%           2.00%
$500,000 or more but less than $1 million.........       2.00%           2.04%           1.75%
$1 million or more................................          0%              0%              0%

---------------------------------------------------
                         THE BOND INCOME STRATEGY FUND

                                                      FRONT-END       FRONT-END
                                                    SALES CHARGE    SALES CHARGE
                                                        AS A            AS A        COMMISSION AS
                                                     PERCENTAGE      PERCENTAGE     PERCENTAGE OF
                                                     OF OFFERING      OF AMOUNT       OFFERING
AMOUNT OF PURCHASE                                      PRICE         INVESTED          PRICE
--------------------------------------------------  -------------   -------------   -------------
Less than $50,000.................................       4.50%           4.71%           3.75%
$50,000 or more but less than $100,000............       4.00%           4.17%           3.50%
$100,000 or more but less than $250,000...........       3.50%           3.63%           3.00%
$250,000 or more but less than $500,000...........       2.50%           2.56%           2.00%
$500,000 or more but less than $1 million.........       2.00%           2.04%           1.75%
$1 million or more................................          0%              0%              0%


    The Distributor reserves the right to remit the entire amount of the sales commission to broker-dealers. The Distributor may pay dealers of record commissions on purchases over $1 million an amount up to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of share purchases over $5 million. In addition, the distributor may provide compensation to dealers of record for shares purchased without a sales charge under circumstances described in "Waiver of Class A Initial Sales Charge."


    The Distributor may provide promotional incentives including cash compensation in excess of the applicable sales charge to certain broker-dealers whose representatives have sold or are expected to sell significant amounts of shares of one or more of the Funds. Other programs may provide, subject to certain conditions, additional compensation to broker-dealers based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made by the Distributor or its affiliates out of their own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

    CLASS A CONTINGENT DEFERRED SALES CHARGE.


    There is no initial sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million, on Class A shares purchased through certain employer-sponsored tax qualified retirement plans and in certain instances as described below. However, if you redeem such Class A shares within 18 months of initial purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the aggregate net asset value of the lesser of (1) the redeemed shares at the time of redemption (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the redeemed shares.


    In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

    No Class A contingent deferred sales charge is charged on exchanges of such shares under the Fund's Exchange Privilege (described below). However, if the Class A shares acquired by exchange are redeemed within 18 months of purchase of the exchanged shares (i.e. the Class A shares purchased without an initial sales charge), the Class A contingent deferred sales charge will apply.

    REDUCED SALES CHARGES FOR CLASS A SHARE PURCHASES.

    You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

THE HARTFORD MUTUAL FUNDS, INC.                                               19
--------------------------------------------------------------------------------

    COMBINED PURCHASES.


    You may aggregate purchases of shares of the Funds with the purchases of the other persons listed below to achieve discounts in the applicable sales charges. The sales charge applicable to a current purchase of Class A shares of each Fund by a person listed below is determined by adding the value of Class A shares to be purchased to the aggregate value (at current net asset value) of all shares of any of the other Funds in the Company previously purchased and then owned. In addition, if you are a natural owner of a Hartford Director variable annuity or variable life contract ("Qualified Contracts"), and you notify your broker that you own one or more Qualified Contracts, the current account value of such contract will be aggregated with your shares to determine your sales charge. The Transfer Agent must be notified by you or your broker-dealer each time a qualifying purchase is made.


    Qualifying investments include those by you and members of your family, if all parties are purchasing Class A shares for their own account(s), which may include tax qualified plans, such as an IRA, or by a company solely controlled by such individuals as defined in the 1940 Act. Reduced sales charges also apply to purchases by a trustee or other fiduciary if the investment is for a single trust, estate or single fiduciary account, including pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Code. Reduced sales charges apply to combined purchases by qualified employee benefit plans of a single corporation, or of corporations affiliated with each other in accordance with the 1940 Act. Purchases made for nominee or street name accounts (securities held in the name of a broker or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

    RIGHTS OF ACCUMULATION.


    The sales charge for new purchases of Class A shares of a Fund will be determined by aggregating the net asset value of all the Funds (and current account value of Qualified Contracts assuming proper notification as discussed under "Combined Purchases" above) owned by the shareholder at the time of the new purchase. The rules listed under Combined Purchases may apply. You must identify on the account application all accounts to be linked for Rights of Accumulation.


    LETTER OF INTENT.


    You may reduce your sales charge on all investments by meeting the terms of a letter of intent, a non-binding commitment to invest a certain amount within a 13-month period. Your existing holdings in the Company may also be combined with the investment commitment set forth in the letter of intent to further reduce your sales charge. Up to 5% of the letter amount will be held in escrow to cover additional sales charges which may be due if your total investments over the letter period are not sufficient to qualify for a sales charge reduction. See the SAI and the account application for further details.


    WAIVER OF CLASS A INITIAL SALES CHARGE.


    No sales charge is imposed on sales of Class A shares to certain investors. However, in order for the following sales charge waivers to be effective, the Transfer Agent must be notified of the waiver when the purchase order is placed. The Transfer Agent may require evidence of your qualification for the waiver. No sales charge is imposed on the following investors: (1) any purchase of $1 million or more in the Funds, (2) present or former officers, directors and employees (and their families) of the Company, The Hartford, Wellington Management, Transfer Agent and their affiliates, and retirement plans established by them for their employees if purchased directly through the Transfer Agent, (3) any participant in a tax qualified plan provided that the total initial amount invested by the plan totals $500,000 or more, or the plan has 100 or more employees eligible to participate at the time of purchase; (4) dealers, brokers and wholesalers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees; (5) employees and registered representatives (and their parents, spouses and dependent children) of dealers, brokers and wholesalers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's parents, spouse or minor children); (6) one or more members of a group of at least 100 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons pursuant to a marketing program between the Distributor and such group; or (7) dealers, brokers, registered investment advisers or third party administrators or consultants that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. The Class A Contingent Deferred Sales Charge may apply to categories 1, 3, 6 and 7 above.


    Additionally, no sales charge is imposed on shares that are (a) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party, (b) purchased by the reinvestment of loan repayments by a participant in retirement plans, (c) purchased by the reinvestment of dividends or other distributions reinvested from a Fund, or (d) purchased and paid for with the proceeds of shares redeemed in the prior 60 days from a

20                                               THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------


mutual fund on which an initial sales charge or contingent deferred sales charge was paid.


    WAIVER OF CLASS A CONTINGENT DEFERRED SALES CHARGE.


    The Class A contingent deferred sales charge is also waived if shares are redeemed, and the Transfer Agent is notified, in the following cases: (1) for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, (2) to return excess contributions made to employer sponsored tax qualified retirement plans, (3) to make Systematic Withdrawal Plan payments that are limited to no more than 12% of the original account value annually, (4) involuntary redemptions of shares by operation of law or under the procedures set forth in the Company's Articles of Incorporation or adopted by the Board of Directors, (5) in connection with retirement plans: (i) following the death or disability (as defined in the Code) of the participant or beneficiary (the death or disability must have occurred after the account was established); (ii) hardship withdrawals; (iii) distributions pursuant to a Qualified Domestic Relations Order, as defined in the Code; (iv) minimum distributions as required by section 401(a)(9) of the Code; (v) substantially equal periodic payments as described in Section 72(t) of the Code, and (vi) separation from service, or (6) for investors described under items 2, 4 and 5 above under "Waiver of Class A Initial Sales Charge."


    DISTRIBUTION AND SERVICE PLAN FOR CLASS A SHARES.


    The Fund has adopted a Distribution and Service Plan for Class A shares to compensate the Distributor for the distribution of Class A shares and servicing the accounts of Class A shareholders. The Plan provides for periodic payments to brokers who provide services to accounts that hold Class A shares and for promotional and other sales related costs. The Distributor is compensated at an annual rate that may not exceed 0.35% of the average daily net asset value of Class A shares of the Fund some or all of which may be remitted to brokers. Up to .25% of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. The Rule 12b-1 fee for each Fund has been voluntarily capped at .30% through December 31, 1997. The cap may be removed at any time after such date.


    PURCHASES OF CLASS B SHARES.

    Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class B shares and some or all of the charge may be remitted to brokers. Because in most cases it is more advantageous for an investor to purchase Class A shares for amounts in excess of $500,000, orders for amounts of $500,000 or greater will be considered purchases of Class A shares.

    To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period.

    The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                                  CONTINGENT DEFERRED
                                                  SALES CHARGE AS A %
REDEMPTION DURING:                                OF NET ASSET VALUE
----------------------------------------------  -----------------------
1st year after purchase.......................              5.0%
2nd year after purchase.......................              4.0%
3rd year after purchase.......................              3.0%
4th year after purchase.......................              3.0%
5th year after purchase.......................              2.0%
6th year after purchase.......................              1.0%
7th year after purchase.......................               None

    In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

    WAIVERS OF CLASS B SALES CHARGE.


    The Class B contingent deferred sales charge will be waived if the shareholder requests it for any of the following redemptions: (1) to make distributions under a Systematic Withdrawal Plan for no more than 12% of the account value annually (measured from the date the Transfer Agent receives the request), (2) redemptions from accounts following the death or disability of a shareholder or settlor of a living trust (the disability must have occurred after the account was established and you must provide evidence of a determination of disability by the Social Security Administration), (3) redemptions made to effect distributions from an Individual Retirement Account either before or after age 59 1/2, as long as the distributions are based on your life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary and such distributions are free from penalty under the Code,
(4) redemptions made to effect mandatory distributions under the Code after age 70 1/2 from a tax-deferred retirement plan, (5) redemptions

THE HARTFORD MUTUAL FUNDS, INC.                                               21
--------------------------------------------------------------------------------

made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans, including those qualified under Section 401(a) of the Code, custodial accounts under Section 403(b)(7) of the Code and deferred compensation plans under Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code. The contingent deferred sales charge is also waived on Class B shares in the following cases: (i) shares issued in plans of reorganization to which the Fund is a party; or (ii) shares redeemed in involuntary redemptions as described below.

    AUTOMATIC CONVERSION OF CLASS B SHARES.


    Ninety-six months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the higher asset-based sales charge that otherwise applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. Under
Section 1036 of the Code, the automatic conversion of Class B shares will not result in a gain or loss to the Fund or to affected shareholders.


    DISTRIBUTION AND SERVICE PLAN FOR CLASS B SHARES.

    The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for the distribution of Class B shares and servicing accounts of Class B shareholders. Some or all of this fee may be reallowed to broker-dealers for distribution and or shareholder account services. Under the Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses.

---------------------------------------------------
                   SPECIAL INVESTMENT PROGRAMS AND PRIVILEGES

    One easy way to pursue your financial goals is to invest money regularly. The Company offers convenient services that let you transfer money into your account, or between accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals. Certain restrictions apply. These privileges may be selected at the time of your initial investment or at a later date. Please call 1-888-843-7824 for more information and application forms for any of the privileges described below.

    ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $100 or as much as $50,000 between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

    AUTOMATIC INVESTMENT PLANS let you make regular monthly or quarterly investments through an automatic withdrawal from your bank account ($50 minimum per Fund) and you can enroll when you establish your account. Sales charges will apply.


    DOLLAR COST AVERAGING INVESTMENT PROGRAMS ("DCA") let you set up monthly or quarterly exchanges in amounts of $100 or more from one Fund to the same class of shares of any other Fund. Sales charges may apply where a shareholder invests in the Money Market Fund and then seeks to exchange into a Fund where sales charges are applicable. Use of DCA permits the purchase of shares of a Fund on a scheduled basis which protects the investor from the risk of making all or substantially all of an investment prior to a significant market decline. All shareholder accounts involved in a DCA Program must have identical registrations.


    AUTOMATIC DIVIDEND DIVERSIFICATION ("ADD") lets you automatically reinvest dividends and capital gain distributions paid by one Fund into shares of the same class of another Fund. The number of shares purchased through ADD will be determined by using the net asset value of the Fund in which dividends will be reinvested next computed after the dividend payment is made. All shareholder accounts involved in an ADD program must have identical registrations.


    EXCHANGE PRIVILEGE. You may exchange your shares of a Fund for shares of the same class of any other Fund. In the case of exchanges from the Money Market Fund to Class A shares of another Fund, sales charges will apply unless you paid an initial sales charge earlier. You should consider the differences in investment objectives and expenses of a Fund as described in this prospectus before making an exchange. Shares are normally redeemed from one Fund and purchased from the other Fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of the NYSE that day.


    Exchanges are taxable transactions and may be subject to special tax rules about which you should consult your own tax adviser. For complete policies and restrictions governing exchanges, including fees and circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "How to Exchange Shares."

    SYSTEMATIC WITHDRAWAL PLANS let you set up monthly, quarterly, semi-annual or annual redemptions from any account with a value of $5,000 or more. You may direct the Company

22                                               THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------


to make regular payments in fixed dollar amounts of $50 or more, or in an amount equal to the value of a fixed number of shares (5 shares or more). Payments can be directed to the shareholder or to someone other than the registered owners(s) of the account. If this privilege is requested when the account is established, no signature guarantee is needed. If this privilege is added to an existing account and payments are directed to someone other than the registered owners(s) of the account, a signature guarantee is required on the Systematic Withdrawal Plan application. The Company reserves the right to institute a charge for this service. Systematic Withdrawal Plans for Class B shares of a Fund and for Class A shares subject to a CDSC are permitted only for payments that are no more than 12% of the account value annually (measured from the date the Transfer Agent receives the request).


    Maintaining a Systematic Withdrawal Plan at the same time regular additional investments are being made into Class A shares of any Fund except the Money Market Fund, is not recommended because a sales charge will be imposed on the new shares at the same time shares are being redeemed to make the periodic payments under the Systematic Withdrawal Plan.


    REINVESTMENT PRIVILEGE. If you redeem some or all of your Fund shares, you have up to 180 days to reinvest all or part of the redemption proceeds in Class A shares of the Fund without paying a sales charge. This privilege applies only to redemptions of shares on which an initial or deferred sales charge was paid or to redemptions of Class A and Class B shares of the Fund that you purchased by reinvesting dividends or distributions. You must be sure to ask the Transfer Agent for this privilege when you send your payment.



    RETIREMENT PLANS. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. A number of different retirement plans can be used by individuals and employers including IRAs, 403(b) Custodial Plans, SEPIRAs, SIMPLE IRAs, 401(k) and 457 plans. Please call the Transfer Agent for the Company's plan documents, which contain important information and applications.


---------------------------------------------------
                              HOW TO REDEEM SHARES


    You can arrange to take money out of your account on any regular business day by redeeming some or all of your shares. Your shares will be sold at the next net asset value calculated after your order is received in good order and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, by using the Fund's Checkwriting privilege (for Class A shares of the Money Market Fund only), by telephone, by bank transfer (ACH) or by wire transfer. You can also set up Systematic Withdrawal Plans to redeem shares on a regular basis, as described above. IF YOU HAVE QUESTIONS ABOUT ANY OF THESE PROCEDURES, AND ESPECIALLY IF YOU ARE REDEEMING SHARES IN A SPECIAL SITUATION, SUCH AS DUE TO THE DEATH OF THE OWNER, OR FROM A RETIREMENT PLAN, PLEASE CALL THE TRANSFER AGENT FIRST, AT 1-888-843-7824 FOR ASSISTANCE.


    RETIREMENT ACCOUNTS.

    If you hold Fund shares through a retirement account, call the Transfer Agent in advance for additional information and any necessary forms. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee.

    CERTAIN REQUESTS REQUIRE A SIGNATURE GUARANTEE.

    To protect you and the Company from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee in the discretion of the Fund or Transfer Agent):

    - You wish to redeem more than $50,000 worth of shares and receive a check

    - A redemption check is not payable to all shareholders listed on the account statement

    - A redemption check is not sent to the address of record on your statement

    - Shares are being transferred to a Fund account with a different owner or name

    - Shares are redeemed by someone other than the owners (such as an Executor)

    REDEEMING SHARES BY MAIL.

    Write a "letter of instruction" that includes:

    - Your name

    - The Fund's name

    - Your Fund account number (from your account statement)

    - The dollar amount or number of shares to be redeemed

    - Any special payment instructions

    - The signatures of all registered owners exactly as the account is registered, and

    - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

THE HARTFORD MUTUAL FUNDS, INC.                                               23
--------------------------------------------------------------------------------


      USE THE FOLLOWING ADDRESS FOR REQUESTS BY MAIL:
      The Hartford Mutual Funds, Inc.
      P.O. Box 8416
      Boston, MA 02266-8416



      SEND COURIER OR EXPRESS MAIL REQUESTS TO:
      Boston Financial Data Services
      Attn.: The Hartford Mutual Funds, Inc.
      Two Heritage Drive
      Quincy, MA 02171


    REDEEMING SHARES BY TELEPHONE.

    You may also redeem shares by telephone by calling 1-888-843-7824. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of the NYSE that day, which is normally 4:00 P.M., Eastern Time. Shares held in tax-qualified retirement plans may not be redeemed by telephone. You may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account, you may have the proceeds wired to that bank account.

    TELEPHONE REDEMPTIONS PAID BY CHECK. Up to $50,000 may be redeemed by telephone once in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

    TELEPHONE REDEMPTIONS THROUGH BANK-LINKED ACCOUNTS. If you have selected the option on your account application, you may link your Fund account to your bank account. There are no dollar limits on telephone redemption proceeds sent to a bank-linked account. Normally the ACH wire to your bank is initiated on the business day after the redemption.


    CHECKWRITING. (CLASS A SHARES OF THE MONEY MARKET FUND ONLY) To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards. Signature cards must be signed by all owners of the account and returned to the Transfer Agent. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. Checks must be written for at least $100. Checks cannot be paid if they are written for more than your account value. You may not write a check that would require the Fund to redeem shares that were purchased by check or through the Automatic Investment Plan payments within the prior 15 days. Checks should not be used if you have changed your Fund account number. You cannot close your account by writing a check.


    REDEEMING SHARES THROUGH YOUR BROKER. The Distributor has made arrangements to redeem Fund shares from brokers on behalf of their customers. Brokers may charge for that service. The Distributor, acting as agent for the Fund, stands ready to redeem each Fund's shares upon orders from brokers at the offering price next determined after receipt of the order.

    The Transfer Agent may delay forwarding a check or processing a payment via bank linked account for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased.

    You may be charged a fee of up to $8 for wire transfers of redemption proceeds of less than $50,000, which will be deducted from such proceeds. There is no fee for ACH transfers.

---------------------------------------------------
                             HOW TO EXCHANGE SHARES


    In most cases, shares of a Fund may be exchanged for shares of the same class of other Funds at net asset value per share at the time of exchange. However, a sales charge may apply to an exchange from the Money Market Fund (see below). Exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of shares of the other Fund. Exchanges may be requested in writing or by telephone.



    For written exchange requests you should submit The Hartford Mutual Funds exchange request form, signed by all owners of the account. Send the form to the Transfer Agent at the addresses listed in "How to Sell Shares."


    For telephone exchange requests you should call 1-888-843-7824. Telephone exchanges may be made only between accounts that are registered with the same names and address.

    All exchanges are subject to the following restrictions:

    The Fund you are exchanging into must be registered for sale in your state.

    You may exchange only between Funds that are registered in the same name, address and taxpayer identification number.


    You may only exchange for shares of the same class of another Fund.


    If you wish to make more than 12 exchanges in a 12-month period, an exchange fee of $10 per exchange will be charged. Any exchange fees will be paid directly to the Fund from which shares have been redeemed. Exchanges made pursuant to the Dollar Cost Averaging Program are not subject to this fee or limitation. The minimum amount you may exchange from one Fund into another is $500 or the entire balance if less.


    Exchanges of shares of the Class A shares of the Money Market Fund for shares of any other Fund which carry a

24                                               THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------


front-end sales charge are subject to the sales charge applicable to such other Fund. Class A shares of the Money Market Fund acquired by exchange of shares of another Fund on which a front-end sales charge was previously paid or which are subject to a CDSC are exchanged at net asset value. However, Class A shares of the Money Market Fund acquired through an exchange of shares which are subject to a CDSC will continue to be subject to a CDSC upon redemption. The rate of this charge will be the rate in effect for the original shares at the time of exchange without counting the time such shares were held as Money Market Fund shares. Investors who initially purchased Class A shares of the Bond Income Strategy Fund, have held such shares for less than six months and exchange shares of the Bond Income Strategy Fund for Class A shares of any other Fund except the Money Market Fund, must pay the difference between the Bond Income Strategy Fund sales charge and the sales charge of the Fund shares being acquired.



    Except as noted above, you may exchange your shares of other Funds for shares of the same class of any other Fund without the imposition of a sales charge. With respect to Class B shares, if you exchange such shares for Class B shares of another Fund, the CDSC will be calculated based on the date on which you acquired the original Class B shares.


    Each Fund reserves the right to refuse or delay exchanges by any person or group if, in HIMCO's or Wellington Management's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

    Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund.

    Although a Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Each Fund reserves the right to terminate or modify the exchange privilege in the future.

    Shares are normally redeemed from one Fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of the NYSE that day.

---------------------------------------------------
                        DETERMINATION OF NET ASSET VALUE

    THE NET ASSET VALUE PER SHARE is determined for each class of shares for each Fund as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each regular business day (as previously defined) by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class outstanding. The assets of each Fund (except the Money Market Fund) are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Directors believes accurately reflects fair value. The assets of the Money Market Fund are valued at their amortized cost pursuant to procedures established by the Board of Directors. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. With respect to all Funds, short-term investments that will mature in 60 days or less are also valued at amortized cost, which approximates market value.

---------------------------------------------------
                     SHAREHOLDER ACCOUNT RULES AND POLICIES


    THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Directors or HIFSCO at any time the Board or HIFSCO believes it is in the Fund's best interest to do so.


    TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by a Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

    THE TRANSFER AGENT WILL RECORD ANY TELEPHONE CALLS to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine. If the Company does not use reasonable procedures the Company may be liable for losses due to unauthorized transactions, but otherwise the Company will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

    PURCHASE, REDEMPTION OR EXCHANGE REQUESTS will not be honored until the Transfer Agent receives all required documents in proper form.

    SHARE CERTIFICATES will not be issued for the Company's shares.

The Hartford Mutual Funds, Inc.                                               25
--------------------------------------------------------------------------------

    BROKERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of a Fund if the dealer performs any transaction erroneously or improperly.


    ALL OF YOUR PURCHASES MUST BE MADE IN U.S. DOLLARS and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds, or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a third party check.


    PAYMENT FOR REDEEMED SHARES is forwarded ordinarily by check or through the bank-linked service (as elected by the shareholder) within 7 calendar days after the business day on which the Transfer Agent receives redemption instructions in proper form. Payment will be forwarded within 3 business days for accounts registered in the name of a broker-dealer. Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading is restricted or as permitted by the Securities and Exchange Commission. THE TRANSFER AGENT MAY DELAY FORWARDING A CHECK OR PROCESSING A PAYMENT VIA BANK LINKED ACCOUNT FOR RECENTLY PURCHASED SHARES, BUT ONLY UNTIL THE PURCHASE PAYMENT HAS CLEARED. THAT DELAY MAY BE AS MUCH AS 15 CALENDAR DAYS FROM THE DATE THE SHARES WERE PURCHASED. THAT DELAY MAY BE AVOIDED IF YOU PURCHASE SHARES BY CERTIFIED CHECK. IF THE PURCHASE PAYMENT DOES NOT CLEAR, YOUR PURCHASE WILL BE CANCELED AND YOU COULD BE LIABLE FOR ANY LOSSES OR FEES THE FUND OR ITS TRANSFER AGENT HAVE INCURRED.

    INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS may be made by the Fund if the account value has fallen below $1,000 as a result of shareholder action such as a redemption or transfer and at least 30 days notice has been given to the shareholder.

    UNDER UNUSUAL CIRCUMSTANCES shares of a Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "Purchase and Redemption of Shares" in the Statement of Additional Information for more details.

    "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

    THE COMPANY DOES NOT CHARGE A TRANSACTION FEE, but if your broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A or Class B shares.

---------------------------------------------------
                         INVESTOR INFORMATION SERVICES

    The Fund provides 24-hour information services via a toll-free number on fund yields, prices and account balances.

    In addition, telephone representatives are available during normal business hours (8:00 A.M. to 6:00 P.M. Eastern Time) to provide the information and services you need.

    Confirmation statements will be generated after every transaction (except reinvestments, automatic investments and automatic payroll investments) that affect your account balance or your account registration. Quarterly consolidated account statements will be sent for all accounts. It is the responsibility of the shareholder to review the accuracy of transactions and to notify the transfer agent of any errors within 15 days of the date of the confirmation. Financial reports will be generated for the Fund every six months.

    Call 1-888-843-7824 if you need additional copies of financial reports or historical account information. There may be a small charge for historical account information for prior years.

---------------------------------------------------
                            MANAGEMENT OF THE FUNDS

--------------------------------
                              MANAGEMENT SERVICES


    Hartford Investment Financial Services Company ("HIFSCO") serves as investment manager to each Fund pursuant to an investment management agreement dated July 22, 1996. As of March 31, 1997, HIFSCO and its affiliates held discretionary management authority with respect to approximately $47.5 billion of client assets. HIFSCO also provides administrative personnel, services, equipment and facilities and office space for the proper operation of the Company. HIFSCO has contracted with Wellington Management for the provision of day to day investment management services to the Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund and Advisers Fund in accordance with each Fund's investment objective and policies. In addition, HIFSCO has contracted with HIMCO for the provision of day to day investment management and other services for the Bond Income Strategy Fund and Money Market Fund. Each Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management or HIMCO.

26                                               THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

---------------------------------------------------
                                MANAGEMENT FEES

MONEY MARKET FUND.


    The Money Market Fund pays a monthly management fee to HIFSCO which is based on a stated percentage of the Fund's average daily net asset value as follows:


NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $500,000,000................................       0.50%
Next $500,000,000.................................       0.45%
Amount Over $1 Billion............................       0.40%

BOND INCOME STRATEGY FUND.


    The Bond Income Strategy Fund pays a monthly management fee to HIFSCO which is based on a stated percentage of the Fund's average daily net asset value as follows:


NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $500,000,000................................       0.65%
Next $500,000,000.................................       0.55%
Amount Over $1 Billion............................       0.50%

SMALL COMPANY FUND AND INTERNATIONAL OPPORTUNITIES FUND.


    The Small Company Fund and International Opportunities Fund each pay a monthly management fee to HIFSCO which is based on a stated percentage of the Fund's average daily net asset value as follows:


NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $500,000,000................................       0.85%
Next $500,000,000.................................       0.75%
Amount Over $1 Billion............................       0.70%

CAPITAL APPRECIATION FUND AND STOCK FUND.


    The Capital Appreciation Fund and Stock Fund each pay a monthly management fee to HIFSCO which is based on a stated percentage of the Fund's average daily net asset value as follows:


NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $500,000,000................................       0.80%
Next $500,000,000.................................       0.70%
Amount Over $1 Billion............................       0.65%

DIVIDEND AND GROWTH FUND AND ADVISERS FUND.


    The Dividend and Growth Fund and Advisers Fund each pay a monthly management fee to HIFSCO which is based on a stated percentage of the Fund's average daily net asset value as follows:


NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $500,000,000................................       0.75%
Next $500,000,000.................................       0.65%
Amount Over $1 Billion............................       0.60%


    HIFSCO, Hartford Plaza, Hartford, Connecticut 06115, is an indirect majority owned subsidiary of The Hartford and was organized under the laws of Delaware in 1996. The Hartford is a holding company for various insurance related subsidiaries including Hartford Fire Insurance Company, one of the largest insurance carriers in the United States. HL Investment Advisors, Inc. an affiliate of HIFSCO, serves as investment manager to several other SEC registered funds sponsored by The Hartford affiliates and which are primarily available through the purchase of variable annuity or variable life contracts.



    Certain officers of the Funds are also officers and directors of HIFSCO and/or HIMCO; Lowndes A. Smith, Chairman of the Board of the Company, is a Director and President of HIFSCO; Joseph H. Gareau, President and a Director of the Company, is a Director and Executive Vice President of HIFSCO and a Director and President of HIMCO; Thomas M. Marra, Vice President of the Company is a Director and Executive Vice President of HIFSCO; Peter W. Cummins, Vice President of the Company is a Director and Vice President of HIFSCO; Andrew W. Kohnke, Vice President of the Company, is a Director and Vice President of HIFSCO and a Managing Director and a Director of HIMCO; George R. Jay, Treasurer and Controller of the Company is Controller of HIFSCO; Charles M. O'Halloran, Vice President and Secretary of the Company, is a Director, Secretary and General Counsel of HIMCO and Kevin J. Carr, Assistant Secretary and Counsel of the Company is Secretary and Counsel of HIFSCO.



---------------------------------------------------

                   INVESTMENT SUB-ADVISORY AND OTHER SERVICES


    Wellington Management serves as sub-adviser to the Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund, and Advisers Fund pursuant to a sub-advisory agreement, dated as of July 22, 1996. In addition, HIMCO provides day to day investment management and other services to HIFSCO on behalf of the Bond Income Strategy Fund and Money Market Fund pursuant to an investment services agreement dated March 3, 1997.



    In connection with the services provided to the Funds, Wellington Management and HIMCO make all determinations with respect to the purchase and sale of portfolio securities (subject to the terms and conditions of the investment objectives, policies and restrictions of these Funds and to the general supervision of the Company's Board of Directors and HIFSCO) and places, in the name of the Funds, all orders for execution of these Funds' portfolio transactions. In conjunction with such activities, Wellington Management and HIMCO regularly furnish reports to the Company's Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.



    For services rendered to these Funds, Wellington Management charges a quarterly fee to HIFSCO. The Funds will not pay Wellington Management's fee nor any part

THE HARTFORD MUTUAL FUNDS, INC.                                               27
--------------------------------------------------------------------------------

thereof, nor will the Funds have any obligation or responsibility to do so. Wellington Management has agreed to waive a portion of its fees during the start-up phase of the Funds as described in the SAI. Wellington Management's quarterly fee is based upon the following annual rates as applied to the average of the calculated daily net asset value of each Fund that it advises:

SMALL COMPANY FUND, CAPITAL APPRECIATION FUND AND INTERNATIONAL OPPORTUNITIES FUND.

                                                      ANNUAL
NET ASSET VALUE                                        RATE
--------------------------------------------------  ----------
First $50,000,000.................................  0.40%
Next $100,000,000.................................  0.30%
Next $350,000,000.................................  0.25%
Next $500,000,000.................................  0.20%
Over $1 Billion...................................  0.175%

DIVIDEND AND GROWTH FUND, STOCK FUND AND ADVISERS FUND.

                                                      ANNUAL
NET ASSET VALUE                                        RATE
--------------------------------------------------  ----------
First $50,000,000.................................  0.325%
Next $100,000,000.................................  0.25%
Next $350,000,000.................................  0.20%
Next $500,000,000.................................  0.15%
Over $1 Billion...................................  0.125%


    Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of March 31, 1997, Wellington Management held discretionary management authority with respect to approximately $136 billion of client assets. Wellington Management, 75 State Street, Boston, MA 02109, is a Massachusetts general partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.



    HIMCO is a professional money management firm which provides services to investment companies, employee benefit plans and its affiliated insurance company accounts. HIMCO was incorporated in 1996 and is a wholly owned subsidiary of The Hartford. As a corporate affiliate of HIFSCO, HIMCO is reimbursed by HIFSCO for the costs it incurs in providing such services.



---------------------------------------------------

                               PORTFOLIO MANAGERS


    Mark S. Waterhouse, Vice President of Wellington Management Company, LLP, serves as portfolio manager to the Small Company Fund. Prior to joining Wellington Management in 1995, Mr. Waterhouse was a portfolio manager with the Pioneer Group. He was previously a financial analyst at GTE Service Corporation from 1984.


    Saul J. Pannell, Senior Vice President of Wellington Management, serves as portfolio manager to the Capital Appreciation Fund. Mr. Pannell has been a portfolio manager with Wellington Management since 1979.

    The International Opportunities Fund is managed by Wellington Management's Global Equity Strategy Group, headed by Trond Skramstad, Senior Vice President of Wellington Management. The Global Equity Strategy Group is comprised of global portfolio managers and senior investment professionals. No person or persons is primarily responsible for making recommendations to or within the Global Equity Strategy Group. Prior to joining Wellington Management in 1993, Mr. Skramstad was a global equity portfolio manager at Scudder, Stevens & Clark since 1990.

    Rand L. Alexander, Senior Vice President of Wellington Management, serves as portfolio manager to the Stock Fund. Mr. Alexander has been a portfolio manager with Wellington Management since 1990.

    Laurie A. Gabriel, CFA and Senior Vice President of Wellington Management, serves as portfolio manager to the Dividend and Growth Fund. Ms. Gabriel joined Wellington Management in 1976. She has been a quantitative research analyst with Wellington Management since 1986, and took on portfolio management responsibilities in 1987.

    The Advisers Fund is managed by Paul D. Kaplan, Senior Vice President of Wellington Management, and Rand L. Alexander. Mr. Kaplan has been a portfolio manager with Wellington Management since 1982 and manages the fixed income component of the Advisers Fund. Rand L. Alexander, who is portfolio manager to the Stock Fund, manages the equity component of the Advisers Fund.


    The Bond Income Strategy Fund is managed by Alison D. Granger. Ms. Granger, a Senior Vice President of HIMCO, joined The Hartford in 1993 as a senior corporate bond trader. She became Director of Trading in 1994 and a portfolio manager in 1995. Prior to joining The Hartford, Ms. Granger was a corporate bond portfolio manager at The Home Insurance Company and Axe-Houghton Management. Ms. Granger holds a CFA and has over fifteen years of experience with fixed income investments.


---------------------------------------------------
                               PORTFOLIO TURNOVER

    Each Fund may sell a portfolio investment soon after its acquisition if HIMCO and/or Wellington Management believe that such a disposition is in the Fund's best interest. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. High portfolio turnover may result in the realization of substantial capital gains; distributions derived from such gains may be treated as ordinary income for Federal income tax purposes. Although it is not possible to

28                                               THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

predict future portfolio turnover rates accurately, and such rates may vary from year to year, it is anticipated that each Fund's portfolio turnover rate will not exceed 100% except the Bond Income Strategy Fund which is estimated to be approximately 200%.

---------------------------------------------------
                             BROKERAGE COMMISSIONS

    Although the Rules of Fair Practice of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such Rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such Rules and to obtaining best prices and executions, effected through dealers who sell shares of the Company. HIMCO or Wellington Management may also select an affiliated broker-dealer to execute transactions for the Company, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

---------------------------------------------------
                            DIVIDENDS, CAPITAL GAINS
                                   AND TAXES

    DIVIDENDS.


    Each Fund intends to distribute substantially all of its net income and capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, and Stock Fund will be declared and paid annually; dividends from the net investment income of the Dividend and Growth Fund and Advisers Fund will be declared and paid quarterly; dividends from the net investment income of the Bond Income Strategy Fund will be declared and paid monthly and dividends from net investment income of the Money Market Fund will be declared daily and paid monthly. Dividends from the Money Market Fund are not paid on shares until the day following the date on which the shares are issued. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of each Fund.


    DISTRIBUTION OPTIONS.


    When you open your account, specify on your application how you want to receive your distributions. For The Hartford Mutual Funds retirement accounts, all distributions are reinvested. For other accounts, you have five options:


    REINVEST ALL DISTRIBUTIONS IN THE FUND. You can elect to reinvest all dividends and long term capital gains distributions in additional shares of the Fund.

    REINVEST INCOME DIVIDENDS ONLY. You can elect to reinvest investment income dividends in a Fund while receiving capital gains distributions by check or sent to your bank account.

    REINVEST CAPITAL GAINS ONLY. You can elect to reinvest capital gains in the Fund while receiving dividends by check or sent to your bank account.

    RECEIVE ALL DISTRIBUTIONS IN CASH. You can elect to receive a check for all dividends and long-term capital gain distributions or have them sent to your bank.


    REINVEST YOUR DISTRIBUTIONS IN ANOTHER HARTFORD MUTUAL FUNDS ACCOUNT. You can reinvest all distributions in another Hartford Mutual Funds account you have established.


    TAXES.

    If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long term capital gains are taxable as long term capital gains when distributed to shareholders. It does not matter how long you hold your shares. Dividends paid from short term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

    "BUYING A DIVIDEND". When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

    TAXES ON TRANSACTIONS. Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

    RETURNS OF CAPITAL. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

THE HARTFORD MUTUAL FUNDS, INC.                                               29
--------------------------------------------------------------------------------

    This information is only a summary of certain federal tax information about your investment. More information is contained in the SAI, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

---------------------------------------------------
                          OWNERSHIP AND CAPITALIZATION
                                 OF THE COMPANY

-------------------------------- CAPITAL STOCK

    As of the date of this Prospectus, the authorized capital stock of the Company consisted of the following shares of a par value of $.001 per share:
Small Company Fund, 300 million; Capital Appreciation Fund, 300 million; International Opportunities Fund, 300 million; Stock Fund, 300 million; Dividend and Growth Fund, 300 million; Advisers Fund, 400 million; Bond Income Strategy Fund, 300 million; and Money Market Fund, 800 million.


    The Board of Directors is authorized, without further shareholder approval, to authorize additional shares and to classify and reclassify the Funds into one or more classes. Accordingly, the Directors have authorized the issuance of three classes of shares of each of the Funds designated as Class A, Class B and Class Y shares. The shares of each class represent an interest in the same portfolio of investments of the respective Funds and have equal rights as to voting, redemption, dividends and liquidation. However, each class bears different sales charges, distribution and transfer agency fees and related expenses, different exchange privileges and each class has exclusive voting rights with respect to its respective Rule 12b-1 plan.


---------------------------------------------------
                                     VOTING

    Each shareholder is entitled to one vote for each share of the Funds held upon all matters submitted to the shareholders generally. Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law.

---------------------------------------------------
                              GENERAL INFORMATION

--------------------------------
                            REPORTS TO SHAREHOLDERS

    The Funds will issue unaudited semiannual reports showing current investments in each Fund and other information and annual financial statements examined by independent auditors for the Funds.

---------------------------------------------------
                                  DISTRIBUTOR

    Hartford Securities Distribution Company, Inc., P.O. Box 2999, Hartford, CT 06104-2999 serves as distributor to the Company.

---------------------------------------------------
                                 TRANSFER AGENT

    Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, MA. 02171 serves as transfer agent to the Company.

---------------------------------------------------
                                   CUSTODIAN

    State Street Bank and Trust Company serves as custodian of each Funds' assets.

---------------------------------------------------
                                 CLASS Y SHARES


    The Company also offers Class Y Shares which are available only to the following types of institutional investors: (i) Tax qualified plans which have
(A) at least $10 million in plan assets or (B) 750 or more employees eligible to participate at the time of purchase, (ii) Banks and insurance companies purchasing shares for their own account; (iii) investment companies; (iv) Tax-qualified retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates.


    Class Y shares are available to eligible institutional investors at net asset value without the imposition of an initial or deferred sales charge and are not subject to ongoing distribution fees imposed under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The minimum initial investment in Class Y shares is $1,000,000, but this requirement may be waived at the discretion of the Fund's officers.

    The Systematic Withdrawal Plan, Dollar Cost Averaging Plan, Automatic Dividend Diversification Plan and Automatic Investment Plan are not available for Class Y shares.

    If you are considering a purchase of Class Y shares of a Fund, please call the Transfer Agent, at 1-888-843-7824 to obtain information about eligibility.

---------------------------------------------------
                            REQUESTS FOR INFORMATION

    This Prospectus does not contain all the information included in the Registration Statement filed with the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the SEC's office in Washington, D.C. Statements contained in the Prospectus as to the contents of any contract or other document referred to herein are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement

30                                               THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

of which this Prospectus forms a part, each such statement being qualified, in all respects by such reference.


    For additional information, write to The Hartford Mutual Funds, Inc., P.O. Box 8416, Boston, MA. 02266-8416, or call 1-888-843-7824.


    NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUNDS TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH OFFER.

THE HARTFORD MUTUAL FUNDS, INC.                                               31
--------------------------------------------------------------------------------


---------------------------------------------------

                                    APPENDIX


--------------------------------

                          CREDIT QUALITY DISTRIBUTION


 BOND INCOME STRATEGY FUND



    The average quality distribution of the portfolio of the Hartford Bond Income Strategy Fund during the year ended December 31, 1996 as assigned by Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poors"), was as follows:



   QUALITY
DISTRIBUTION                      QUALITY
     AS                       DISTRIBUTION AS
 ASSIGNED BY   PERCENTAGE OF    ASSIGNED BY     PERCENTAGE OF
   MOODY'S       PORTFOLIO    STANDARD & POORS    PORTFOLIO
-------------  -------------  ----------------  -------------
     Aaa             53.18%         AAA               53.18%
     Aa               8.27%          AA                5.51%
      A               9.93%          A                16.57%
     Baa              3.89%         BBB                3.69%
     Ba              23.83%          BB               16.21%
      B                .90%          B                 3.78%
   Unrated             0.0%       Unrated              1.06%
               -------------                    -------------
    Total            100.0%        Total              100.0%

                        THE HARTFORD MUTUAL FUNDS, INC.
                          PROSPECTUS--AUGUST 22, 1997
                                 CLASS Y SHARES



The Hartford Mutual Funds, Inc. (the "Company") is an open-end management investment company comprised of eight diversified investment portfolios (each a "Fund" and together the "Funds"). The Funds, which have different investment objectives and policies, are listed below:


       ITT HARTFORD FUND                     GOAL                                        INVESTMENT STYLE
-------------------------------  ----------------------------  --------------------------------------------------------------------
Small Company                    Growth of capital             Equity: Invests primarily in stocks of companies with market capitalizations of less than $2 billion; portfolio is broadly diversified across industries.
Capital Appreciation             Growth of capital             Equity: Invests in small, medium, and large companies; portfolio is comprised primarily of a blend of growth and value stocks and is broadly diversified across industries.
International Opportunities      Growth of capital             International Equity: Invests primarily in large, high-quality non-
                                                               U.S. companies in established markets, and on a limited basis, in smaller companies and emerging markets; portfolio is broadly diversified across industries and countries.
Stock                            Growth of capital, income is  Equity: Invests primarily in large, high quality U.S. companies;
                                 secondary                     portfolio is broadly diversified across industries which are expected to grow faster than the overall economy.
Dividend and Growth              High level of income, growth  Equity: Invests primarily in large, well-known U.S. companies that
                                 of capital                    have historically paid above average dividends and have the ability to sustain and potentially increase dividends; portfolio is broadly diversified across industries.
Advisers                         Long-term total return        Asset Allocation: Invests in a mix of stocks, bonds and money market instruments; portfolio assets are allocated gradually among the asset classes based upon the portfolio managers' view of the economy and valuation of the market sectors; short term market timing is not used.
Bond Income Strategy             High level of income, total   Bond: Invests primarily in investment grade bonds; up to 30% may be
                                 return                        invested in the highest quality tier of the high yield rating category.
Money Market                     Maximum current income        Money Market: Invests in money market instruments and seeks to consistent with preservation  maintain a stable share price of $1.00.
                                 of capital

--------------------------------------------------------------------------------

AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE MONEY MARKET FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE THIS GOAL.


    THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUNDS THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE FUNDS HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") IN A STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 22, 1997, ("SAI"), WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. TO OBTAIN A COPY OF THE SAI WITHOUT CHARGE, CALL 1-888-843-7824, OR WRITE TO THE HARTFORD MUTUAL FUNDS, INC., P.O. BOX 8416, BOSTON, MA 02266-8416.

--------------------------------------------------------------------------------

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
   ACCURACY OR ADEQUACY   OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

2                                                THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS


                                                                        PAGE
                                                                        ----
Investor Expenses.....................................................    3
Financial Highlights..................................................    4
Introduction to The Hartford Mutual Funds.............................    5
Investment Objectives and Investment Styles of the Funds..............    5
Common Investment Policies and Risk Factors...........................    8
Performance of the Funds..............................................   13
About Your Account....................................................   15
  How to Buy Shares...................................................   15
  Special Investment Programs and Privileges..........................   15
  How to Redeem Shares................................................   16
  How to Exchange Shares..............................................   17
  Determination of Net Asset Value....................................   17
  Shareholder Account Rules and Policies..............................   17
  Investor Information Services.......................................   18
Management of the Funds...............................................   18
Dividends, Capital Gains and Taxes....................................   21
Ownership and Capitalization of the Company...........................   22
General Information...................................................   22
Appendix..............................................................   23

THE HARTFORD MUTUAL FUNDS, INC.                                                3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               INVESTOR EXPENSES

    The expenses and the maximum transaction costs associated with investing in Class Y shares of each Fund and the estimated aggregate operating expenses for each Fund are reflected in the following table.

                                      SMALL       CAPITAL      INTERNATIONAL
                                     COMPANY   APPRECIATION    OPPORTUNITIES    STOCK     DIVIDEND AND     ADVISERS
                                      FUND         FUND            FUND          FUND      GROWTH FUND       FUND
                                     -------   -------------   -------------   --------   -------------   -----------
                                     CLASS Y      CLASS Y         CLASS Y      CLASS Y       CLASS Y        CLASS Y
                                     -------   -------------   -------------   --------   -------------   -----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge on purchases
 (as % of Offering Price)..........     None            None            None       None            None          None
Maximum Deferred Sales Charge......     None            None            None       None            None          None
Redemption Fees (1)................     None            None            None       None            None          None
Exchange Fees......................     None            None            None       None            None          None

ANNUAL OPERATING EXPENSES
 (AS % OF AVERAGE NET ASSETS)
Management Fees....................    0.85%           0.80%           0.85%      0.80%           0.75%         0.75%
12b-1 Distribution and Service
 Fees..............................     None            None            None       None            None          None
Other Expenses (after
 reimbursements) (2)...............    0.15%           0.20%           0.35%      0.20%           0.20%         0.20%
Total Operating Expenses (after
 reimbursements) (2)...............    1.00%           1.00%           1.20%      1.00%           0.95%         0.95%

                                                        MONEY
                                       BOND INCOME      MARKET
                                      STRATEGY FUND      FUND
                                     ---------------   --------
                                         CLASS Y       CLASS Y
                                     ---------------   --------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge on purchases
 (as % of Offering Price)..........             None       None
Maximum Deferred Sales Charge......             None       None
Redemption Fees (1)................             None       None
Exchange Fees......................             None       None
ANNUAL OPERATING EXPENSES
 (AS % OF AVERAGE NET ASSETS)
Management Fees....................            0.65%      0.50%
12b-1 Distribution and Service
 Fees..............................             None       None
Other Expenses (after
 reimbursements) (2)...............            0.15%      0.05%
Total Operating Expenses (after
 reimbursements) (2)...............            0.80%      0.55%

------------------------------
(1) An $8 charge may be imposed on redemptions of less than $50,000 requested to be paid by wire transfer. See "Redeeming Shares by Telephone".


(2) The Hartford Financial Services Group, Inc. ("The Hartford"), the ultimate parent company of Hartford Investment Financial Services Company ("HIFSCO"), has voluntarily agreed to limit the Total Operating Expenses of each Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, until at least December 31, 1997. This policy may be discontinued at any time after such date. In the absence of such an agreement, the estimated Other Expenses of the following Funds would be:
     Money Market Fund, 0.84%; Small Company Fund, 0.70%; Capital Appreciation Fund, 0.52%; International Opportunities Fund, 1.00%; Stock Fund, 0.70%; Dividend and Growth Fund, 0.58%; Advisers Fund, 0.35%; and Bond Income Strategy Fund, 0.76%; respectively, and the Total Opearting Expenses of such Funds would be: Money Market Fund, 1.34%; Small Company Fund, 1.55%; Capital Appreciation Fund, 1.32%; International Opportunities Fund, 1.85%; Stock Fund, 1.50%; Dividend and Growth Fund, 1.33%; Advisers Fund, 1.10%; and Bond Income Strategy Fund, 1.41%, respectively.


--------------------------------------------------------------------------------
                                EXPENSE EXAMPLES

    An investor would have paid the following expenses at the end of the period shown on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period.

                                               YEAR 1    YEAR 3
                                               -------   -------
                                               CLASS Y   CLASS Y
                                               -------   -------
Small Company Fund...........................    $10       $32
Capital Appreciation Fund....................     10        32
International Opportunities Fund.............     12        38
Stock Fund...................................     10        32
Dividend and Growth Fund.....................     10        32
Advisers Fund................................     10        32
Bond Income Strategy Fund....................      8        26
Money Market Fund............................      6        18

4                                                THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS


    The following table which contains financial information from each Fund's commencement of operations on July 22, 1996 though December 31, 1996 has been audited by Arthur Andersen LLP, independent public accountants, whose report is included in the Statement of Additional Information incorporated by reference into this prospectus. (1)


                             SMALL        CAPITAL       INTERNATIONAL
                            COMPANY     APPRECIATION    OPPORTUNITIES     STOCK     DIVIDEND AND    ADVISERS    BOND INCOME
                              FUND          FUND            FUND           FUND      GROWTH FUND      FUND     STRATEGY FUND
                           ----------  --------------  ---------------  ----------  -------------  ----------  --------------
                            CLASS Y       CLASS Y          CLASS Y       CLASS Y       CLASS Y      CLASS Y       CLASS Y
                           ----------  --------------  ---------------  ----------  -------------  ----------  --------------
Net asset value at
 beginning of period.....  $   10.00     $   10.00       $   10.00      $   10.00    $   10.00     $   10.00    $    10.00
                           ----------      -------     ---------------  ----------  -------------  ----------  --------------
Income from investment
 operations..............      (0.00)         0.00            0.00           0.01         0.02          0.03          0.28
Net realized and
 unrealized
 gain/(loss).............       1.43          3.79            0.84           1.57         1.53          1.16          0.31
                           ----------      -------     ---------------  ----------  -------------  ----------  --------------
Total from investment
 operations..............       1.42          3.79            0.84           1.58         1.55          1.19          0.59
                           ----------      -------     ---------------  ----------  -------------  ----------  --------------
DISTRIBUTIONS:
Dividends from net
 investment income.......       0.00          0.00           (0.08)         (0.03)       (0.07)        (0.09)        (0.26)
Distributions from net
 realized gains..........      (0.72)        (0.41)          (0.03)          0.00        (0.02)         0.00         (0.06)
                           ----------      -------     ---------------  ----------  -------------  ----------  --------------
Total distributions......      (0.72)        (0.41)          (0.11)         (0.03)       (0.09)        (0.09)        (0.32)
                           ----------      -------     ---------------  ----------  -------------  ----------  --------------
Change in net asset
 value...................       0.71          3.38            0.73           1.55         1.46          1.10          0.27
                           ----------      -------     ---------------  ----------  -------------  ----------  --------------
Net asset value, end of
 period..................  $   10.71     $   13.38       $   10.73      $   11.55    $   11.46     $   11.10    $    10.27
                           ----------      -------     ---------------  ----------  -------------  ----------  --------------
                           ----------      -------     ---------------  ----------  -------------  ----------  --------------
Total Return (2).........      14.41%        37.95%           8.36%         15.80%       15.49%        11.88%         5.95%

RATIOS AND SUPPLEMENTAL
 DATA:
Net assets, end of period
 (in thousands)..........  $      72     $     107       $      64      $      44    $      36     $      34    $        5
Average net assets during
 the period (in
 thousands)..............          8            10               8              7            7             6             5
Ratio of expenses to
 average net assets
 (3).....................     115.33%        93.64%         126.52%        133.50%      141.53%       144.82%       185.34%
Ratio of expenses to
 average net assets net
 of reimbursements (3)...       1.00%         1.00%           1.20%          1.00%        0.95%         0.95%         0.80%
Ratio of net investment
 income (loss) to average
 net assets (3)..........       0.03%         0.04%           0.57%          1.37%        2.41%         2.75%         6.17%
Portfolio turnover
 rate....................      69.92%       149.99%          21.51%         11.87%       29,80%        19.75%        75.52%
Average brokerage
 commission rate ($).....     0.0313        0.0381          0.0175         0.0281       0.0306        0.0297         NA

                              MONEY
                             MARKET
                              FUND
                           -----------
                             CLASS Y
                           -----------
Net asset value at
 beginning of period.....  $     1.00
                           -----------
Income from investment
 operations..............        0.02
Net realized and
 unrealized
 gain/(loss).............        0.00
                           -----------
Total from investment
 operations..............        0.02
                           -----------
DISTRIBUTIONS:
Dividends from net
 investment income.......       (0.02)
Distributions from net
 realized gains..........        0.00
                           -----------
Total distributions......       (0.02)
                           -----------
Change in net asset
 value...................        0.00
                           -----------
Net asset value, end of
 period..................  $     1.00
                           -----------
                           -----------
Total Return (2).........        2.34%
RATIOS AND SUPPLEMENTAL
 DATA:
Net assets, end of period
 (in thousands)..........  $      0.3
Average net assets during
 the period (in
 thousands)..............         0.3
Ratio of expenses to
 average net assets
 (3).....................     3496.38%
Ratio of expenses to
 average net assets net
 of reimbursements (3)...        0.55%
Ratio of net investment
 income (loss) to average
 net assets (3)..........        4.56%
Portfolio turnover
 rate....................      NA
Average brokerage
 commission rate ($).....      NA


----------------------------------

(1) The Funds were initially seeded on July 1, 1996 and became effective and open for invesemtnt on July 22, 1996. The performance results reflect activity since the Funds were opened for investment on July 22, 1996.



(2)  Does not include sales charges and is not annualized.



(3)  Annualized.

THE HARTFORD MUTUAL FUNDS, INC.                                                5
--------------------------------------------------------------------------------


-------------------------------------------

                              INTRODUCTION TO THE
                           THE HARTFORD MUTUAL FUNDS


    The Company is an open-end management investment company, commonly known as a mutual fund, which was organized as a Maryland corporation on March 21, 1996. The Company consists of eight series, each of which is divided into Class A, Class B and Class Y shares. Each Class may have different expenses which may affect performance. Each Fund has different investment objectives, styles and policies. These differences affect the types of securities in which each Fund may invest and, therefore, the potential return of each Fund and the associated risks. There is no assurance, however, that any Fund will meet its investment goals. Whether an investment in a particular Fund is appropriate for you depends on your investment goals, including the return you seek, the expected duration of your investment and the level of risk you are willing to bear.



    Hartford Investment Financial Services Company ("HIFSCO") is the investment manager to each Fund. In addition, under HIFSCO's general management, Wellington Management Company, LLP ("Wellington Management") serves as sub-adviser to the Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund and Advisers Fund. In addition, under HIFSCO's general management, The Hartford Investment Management Company ("HIMCO") provides day to day investment management services for the Bond Income Strategy Fund and Money Market Fund.



    HIFSCO is a majority-owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut insurance holding company with over $100 billion in assets. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans and its affiliated insurance companies. HIMCO is a wholly-owned subsidiary of The Hartford. As of March 31, 1997, HIFSCO, HIMCO and their affiliates had investment management authority with respect to approximately $47.5 billion of assets for various clients. As of the same date, Wellington Management had investment management authority with respect to approximately $136 billion of assets for various clients.


---------------------------------------------------
                           INVESTMENT OBJECTIVES AND
                         INVESTMENT STYLES OF THE FUNDS

    The Funds have different investment objectives and policies, as described below. The differences among the Funds can be expected to affect the investment return of each Fund and the degree of market and financial risk to which each Fund is subject. Each Fund is subject to certain fundamental investment restrictions that are enumerated in detail in the SAI and may not be changed without shareholder approval. All other investment policies (including each Fund's investment objective) are non-fundamental and may be changed by the Board of Directors without shareholder approval. Stated below is the investment objective and investment style for each Fund. For a description of each Fund's investment policies and risk factors, see "COMMON INVESTMENT POLICIES AND RISK FACTORS."


---------------------------------------------------

                        THE HARTFORD SMALL COMPANY FUND

    INVESTMENT OBJECTIVE.

    The Small Company Fund seeks growth of capital by investing primarily in equity securities selected on the basis of potential for capital appreciation.

    INVESTMENT STYLE.

    Under normal market and economic conditions at least 65% of the Small Company Fund's total assets are invested in equity securities of companies which have less than $2 billion in market capitalization ("Small Capitalization Securities"). Wellington Management identifies, through fundamental analysis, companies that it believes have substantial near-term capital appreciation potential regardless of industry sector. However, overall industry exposure is monitored by Wellington Management so as to maintain broad industry diversification. In selecting investments Wellington Management considers securities of companies that, in its opinion, have potential for above-average earnings growth, are undervalued in relation to their investment potential, have business and/or fundamental financial characteristics that are misunderstood by investors, or are relatively obscure, i.e., undiscovered by the overall investment community. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Up to 20% of the Small Company Fund's total assets may be invested in securities of non-U.S. companies. Investing in Small Capitalization Securities involves special risks. See "COMMON INVESTMENT POLICIES AND RISK FACTORS -- Small Capitalization Securities".

6                                                THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------


---------------------------------------------------

                     THE HARTFORD CAPITAL APPRECIATION FUND

    INVESTMENT OBJECTIVE.

    The Capital Appreciation Fund seeks growth of capital by investing primarily in equity securities selected on the basis of potential for capital appreciation.

    INVESTMENT STYLE.

    The Capital Appreciation Fund invests in a diversified portfolio of primarily equity securities. Wellington Management identifies, through fundamental analysis, companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry sector. This approach is sometimes referred to as a "stock picking" approach and results in having all market capitalization sectors (i.e., small, medium, and large companies) represented. Small and medium sized companies are selected primarily on the basis of dynamic earnings growth potential. Larger companies are selected primarily based on the expectation for a catalyst event that will trigger stock price appreciation. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Up to 20% of the Capital Appreciation Fund's total assets may be invested in securities of non-U.S. companies.


---------------------------------------------------

                 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

    INVESTMENT OBJECTIVE.

    The International Opportunities Fund seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies.

    INVESTMENT STYLE.

    The International Opportunities Fund invests in a diversified portfolio of primarily equity securities covering a broad range of countries, industries, and companies. Securities in which the International Opportunities Fund invests are denominated in both U.S. dollars and non-U.S. currencies (including the European Currency Unit) and generally are traded in non-U.S. markets. Wellington Management uses a three-pronged approach. First, Wellington Management determines the relative attractiveness of the many countries in which the International Opportunities Fund may invest based upon the economic and political environment of each country. Second, Wellington Management evaluates industries on a global basis to determine which industries offer the most value and potential for capital appreciation given current and projected global and local economic and market conditions. Finally, Wellington Management conducts fundamental research on individual companies and considers companies for inclusion in the International Opportunities Fund's portfolio that are typically larger, high quality companies that operate in established markets. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. In analyzing companies for investment, Wellington Management looks for, among other things, a strong balance sheet, attractive industry dynamics, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The International Opportunities Fund may also invest on a limited basis in smaller companies and less developed markets. The International Opportunities Fund anticipates that, under normal market conditions, it will diversify its investments in at least three countries other than the United States. The International Opportunities Fund will be subject to certain risks because it invests primarily in securities issued by non-U.S. companies.


---------------------------------------------------

                            THE HARTFORD STOCK FUND

    INVESTMENT OBJECTIVE.

    The Stock Fund seeks long-term growth of capital, with income as a secondary consideration, by investing primarily in equity securities.

    INVESTMENT STYLE.

    Under normal market and economic conditions at least 65% of the Stock Fund's total assets are invested in stocks. The Stock Fund invests in a diversified portfolio of primarily equity securities using a two-tiered investment approach. First, under what is sometimes referred to as a "top down" approach, Wellington Management analyzes the macro economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top down analysis, Wellington Management anticipates secular and cyclical changes and identifies industries and economic sectors that are expected to grow faster than the overall economy. Second, top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. The Stock Fund's portfolio emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team, and a globally competitive position. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Up to 20% of the Stock Fund's total assets may be invested in securities of non-U.S. companies.

THE HARTFORD MUTUAL FUNDS, INC.                                                7
--------------------------------------------------------------------------------


---------------------------------------------------

                     THE HARTFORD DIVIDEND AND GROWTH FUND

    INVESTMENT OBJECTIVE.

    The Dividend and Growth Fund seeks a high level of current income consistent with growth of capital by investing primarily in equity securities.

    INVESTMENT STYLE.

    The Dividend and Growth Fund invests in a diversified portfolio of primarily equity securities that typically have above average income yield and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the Dividend and Growth Fund's total assets are invested in dividend paying equity securities. Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Dividend and Growth Fund. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. As a key component of the fundamental analysis done for the Dividend and Growth Fund, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend. The Dividend and Growth Fund's portfolio will be broadly diversified by industry and company. Up to 20% of the Dividend and Growth Fund's total assets may be invested in securities of non-U.S. companies.


---------------------------------------------------

                           THE HARTFORD ADVISERS FUND

    INVESTMENT OBJECTIVE.

    The Advisers Fund seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities and money market instruments.

    INVESTMENT STYLE.

    The Advisers Fund seeks to achieve its objective through the active allocation of its assets among the asset categories of equity securities, debt securities and money market instruments based upon Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category, and expected future returns of each asset category. Wellington Management bases its asset allocation decisions on fundamental analysis and does not attempt to make short-term market timing decisions among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the Advisers Fund will normally have some portion of its assets invested in each asset category. The Advisers Fund does not have percentage limitations on the amount that may be allocated to each asset category. The Advisers Fund's investments in equity securities and securities that are convertible into equity securities will be substantially similar to the investments permitted for the Stock Fund. See "Hartford Stock Fund." The debt securities in which the Advisers Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, securities rated investment grade, or if unrated, are deemed by Wellington Management to be of comparable quality, and with respect to 5% of the Advisers Fund's assets, securities rated below investment grade which are known as high yield-high risk securities or junk bonds. The money market instruments in which the Adviser's Fund may invest are described under "COMMON INVESTMENT POLICIES AND RISK FACTORS -- Money Market Instruments and Temporary Investment Strategies." Up to 20% of the Advisers Fund's total assets may be invested in securities of non-U.S. companies.


---------------------------------------------------

                     THE HARTFORD BOND INCOME STRATEGY FUND

    INVESTMENT OBJECTIVE.

    The Bond Income Strategy Fund seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies, by investing primarily in debt securities.

    INVESTMENT STYLE.


    The Bond Income Strategy Fund will have a diversified portfolio of investments in fixed-income securities. Under normal circumstances at least 70% of the Bond Income Strategy Fund's portfolio will be invested in investment grade bond-type securities. Up to 30% of the Bond Income Strategy Fund may be invested in securities rated in the highest category of below investment grade bonds ("Ba" by Moody's Investors Service, Inc. ("Moody's") or "BB" by Standard and Poors Corporation ("S&P")), or securities which, if unrated, are determined by HIMCO to be of comparable quality. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". No investments will be made in debt securities rated below "Ba" and "BB", or if unrated, determined to be of comparable quality by HIMCO. Investments in securities rated in the highest category below investment grade may offer an attractive risk/reward trade-off and investment in this sector may enhance the current yield and total return of the Bond Income Strategy Fund over time. Investing in securities within this rating category combined with the investment grade portion of the portfolio is designed to provide investors with both a high level of current income and attractive relative total returns.


    The Bond Income Strategy Fund will invest at least 65% of its total assets in bonds and debt securities with a maturity of at least one year. The Bond Income Strategy Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond Income Strategy Fund will not invest in common stocks directly, but may retain, for
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reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. Up to 30% of the Bond Income Strategy Fund's total assets may be invested in securities of non-U.S. companies.


---------------------------------------------------

                         THE HARTFORD MONEY MARKET FUND

    INVESTMENT OBJECTIVE.

    The Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

    INVESTMENT POLICIES.

    The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Fund will achieve this goal. The Money Market Fund's portfolio will consist entirely of cash, cash equivalents and high quality debt securities as permitted under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). Each investment will have an effective maturity date of 397 days or less computed in accordance with Rule 2a-7. The average maturity of the portfolio will vary according to HIMCO's appraisal of money market conditions and will not exceed 90 days. All securities purchased by the Money Market Fund will be U.S. dollar denominated.

---------------------------------------------------
                           COMMON INVESTMENT POLICIES
                                AND RISK FACTORS

--------------------------------
                          MONEY MARKET INSTRUMENTS AND
                        TEMPORARY INVESTMENT STRATEGIES

    In addition to the Money Market Fund which may invest in cash, cash equivalents and money market instruments at any time, all other Funds may hold cash or cash equivalents and invest in high quality money market instruments under appropriate circumstances as determined by HIMCO or Wellington Management. Such Funds may invest up to 100% of their assets in cash, cash equivalents or money market instruments only for temporary defensive purposes.

    Money market instruments include: (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

---------------------------------------------------
                             REPURCHASE AGREEMENTS


    Each Fund is permitted to enter into fully collateralized repurchase agreements. A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price would be in excess of the purchase price, reflecting an agreed upon market interest rate. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. The Company's Board of Directors has established standards for evaluation of the creditworthiness of the banks and securities dealers with which the Funds may engage in repurchase agreements and monitors on a quarterly basis HIMCO'S and Wellington Management's compliance with such standards.


---------------------------------------------------
                         REVERSE REPURCHASE AGREEMENTS

    Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value. A Fund will establish a segregated account with the Company's custodian bank in which a Fund will maintain cash, cash equivalents or other high quality debt securities equal in value to a Fund's obligations in respect of reverse repurchase agreements. As a non-fundamental policy, a Fund will not enter into reverse repurchase transactions if the combination of all borrowings from banks and the value of all reverse repurchase agreements for the particular Fund equals more than 33 1/3% of the value of the Fund's total assets.

---------------------------------------------------
                                DEBT SECURITIES

    Each Fund is permitted to invest in debt securities including (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations);
(3) asset-backed securities and mortgage-related securities, including collateralized mortgage obligations ("CMO's"); and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other non-U.S. issuers. In addition, the Advisers Fund, International Opportunities Fund and
the Bond Income Strategy
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THE HARTFORD MUTUAL FUNDS, INC.                                                9
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Fund are permitted to invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank debt. See "Non-U.S. Securities" in the SAI.

---------------------------------------------------
                        INVESTMENT GRADE DEBT SECURITIES

    Each Fund is permitted to invest in debt securities rated within the four highest rating categories (i.e., Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P), or, if unrated, securities of comparable quality as determined by HIMCO or Wellington Management. These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (i.e., "Baa" by Moody's and "BBB" by S&P, and unrated securities of comparable quality (as determined by HIMCO or Wellington Management) are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories.

---------------------------------------------------
                      HIGH YIELD-HIGH RISK DEBT SECURITIES

    The Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund and Advisers Fund each may invest up to 5% of its assets in high yield debt securities (i.e., rated as low as "C" by Moody's or "CC" by S&P, and unrated securities of comparable quality as determined by Wellington Management). The Bond Income Strategy Fund may invest up to 30% of its assets in securities rated in the highest level below investment grade ("Ba" by Moody's or "BB" by S&P) or if unrated, determined to be of comparable quality by HIMCO. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Securities in the rating categories below "Baa" as determined by Moody's and "BBB" as determined by S&P are considered to be of poor standing and predominantly speculative. The rating services' descriptions of securities are set forth in the SAI. High yield-high risk securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund's shares.

---------------------------------------------------
                  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

    The Advisers Fund and the Bond Income Strategy Fund may invest in mortgage-backed securities and the Advisers Fund, Bond Income Strategy Fund and Money Market Fund may invest in asset-backed securities. Mortgage-backed securities represent a participation in, or are secured by, mortgage loans and include securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; securities issued by private issuers that represent an interest in, or are collateralized by, mortgage-backed securities issued or guaranteed by the U.S. Government or one or its agencies or instrumentalities; or securities issued by private issuers that represent an interest in or are collateralized by mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements.

    Due to the risk of prepayment, especially when interest rates decline, mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates and, as a result, may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

    Up to 25% of the value of the Bond Income Strategy Fund's total assets may be applied to mortgage dollar roll transactions. In a mortgage dollar roll a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will engage in "covered rolls" or, if not covered, the Fund will establish a segregated account with the Company's custodian consisting of cash, U.S. Government securities and other liquid, high quality debt securities. A "covered roll" is a specific type of dollar roll for

10                                               THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

---------------------------------------------------
                               EQUITY SECURITIES

    All Funds except the Money Market Fund and Bond Income Strategy Fund may invest all or a portion of their assets in equity securities including common stocks, preferred stocks, convertible preferred stock and rights to acquire such securities. In addition, these Funds may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. The Bond Income Strategy Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond Income Strategy Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities.

---------------------------------------------------
                        SMALL CAPITALIZATION SECURITIES

    All Funds except the Money Market Fund and Bond Income Strategy Fund may invest in equity securities which have less than $2 billion in market capitalization ("Small Capitalization Securities"). Because the issuers of Small Capitalization Securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources. As a result, Small Capitalization Securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies.

---------------------------------------------------
                              NON-U.S. SECURITIES

    Under normal circumstances the International Opportunities Fund intends to invest at least 65% of its assets in securities issued by non-U.S. companies ("non-U.S. securities"). In addition, the International Opportunities Fund may invest in commingled pools offered by non-U.S. banks. Each other Fund is permitted to invest up to 20% of its assets, and the Money Market Fund and Bond Income Strategy Fund are permitted to invest up to 25% and 30% of their assets, in non-U.S. securities. The Bond Income Strategy Fund intends to purchase securities denominated in U.S. dollars, or if not so denominated, to use currency transactions to reflect U.S. dollar valuation at the time of purchase or while the security is held by the Fund. Each Fund except the Money Market Fund and the Bond Income Strategy Fund may invest in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive non-U.S. securities. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on non-U.S. securities exchanges and are denominated in non-U.S. currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in non-U.S. securities.

    When selecting non-U.S. securities HIMCO or Wellington Management will evaluate the economic and political climate and the principal securities markets of the country in which the company is located. Investing in non-U.S. securities involves considerations and potential risks not typically associated with investing in securities issued by U.S. companies. Less information may be available about non-U.S. companies than about U.S. companies and non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of non-U.S. securities are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of non-U.S. currencies, application of non-U.S. tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. Although the International Opportunities Fund will focus on companies that operate in established markets, from time to time the Fund may invest up to 25% of its assets in companies located in emerging countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. See the SAI for additional risk disclosure concerning non-U.S. securities.

---------------------------------------------------
                             CURRENCY TRANSACTIONS

    Each Fund, except the Money Market Fund, may engage in currency transactions to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

    Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a

THE HARTFORD MUTUAL FUNDS, INC.                                               11
--------------------------------------------------------------------------------

price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements."

    The use of currency transactions to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund's underlying securities. Further, the Funds may enter into currency transactions only with counterparties that HIMCO or Wellington Management deem to be creditworthy.

    The Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including related options and futures contracts.

---------------------------------------------------
                         OPTIONS AND FUTURES CONTRACTS

    Each Fund, except the Money Market Fund, may employ certain hedging, income enhancement and risk management techniques involving options and futures contracts, though such techniques may result in losses to the Fund. The Funds may write covered call options or purchase put and call options on individual securities, write covered put and call options and purchase put and call options on foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices, and enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices.

    A Fund may write covered options only. "Covered" means that, so long as a Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date not earlier than the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash, U.S. Government securities or other liquid, high grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies. A Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit.

    To hedge against fluctuations in currency exchange rates, these Funds may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those non-hedging positions may not exceed 5% of the liquidation value of Fund's portfolio, after taking into account the unrealized profits and unrealized losses on any such contracts the Fund has entered into.

    A Fund's use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of HIMCO or Wellington Management to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets; (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position; (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations; and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code (the "Code"). See the SAI for additional information on options and futures contracts. Options and futures contracts are commonly known as "derivative" securities.

---------------------------------------------------
                                SWAP AGREEMENTS

    Each Fund, except the Money Market Fund, may enter into interest rate swaps, currency swaps, equity swaps and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

    In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually

12                                               THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

    Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Swap agreements are commonly known as "derivative" securities.

    The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on HIMCO's or Wellington Management's ability to predict correctly the direction and degree of movement in interest rates. Although the Funds believe that the use of the hedging and risk management techniques described above will benefit the Funds, if HIMCO's or Wellington Management's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. These activities are commonly used when managing derivative investments.

---------------------------------------------------
                              ILLIQUID SECURITIES

    Each Fund is permitted to invest up to 15% of its net assets in illiquid securities except the Money Market Fund which may invest up to 10% of its net assets in such securities. "Illiquid Securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. Each Fund may purchase, certain restricted securities commonly known as Rule 144A securities that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines of the Board of Directors.

    Under current interpretations of the SEC Staff, the following securities may be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

---------------------------------------------------
                  WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

    Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if HIMCO or Wellington Management deems it advisable. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining net asset value. At the time of delivery of the securities, the value may be more or less than the purchase price.

---------------------------------------------------
                           OTHER INVESTMENT COMPANIES

    Each Fund is permitted to invest in other investment companies. Securities in certain countries are currently accessible to the Funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. A Fund will not purchase a security if, as a result, (1) more than 10% of the Fund's assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund or (3) more than 5% of the Fund's assets would be invested in any one such investment company.

---------------------------------------------------
                          PORTFOLIO SECURITIES LENDING

    Each Fund may lend its portfolio securities to broker/ dealers and other institutions as a means of earning interest income. Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. A Fund may lend securities only if:
(1) the loan is fully secured by appropriate collateral at all times as determined by HIMCO; and (2) the value of all loaned securities of the Fund is not more than 33 1/3% of the Fund's total assets.

---------------------------------------------------
                               OTHER RISK FACTORS

    As mutual funds that primarily invest in equity and/or debt securities, each Fund is subject to market risk, i.e., the possibility that equity and/or debt prices in general will decline over short or even extended periods of time. The financial markets tend to be cyclical, with periods when security prices generally rise and periods when security prices generally decline. The value of the debt securities in

THE HARTFORD MUTUAL FUNDS, INC.                                               13
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which the Funds invest will tend to increase when interest rates are falling and to decrease when interest rates are rising.

    No Fund should be considered to be a complete investment program in and of itself. Each prospective purchaser should take into account his or her own investment objectives as well as his or her other investments when considering the purchase of shares of any Fund.

    There can be no assurance that the investment objectives of the Funds will be met. In addition, the risk inherent in investing in the Funds is common to any security -- the net asset value will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities held by each Fund. One or more of the Funds may experience high portfolio turnover (i.e. over 100%). See Portfolio Turnover.

    In pursuit of a Fund's investment objective, HIMCO and Wellington Management attempt to select appropriate individual securities for inclusion in a Fund's portfolio. In addition, HIMCO and Wellington Management attempt to successfully forecast market trends and increase investments in the types of securities best suited to take advantage of such trends. Thus, the investor is dependent on HIMCO or Wellington Management's success not only in selecting individual securities, but also in identifying the appropriate mix of securities consistent with a Fund's investment objective.

---------------------------------------------------
                             INVESTMENT LIMITATIONS

    The Funds have adopted certain limitations in an attempt to reduce their exposure to specific situations. Some of these limitations are that each Fund will not:

(a) invest more than 25% of its assets in any one industry;

(b) borrow money, except from banks, and then only in amounts not exceeding
    33 1/3% of the value of a Fund's total assets (although for purposes of this restriction reverse repurchase agreements are not considered borrowings, as a non-fundamental operating policy, each Fund will limit combined borrowings and reverse repurchase transactions to 33 1/3% of the value of a Fund's total assets);

(c) with respect to 75% of the value of each Fund's total assets, purchase the securities of any issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities) if:

    (1) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

    (2) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

    These investment restrictions are considered at the time investment securities are purchased. The limitations described above, except as noted under
(b), and those listed under Fundamental Restrictions of the Funds, in the SAI, are considered fundamental and as such can only be changed with the approval of a majority of each Fund's shareholders.

---------------------------------------------------
                            PERFORMANCE OF THE FUNDS


    The figures set forth below reflect total return quotations for the Funds for the period from July 22, 1996 (inception) to May 31, 1997. The Hartford has voluntarily agreed to limit certain Fund expenses. Without this agreement total return figures would have been lower. These figures are based on the actual performance of the Funds. Past performance is not necessarily indicative and is no guarantee of future performance of the Funds.



                                                         CLASS Y
                                                         SHARES
                                                        ---------
Small Company Fund....................................     19.11%
Capital Appreciation Fund.............................     72.69%
International Opportunities Fund......................     13.71%
Stock Fund............................................     34.25%
Dividend and Growth Fund..............................     30.00%
Advisers Fund.........................................     23.16%
Bond Income Strategy Fund.............................      8.48%
Money Market Fund.....................................      4.50%


---------------------------------------------------
                       PRIOR PERFORMANCE OF SIMILAR FUNDS

    Because the Funds commenced operations in July, 1996 they have limited operating history and performance. However, the Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund, Advisers Fund and Money Market Fund are modeled after existing funds (the "Insurance Funds") that are managed by HIMCO or Wellington Management and have investment objectives and policies substantially similar to the corresponding Funds. The Insurance Funds are used as investment vehicles for the assets of variable annuity and variable life insurance contracts issued by The Hartford affiliates.


    Below you will find information about the performance of the Insurance Funds. Although the six comparable Funds discussed above have substantially similar investment objectives and policies and the same portfolio managers as the Insurance Funds, you should not assume that the Funds offered by this Prospectus will have the same future performance as the Insurance Funds. For example, any Fund's future performance may be greater or less than the performance of the corresponding Insurance Fund due to, among other things, differences in expenses and cash flows between a Fund and the corresponding Insurance Fund.

14                                               THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

    The investment characteristics of each Fund listed below will closely resemble the investment characteristics of the corresponding Insurance Fund. Depending on the Fund involved, similarity of investment characteristics may involve factors such as industry diversification, country diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets, equity/non-equity mixes, and individual holdings.


    Certain Funds do have differences from their corresponding Insurance Fund none of which HIMCO or Wellington Management believe would cause a significant change in investment results. Investors may note that the Dividend and Growth Fund, the Stock Fund and the Advisers Fund may invest 5% of their assets in debt securities that are rated below investment grade by Moody's or S&P (or are of comparable quality as determined by Wellington Management). Their corresponding Insurance Funds may not invest any of their assets in debt securities rated below investment grade.



    The table below sets forth each Fund, and its corresponding Insurance Fund, its inception date and asset size as of May 31, 1997:



                                        CORRESPONDING INSURANCE FUND
 FUND                                  (INCEPTION DATE AND ASSET SIZE)
 ----------------------------------------------------------------------------
 Capital Appreciation........... Hartford Capital Appreciation Fund, Inc.
                                 (April 2, 1984)
                                 $3,912,463,337
 International Opportunities.... Hartford International Opportunities Fund,
                                 Inc.
                                 (July 2, 1990)
                                 $1,106,676,929
 Stock.......................... Hartford Stock Fund, Inc.
                                 (August 31, 1977)
                                 $3,750,158,241
 Dividend and Growth............ Hartford Dividend and Growth Fund, Inc.
                                 (March 8, 1994)
                                 $1,296,582,453
 Advisers....................... Hartford Advisers Fund, Inc.
                                 (March 31, 1983)
                                 $6,883,289,357
 Money Market................... HVA Money Market Fund, Inc.
                                 (June 30, 1980)
                                 $576,812,977



    The following table shows the average annualized total returns for the Insurance Funds for the one, three, five and ten year (or life of the Insurance Fund, if shorter) periods ended May 31, 1997. These figures are based on the actual gross investment performance of the Insurance Funds. From the gross investment performance figures, the maximum Total Fund Operating Expenses reflected in the fee table on page 3 are deducted to arrive at the net return.



                                                                                                  10 YEARS
INSURANCE FUND                                                                                    OR SINCE
(INCEPTION DATE)                                              1 YEAR      3 YEARS     5 YEARS     INCEPTION
                                                              -------     -------     -------     ---------
Hartford Capital Appreciation Fund, Inc.....................   15.58%      21.76%      19.40%       15.88%
(April 2, 1984)
Hartford International Opportunities Fund, Inc..............    9.82%      10.14%      10.23%        7.67%
(July 2, 1990)
Hartford Stock Fund, Inc....................................   28.89%      23.80%      18.09%       13.48%
(August 31, 1977)
Hartford Dividend and Growth Fund, Inc......................   27.19%      24.05%       N/A         22.40%
(March 8, 1994)
Hartford Advisers Fund, Inc.................................   22.16%      18.01%      13.98%       12.03%
(March 31, 1983)
HVA Money Market Fund, Inc..................................    5.01%       5.11%       4.30%        5.79%
(June 30, 1980)


---------------------------------------------------
                     CERTAIN INFORMATION ABOUT PERFORMANCE

    From time to time, a Fund's yield and total return may be included in advertisements, sales literature, or shareholder reports. In addition, the Company may advertise the effective yield of the Money Market Fund. All figures are based upon historical earnings and are not intended to indicate future performance.

    The "yield" of a Fund refers to the annualized net income generated by an investment in that Fund over a specified 30-day period (7-day period for the Money Market Fund). The effective yield is calculated similarly, but, when annualized, the income earned by an investment in that Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    The "total return" of a Fund refers to the average annual rate of return of an investment in the Fund. This figure is computed by calculating the percentage change in the value of an investment of $1,000, assuming reinvestment of all income dividends and capital gain distributions, to the end of a specified period. "Total return" quotations reflect the performance of the Fund and include the effect of capital changes.

    Further information about the performance of the Funds will be contained in the Funds' annual reports to shareholders, which you may obtain without charge by writing to the Funds' address or calling the telephone number set forth on the cover page of this Prospectus.

THE HARTFORD MUTUAL FUNDS, INC.                                               15
--------------------------------------------------------------------------------

-------------------------------------------
                               ABOUT YOUR ACCOUNT

--------------------------------
                               HOW TO BUY SHARES


    You may purchase shares from any broker-dealer that has a selling agreement with Hartford Securities Distribution Company, Inc. (the "Distributor"). In addition, an account may be opened for the purchase of shares of a Fund by mailing to The Hartford Mutual Funds, Inc., Institutional Services, P.O. Box 8416, Boston, MA 02266-8416, a completed account application and a check, payable to The Hartford Mutual Funds. Or you may telephone 1-888-843-7824 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed application.



    In order to buy Class Y shares you must qualify as one of the following types of institutional investors: (i) tax qualified plans which have (A) at least $10 million in plan assets, or (B) have 750 or more employees eligible to participate at the time of purchase, (ii) banks and insurance companies purchasing shares for their own account; (iii) investment companies; (iv) tax-qualified retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates.


    Purchase orders for all Funds are accepted only on a regular business day as defined below. Orders for shares received by Boston Financial Data Services, Inc., (the "Transfer Agent") on any business day prior to the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) will receive that day's offering price. Orders received by the Transfer Agent after such time but prior to the close of business on the next business day will receive the next business day's offering price which is net asset value plus any applicable sales charge. If you purchase shares through a broker-dealer your broker is responsible for forwarding payment promptly to the Transfer Agent. With respect to shares of the Money Market Fund, orders shall not be deemed received until the Transfer Agent has received Federal funds. A "business day" is any day on which the NYSE is open for business. It is anticipated that the NYSE will be closed Saturdays and Sundays and on days on which the NYSE observes New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Each Fund and the Distributor or Transfer Agent reserves the right to reject any order for the purchase of a Fund's shares. The Company reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the placement of the order.

    If the Transfer Agent deems it appropriate, additional documentation or verification of authority may be required and an order will not be deemed received unless and until such additional documentation of verification is received by the Transfer Agent.

    Your initial purchase amount must be at least $1,000,000. However, the minimum may be waived at the discretion of the Company's officers.


    For an initial purchase of shares by wire, you must first telephone the Transfer Agent at 1-888-843-7824 between the hours of 8:00 A.M. and 4:00 P.M. (Eastern Time) on a regular business day as defined above to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and the wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to: ABA #011000028, State Street Bank & Trust Company, Boston, MA, Account #: 9905-205-2, FBO: The Hartford Funds, Fund Name and Class, Shareholder Account Number, Shareholder Name. If you arrange for receipt by the Transfer Agent of federal funds prior to the close of trading (currently 4:00 P.M., Eastern Time) of the NYSE on a regular business day as defined above, you will receive that day's offering price. Your bank may charge for these services. Presently there is no fee for receipt by the Transfer Agent of Federal funds wired, but the right to charge for this service is reserved.



    Each Fund offers investors three different classes of shares -- Class A, Class B and Class Y. Class Y shares are offered by this prospectus. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and, except for the Money Market Fund, will likely have different share prices.


    The Distributor may provide promotional incentives including cash compensation to certain broker-dealers whose representatives have sold or are expected to sell significant amounts of shares of one or more of the Funds. Other programs may provide, subject to certain conditions, additional compensation to broker-dealers based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made by the Distributor or its affiliates out of their own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

---------------------------------------------------
                   SPECIAL INVESTMENT PROGRAMS AND PRIVILEGES

    EXCHANGE PRIVILEGE. You may exchange your shares of a Fund for shares of the same class of any other Fund. You should consider the differences in investment objectives and expenses of a Fund as described in this prospectus before making an exchange. Shares are normally redeemed from one Fund and purchased from the other Fund in the exchange transaction on the same regular business day on

16                                               THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

which the Transfer Agent receives an exchange request that is in proper form by the close of the NYSE that day.

    Exchanges are taxable transactions and may be subject to special tax rules about which you should consult your own tax adviser. For complete policies and restrictions governing exchanges, including fees and circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "How to Exchange Shares."

    Details on all institutional shareholder services may be obtained by calling the Transfer Agent at 1-888-843-7824.

---------------------------------------------------
                              HOW TO REDEEM SHARES

    Shares may be redeemed on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in good order and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, by telephone, by electronic funds transfer through the Automated Clearing House ("ACH") or by wire transfer. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. PLEASE CALL THE TRANSFER AGENT FIRST, AT 1-888-843-7824 FOR ASSISTANCE.

    CERTAIN REQUESTS REQUIRE A SIGNATURE GUARANTEE.

    To protect you and the Company from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee in the discretion of the Fund or Transfer Agent):

    - You wish to redeem more than $50,000 worth of shares and receive a check

    - A redemption check is not payable to all shareholders listed on the account statement

    - A redemption check is not sent to the address of record on your statement

    - Shares are being transferred to a Fund account with a different owner or name

    - Shares are redeemed by someone other than the owners (such as an Executor)

    REDEEMING SHARES BY MAIL.

    Write a "letter of instruction" that includes:

    - Your name

    - The Fund's name

    - Your Fund account number (from your account statement)

    - The dollar amount or number of shares to be redeemed

    - Any special payment instructions

    - The signatures of all registered owners exactly as the account is registered, and

    - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.


      USE THE FOLLOWING ADDRESS FOR REQUESTS BY MAIL:
      The Hartford Mutual Funds, Inc.
      Institutional Services
      P.O. Box 8416
      Boston, MA 02266-8416



      SEND COURIER OR EXPRESS MAIL REQUESTS TO:
      Boston Financial Data Services
      Attn.: The Hartford Mutual Funds, Inc.
      Institutional Services
      Two Heritage Drive
      Quincy, MA 02171


    REDEEMING SHARES BY TELEPHONE.

    You may also redeem shares by telephone by calling 1-888-843-7824. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of the NYSE that day, which is normally 4:00 P.M., Eastern Time. Shares held in tax-qualified retirement plans may not be redeemed by telephone. You may have a check sent to the address on the account statement, or, you may use electronic funds transfer to your assigned bank account through ACH.

    TELEPHONE REDEMPTIONS PAID BY CHECK. Up to $50,000 may be redeemed by telephone once in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

    TELEPHONE REDEMPTIONS THROUGH ELECTRONIC FUNDS TRANSFER. If you have selected the option on your account application, you may use electronic funds transfer to your assigned bank account. Normally the electronic funds transfer is initiated on the business day after the redemption.

    REDEEMING SHARES THROUGH YOUR BROKER. The Distributor has made arrangements to redeem Fund shares from brokers on behalf of their customers. Brokers may charge for that service. The Distributor, acting as agent for the Fund, stands ready to redeem each Fund's shares upon orders from brokers at the offering price next determined after receipt of the order.

    The Transfer Agent may delay forwarding a check or processing a payment for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased.

THE HARTFORD MUTUAL FUNDS, INC.                                               17
--------------------------------------------------------------------------------

    You may be charged a fee of up to $8 for wire transfers of redemption proceeds of less than $50,000, which will be deducted from such proceeds. There is no fee for ACH transfers.

---------------------------------------------------
                             HOW TO EXCHANGE SHARES

    Class Y shares of a Fund may be exchanged for Class Y shares of another Fund at net asset value per share at the time of exchange. Exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of shares of the other Fund. Exchanges may be requested in writing or by telephone.


    For written exchange requests you should submit a The Hartford Mutual Funds exchange request form, signed by all owners of the account. Send the form to the Transfer Agent at the addresses listed in "How to Sell Shares."


    For telephone exchange requests you should call 1-888-843-7824. Telephone exchanges may be made only between accounts that are registered with the same names and address.

    All exchanges are subject to the following restrictions:

    The Fund you are exchanging into must be registered for sale in your state.

    You may exchange only between Funds that are registered in the same name, address and taxpayer identification number.

    You may only exchange your Class Y shares for Class Y shares of another
Fund.

    The minimum amount you may exchange from one Fund into another is $500 or the entire balance if less.

    Each Fund reserves the right to refuse or delay exchanges by any person or group if, in HIMCO's or Wellington Management's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

    Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund.

    Although a Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Each Fund reserves the right to terminate or modify the exchange privilege in the future.

    Shares are normally redeemed from one Fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of the NYSE that day.

---------------------------------------------------
                        DETERMINATION OF NET ASSET VALUE

    THE NET ASSET VALUE PER SHARE is determined for each class of shares for each Fund as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each regular business day (as previously defined) by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class outstanding. The assets of each Fund (except the Money Market Fund) are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Directors believes accurately reflects fair value. The assets of the Money Market Fund are valued at their amortized cost pursuant to procedures established by the Board of Directors. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. With respect to all Funds, short-term investments that will mature in 60 days or less are also valued at amortized cost, which approximates market value.

---------------------------------------------------
                     SHAREHOLDER ACCOUNT RULES AND POLICIES


    THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Directors or HIFSCO at any time the Board or HIFSCO believes it is in the Fund's best interest to do so.


    TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by a Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

    THE TRANSFER AGENT WILL RECORD ANY TELEPHONE CALLS to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine. If the Company does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise the Company will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

18                                               THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

    PURCHASE, REDEMPTION OR EXCHANGE REQUESTS will not be honored until the Transfer Agent receives all required documents in proper form.

    SHARE CERTIFICATES will not be issued for the Company's shares.

    BROKERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of a Fund if the dealer performs any transaction erroneously or improperly.


    ALL OF YOUR PURCHASES MUST BE MADE IN U.S. DOLLARS and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds, or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a third party check.


    PAYMENT FOR REDEEMED SHARES is forwarded ordinarily by check or by electronic funds transfer (as elected by the shareholder) within 7 calendar days after the business day on which the Transfer Agent receives redemption instructions in proper form. Payment will be forwarded within 3 business days for accounts registered in the name of a broker-dealer. Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading is restricted or as permitted by the Securities and Exchange Commission. THE TRANSFER AGENT MAY DELAY FORWARDING A CHECK OR PROCESSING A PAYMENT FOR RECENTLY PURCHASED SHARES, BUT ONLY UNTIL THE PURCHASE PAYMENT HAS CLEARED. THAT DELAY MAY BE AS MUCH AS 15 CALENDAR DAYS FROM THE DATE THE SHARES WERE PURCHASED. THAT DELAY MAY BE AVOIDED IF YOU PURCHASE SHARES BY CERTIFIED CHECK. IF THE PURCHASE PAYMENT DOES NOT CLEAR, YOUR PURCHASE WILL BE CANCELED AND YOU COULD BE LIABLE FOR ANY LOSSES OR FEES THE FUND OR ITS TRANSFER AGENT HAVE INCURRED.

    UNDER UNUSUAL CIRCUMSTANCES shares of a Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "Purchase and Redemption of Shares" in the Statement of Additional Information for more details.

    "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

    THE COMPANY DOES NOT CHARGE A TRANSACTION FEE, but if your broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent.

---------------------------------------------------
                         INVESTOR INFORMATION SERVICES

    The Fund provides 24-hour information services via a toll-free number on fund yields, prices and account balances.

    In addition, telephone representatives are available during normal business hours (8:00 A.M. to 6:00 P.M. Eastern Time) to provide the information and services you need.

    Confirmation statements will be generated after every transaction, (except reinvestments, automatic investments and automatic payroll investments) that affect your account balance or your account registration. Quarterly consolidated account statements will be sent for all accounts. It is the responsibility of the shareholder to review the accuracy of transactions and to notify the transfer agent of any errors within 15 days of the date of the confirmation. Financial reports will be generated for the Fund every six months.

    Call 1-888-843-7824 if you need additional copies of financial reports or historical account information. There may be a small charge for historical account information for prior years.

---------------------------------------------------
                            MANAGEMENT OF THE FUNDS

--------------------------------
                              MANAGEMENT SERVICES


    Hartford Investment Financial Services Company ("HIFSCO") serves as investment manager to each Fund pursuant to an investment management agreement dated July 22, 1996. As of March 31, 1997, HIFSCO and its affiliates held discretionary management authority with respect to approximately $47.5 billion of client assets. HIFSCO also provides administrative personnel, services, equipment and facilities and office space for the proper operation of the Company. HIFSCO has contracted with Wellington Management for the provision of day to day investment management services to the Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund and Advisers Fund in accordance with each Fund's investment objective and policies. In addition, HIFSCO has contracted with HIMCO for the provision of day to day investment management and other services for the Bond Income Strategy Fund and Money Market Fund. Each Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management or HIMCO.

THE HARTFORD MUTUAL FUNDS, INC.                                               19
--------------------------------------------------------------------------------

---------------------------------------------------
                                MANAGEMENT FEES

MONEY MARKET FUND.


    The Money Market Fund pays a monthly management fee to HIFSCO which is based on a stated percentage of the Fund's average daily net asset value as follows:


NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $500,000,000................................       0.50%
Next $500,000,000.................................       0.45%
Amount Over $1 Billion............................       0.40%

BOND INCOME STRATEGY FUND.


    The Bond Income Strategy Fund pays a monthly management fee to HIFSCO which is based on a stated percentage of the Fund's average daily net asset value as follows:


NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $500,000,000................................       0.65%
Next $500,000,000.................................       0.55%
Amount Over $1 Billion............................       0.50%

SMALL COMPANY FUND AND INTERNATIONAL OPPORTUNITIES FUND.


    The Small Company Fund and International Opportunities Fund each pay a monthly management fee to HIFSCO which is based on a stated percentage of the Fund's average daily net asset value as follows:


NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $500,000,000................................       0.85%
Next $500,000,000.................................       0.75%
Amount Over $1 Billion............................       0.70%

CAPITAL APPRECIATION FUND AND STOCK FUND.


    The Capital Appreciation Fund and Stock Fund each pay a monthly management fee to HIFSCO which is based on a stated percentage of the Fund's average daily net asset value as follows:


NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $500,000,000................................       0.80%
Next $500,000,000.................................       0.70%
Amount Over $1 Billion............................       0.65%

DIVIDEND AND GROWTH FUND AND ADVISERS FUND.


    The Dividend and Growth Fund and Advisers Fund each pay a monthly management fee to HIFSCO which is based on a stated percentage of the Fund's average daily net asset value as follows:


NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $500,000,000................................       0.75%
Next $500,000,000.................................       0.65%
Amount Over $1 Billion............................       0.60%


    HIFSCO, Hartford Plaza, Hartford, Connecticut 06115, is an indirect majority-owned subsidiary of The Hartford and was organized under the laws of Delaware in 1996. The Hartford is a holding company for various insurance related subsidiaries including Hartford Fire Insurance Company, one of the largest insurance carriers in the United States. HL Investment Advisors, Inc., an affiliate of HIFSCO, serves as investment manager to several other SEC registered funds sponsored by The Hartford affiliates and which are primarily available through the purchase of variable annuity or variable life contracts.



    Certain officers of the Funds are also officers and directors of HIFSCO and/or HIMCO; Lowndes A. Smith, Chairman of the Board of the Company, is a Director and President of HIFSCO; Joseph H. Gareau, President and a Director of the Company, is a Director and Executive Vice President of HIFSCO and a Director and President of HIMCO; Thomas M. Marra, Vice President of the Company is a Director and Executive Vice President of HIFSCO; Peter W. Cummins, Vice President of the Company is a Director and Vice President of HIFSCO; Andrew W. Kohnke, Vice President of the Company, is a Director and Vice President of HIFSCO and a Managing Director and a Director of HIMCO; George R. Jay, Treasurer and Controller of the Company is Controller of HIFSCO; Charles M. O'Halloran, Vice President and Secretary of the Company, is a Director, Secretary and General Counsel of HIMCO and Kevin J. Carr, Assistant Secretary and Counsel of the Company is Secretary and Counsel of HIFSCO.



---------------------------------------------------

                   INVESTMENT SUB-ADVISORY AND OTHER SERVICES


    Wellington Management serves as sub-adviser to the Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund, and Advisers Fund pursuant to a sub-advisory agreement, dated as of July 22, 1996. In addition, HIMCO provides day to day investment management and other services to HIFSCO on behalf of the Bond Income Strategy Fund and Money Market Fund pursuant to an investment services agreement dated March 3, 1997.



    In connection with the services provided to Funds, Wellington Management and HIMCO make all determinations with respect to the purchase and sale of portfolio securities (subject to the terms and conditions of the investment objectives, policies and restrictions of these Funds and to the general supervision of the Company's Board of Directors and HIFSCO) and places, in the name of the Funds, all orders for execution of these Funds' portfolio transactions. In conjunction with such activities, Wellington Management and HIMCO regularly furnish reports to the Company's Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.



    For services rendered to these Funds, Wellington Management charges a quarterly fee to HIFSCO. The Funds will not pay Wellington Management's fee nor any part

20                                               THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

thereof, nor will the Funds have any obligation or responsibility to do so. Wellington Management has agreed to waive a portion of its fees during the start-up phase of the Funds as described in the SAI. Wellington Management's quarterly fee is based upon the following annual rates as applied to the average of the calculated daily net asset value of each Fund that it advises:

SMALL COMPANY FUND, CAPITAL APPRECIATION FUND AND INTERNATIONAL OPPORTUNITIES FUND.

NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $50,000,000.................................      0.40%
Next $100,000,000.................................      0.30%
Next $350,000,000.................................      0.25%
Next $500,000,000.................................      0.20%
Over $1 Billion...................................     0.175%

DIVIDEND AND GROWTH FUND, STOCK FUND AND ADVISERS FUND.

NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $50,000,000.................................     0.325%
Next $100,000,000.................................      0.25%
Next $350,000,000.................................      0.20%
Next $500,000,000.................................      0.15%
Over $1 Billion...................................     0.125%


    Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of March 31, 1997, Wellington Management held discretionary management authority with respect to approximately $136 billion of client assets. Wellington Management, 75 State Street, Boston, MA 02109, is a Massachusetts general partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.



    HIMCO is a professional money management firm which provides services to investment companies, employee benefit plans and its affiliated insurance company accounts. HIMCO was incorporated in 1996 and is a wholly owned subsidiary of The Hartford. As a corporate affiliate of HIFSCO, HIMCO is reimbursed by HIFSCO for the costs it incurs in providing such services.



---------------------------------------------------

                               PORTFOLIO MANAGERS


    Mark S. Waterhouse, Vice President of Wellington Management Company, LLP, serves as portfolio manager to the Small Company Fund. Prior to joining Wellington Management in 1995, Mr. Waterhouse was a portfolio manager with the Pioneer Group. He was previously a financial analyst at GTE Service Corporation from 1984.


    Saul J. Pannell, Senior Vice President of Wellington Management, serves as portfolio manager to the Capital Appreciation Fund. Mr. Pannell has been a portfolio manager with Wellington Management since 1979.

    The International Opportunities Fund is managed by Wellington Management's Global Equity Strategy Group, headed by Trond Skramstad, Senior Vice President of Wellington Management. The Global Equity Strategy Group is comprised of global portfolio managers and senior investment professionals. No person or persons is primarily responsible for making recommendations to or within the Global Equity Strategy Group. Prior to joining Wellington Management in 1993, Mr. Skramstad was a global equity portfolio manager at Scudder, Stevens & Clark since 1990.

    Rand L. Alexander, Senior Vice President of Wellington Management, serves as portfolio manager to the Stock Fund. Mr. Alexander has been a portfolio manager with Wellington Management since 1990.

    Laurie A. Gabriel, CFA and Senior Vice President of Wellington Management, serves as portfolio manager to the Dividend and Growth Fund. Ms. Gabriel joined Wellington Management in 1976. She has been a quantitative research analyst with Wellington Management since 1986, and took on portfolio management responsibilities in 1987.

    The Advisers Fund is managed by Paul D. Kaplan, Senior Vice President of Wellington Management, and Rand L. Alexander. Mr. Kaplan has been a portfolio manager with Wellington Management since 1982 and manages the fixed income component of the Advisers Fund. Rand L. Alexander, who is portfolio manager to the Stock Fund, manages the equity component of the Advisers Fund.


    The Bond Income Strategy Fund is managed by Alison D. Granger. Ms. Granger, a Senior Vice President of HIMCO, joined The Hartford in 1993 as a senior corporate bond trader. She became Director of Trading in 1994 and a portfolio manager in 1995. Prior to joining The Hartford, Ms. Granger was a corporate bond portfolio manager at The Home Insurance Company and Axe-Houghton Management. Ms. Granger holds a CFA and has over fifteen years of experience with fixed income investments.


---------------------------------------------------
                               PORTFOLIO TURNOVER

    Each Fund may sell a portfolio investment soon after its acquisition if HIMCO and /or Wellington Management believe that such a disposition is in the Fund's best interest. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. High portfolio turnover may result in the realization of substantial capital gains; distributions derived from such gains may be treated as ordinary income for Federal income tax purposes. Although it is not possible to

THE HARTFORD MUTUAL FUNDS, INC.                                               21
--------------------------------------------------------------------------------

predict future portfolio turnover rates accurately, and such rates may vary from year to year, it is anticipated that each Fund's portfolio turnover rate will not exceed 100% except the Bond Income Strategy Fund which is estimated to be approximately 200%.

---------------------------------------------------
                             BROKERAGE COMMISSIONS

    Although the Rules of Fair Practice of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such Rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such Rules and to obtaining best prices and executions, effected through dealers who sell shares of the Company. HIMCO or Wellington Management may also select an affiliated broker-dealer to execute transactions for the Company, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

---------------------------------------------------
                            DIVIDENDS, CAPITAL GAINS
                                   AND TAXES

    DIVIDENDS.


    Each Fund intends to distribute substantially all of its net income and capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, and Stock Fund will be declared and paid annually; dividends from the net investment income of the Dividend and Growth Fund and Advisers Fund will be declared and paid quarterly; dividends from the net investment income of the Bond Income Strategy Fund will be declared and paid monthly and dividends from net investment income of the Money Market Fund will be declared daily and paid monthly. Dividends from the Money Market Fund are not paid on shares until the day following the date on which the shares are issued. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of each Fund.


    DISTRIBUTION OPTIONS.


    When you open your account, specify on your application how you want to receive your distributions. For The Hartford Mutual Funds retirement accounts, all distributions are reinvested. For other accounts, you have four options:


    REINVEST ALL DISTRIBUTIONS IN THE FUND. You can elect to reinvest all dividends and long term capital gains distributions in additional shares of the Fund.

    REINVEST INCOME DIVIDENDS ONLY. You can elect to reinvest investment income dividends in a Fund while receiving capital gains distributions by check or sent to your bank account.

    REINVEST CAPITAL GAINS ONLY. You can elect to reinvest capital gains in the Fund while receiving dividends by check or sent to your bank account.

    RECEIVE ALL DISTRIBUTIONS IN CASH. You can elect to receive a check for all dividends and long-term capital gain distributions or have them sent to your bank.

    TAXES.

    If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long term capital gains are taxable as long term capital gains when distributed to shareholders. It does not matter how long you hold your shares. Dividends paid from short term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

    "BUYING A DIVIDEND". When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

    TAXES ON TRANSACTIONS. Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

    RETURNS OF CAPITAL. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

    This information is only a summary of certain federal tax information about your investment. More information is contained in the SAI, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

22                                               THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

---------------------------------------------------
                          OWNERSHIP AND CAPITALIZATION
                                 OF THE COMPANY

-------------------------------- CAPITAL STOCK

    As of the date of this Prospectus, the authorized capital stock of the Company consisted of the following shares of a par value of $.001 per share:
Small Company Fund, 300 million; Capital Appreciation Fund, 300 million; International Opportunities Fund, 300 million; Stock Fund, 300 million; Dividend and Growth Fund, 300 million; Advisers Fund, 400 million; Bond Income Strategy Fund, 300 million; and Money Market Fund, 800 million.


    The Board of Directors is authorized, without further shareholder approval, to authorize additional shares and to classify and reclassify the Funds into one or more classes. Accordingly, the Directors have authorized the issuance of three classes of shares of each of the Funds, designated as Class A, Class B and Class Y shares. The shares of each class represent an interest in the same portfolio of investments of the respective Funds and have equal rights as to voting, redemption, dividends and liquidation. However, each class bears different sales charges, distribution and transfer agency fees and related expenses, different exchange privileges and each class has exclusive voting rights with respect to its respective Rule 12b-1 plan.


---------------------------------------------------
                                     VOTING

    Each shareholder is entitled to one vote for each share of the Funds held upon all matters submitted to the shareholders generally. Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law.

---------------------------------------------------
                              GENERAL INFORMATION

--------------------------------
                            REPORTS TO SHAREHOLDERS

    The Funds will issue unaudited semiannual reports showing current investments in each Fund and other information and annual financial statements examined by independent auditors for the Funds.

---------------------------------------------------
                                  DISTRIBUTOR

    Hartford Securities Distribution Company, Inc., P.O. Box 2999, Hartford, CT 06104-2999 serves as distributor to the Company.

---------------------------------------------------
                                 TRANSFER AGENT

    Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, MA. 02171, serves as transfer agent to the Company.

---------------------------------------------------
                                   CUSTODIAN

    State Street Bank and Trust Company serves as custodian of each Fund's assets.

---------------------------------------------------
                              CLASS A AND B SHARES

    In addition to Class Y shares, the Company also offers Class A and Class B shares. Class A and B shares are available to individual investors. Class A and B shares generally have operating expenses similar to Class Y shares, except for certain sales charges and distribution and transfer agent fees. Please call 1-888-843-7824 for additional information on the purchase of Class A or B shares.

---------------------------------------------------
                            REQUESTS FOR INFORMATION

    This Prospectus does not contain all the information included in the Registration Statement filed with the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the SEC's office in Washington, D.C. Statements contained in the Prospectus as to the contents of any contract or other document referred to herein are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified, in all respects by such reference.


    For additional information, write to The Hartford Mutual Funds, Inc., P.O. Box 8416, Boston, MA. 02266-8416, or call 1-888-843-7824.


    NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUNDS TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH OFFER.

THE HARTFORD MUTUAL FUNDS, INC.                                               23
--------------------------------------------------------------------------------


---------------------------------------------------

                                    APPENDIX


--------------------------------

                          CREDIT QUALITY DISTRIBUTION


 BOND INCOME STRATEGY FUND



    The average quality distribution of the portfolio of the Hartford Bond Income Strategy Fund during the year ended December 31, 1996 as assigned by Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poors"), was as follows:



   QUALITY
DISTRIBUTION                      QUALITY
     AS                       DISTRIBUTION AS
 ASSIGNED BY   PERCENTAGE OF    ASSIGNED BY     PERCENTAGE OF
   MOODY'S       PORTFOLIO    STANDARD & POORS    PORTFOLIO
-------------  -------------  ----------------  -------------
     Aaa             53.18%         AAA               53.18%
     Aa               8.27%          AA                5.51%
      A               9.93%          A                16.57%
     Baa              3.89%         BBB                3.69%
     Ba              23.83%          BB               16.21%
      B                .90%          B                 3.78%
   Unrated             0.0%       Unrated              1.06%
               -------------                    -------------
    Total            100.0%        Total              100.0%

                                 PART B

           THE HARTFORD MUTUAL FUNDS, INC.  (the "Company")


                    THE HARTFORD SMALL COMPANY FUND
                 THE HARTFORD CAPITAL APPRECIATION FUND
             THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                        THE HARTFORD STOCK FUND
                 THE HARTFORD DIVIDEND AND GROWTH FUND
                      THE HARTFORD ADVISERS FUND
                 THE HARTFORD BOND INCOME STRATEGY FUND
                    THE HARTFORD MONEY MARKET FUND
                 CLASS A, CLASS B AND CLASS Y SHARES



                             P.O. Box 8416
                        Boston, MA  02266-8416
                             1-888-843-7824



   This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the Company's Class A and Class B prospectus and Class Y prospectus. To obtain a free copy of either prospectus send a written request to: The Hartford Mutual Funds, Inc., P.O. Box 8416, Boston, MA 02266-8416 or call the number listed above.


Date of Prospectus:  August 22, 1997
Date of Statement of Additional Information:  August 22, 1997

TABLE OF CONTENTS                                                        PAGE

GENERAL INFORMATION...................................................... -1-

INVESTMENT OBJECTIVES AND POLICIES....................................... -1-

MANAGEMENT OF THE COMPANY............................................... -17-

INVESTMENT ADVISORY ARRANGEMENTS........................................ -27-

FUND EXPENSES........................................................... -30-

DISTRIBUTION ARRANGEMENTS............................................... -30-

DISTRIBUTION FINANCING PLANS............................................ -31-

PORTFOLIO TRANSACTIONS AND BROKERAGE.................................... -33-

DETERMINATION OF NET ASSET VALUE........................................ -35-

PURCHASE AND REDEMPTION OF SHARES....................................... -36-

INVESTMENT PERFORMANCE.................................................. -38-

TAXES................................................................... -47-

CUSTODIAN............................................................... -51-

TRANSFER AGENT SERVICES................................................. -51-

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS................................ -51-

OTHER INFORMATION....................................................... -51-

FINANCIAL STATEMENTS.................................................... -51-

APPENDIX................................................................ -52-

                             GENERAL INFORMATION

   The Hartford Mutual Funds, Inc. (the "Company") is an open-end management investment company consisting of eight separate diversified portfolios (each a "Fund" or together the "Funds"). This SAI relates to all eight Funds. Hartford Investment Financial Services Company ("HIFSCO") is the investment manager to each Fund. HIFSCO is an indirect majority owned subsidiary of The Hartford Financial Services Group, Inc., ("The Hartford") an insurance holding company with over $100 billion in assets. In addition, Wellington Management Company ("Wellington Management") and The Hartford Investment Management Company ("HIMCO") provide the day-to-day investment management of the Funds.

                      INVESTMENT OBJECTIVES AND POLICIES

A.  FUNDAMENTAL RESTRICTIONS OF THE FUNDS

   Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Fund's outstanding voting securities. Under the Investment Company Act of 1940 (the "1940 Act"), and as used in the Prospectus and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the shares of a Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund.

   The investment objective, investment style and certain investment policies of each Fund are set forth in the Prospectus. Set forth below are the fundamental investment policies applicable to each Fund followed by the non-fundamental policies applicable to each Fund.

   Each Fund may not:

   1. Issue senior securities. For purposes of this restriction, the issuance of shares of common stock in multiple classes or series, obtaining of short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, short sales against the box, the purchase or sale of permissible options and futures transactions (and the use of initial and maintenance margin arrangements with respect to futures contracts or related options transactions), the purchase or sale of securities on a when issued or delayed delivery basis, permissible borrowings entered into in accordance with a Fund's investment policies, and reverse repurchase agreements and mortgage dollar rolls for which a segregated account has been established to cover such transactions or for which an offsetting position has been established by the Fund, are not deemed to be issuances of senior securities.

   2. Borrow money, except from banks and then only if immediately after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. For purposes of this restriction, reverse repurchase agreements, mortgage dollar rolls, short sales against the box, futures contracts, options on futures contracts, securities or indices, when issued and delayed delivery transactions and securities lending shall not constitute borrowing.

   3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933 (the "1933 Act").

   4. Purchase or sell real estate, except that a Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (e.g. real estate investment trusts)
(iii) invest in securities that are secured by real estate or interests therein,
(iv) purchase and sell mortgage-related securities, (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (vi) invest in real estate limited partnerships.

   5. Invest in commodities, except that a Fund may (i) invest in securities of issuers that invest in commodities, and (ii) engage in permissible options and futures transactions and forward foreign currency contracts, entered into in accordance with the Fund's investment policies.

   6. Make loans, except that a Fund (i) may lend portfolio securities in accordance with the Fund's investment policies in amounts up to 33-1/3% of the Fund's total assets taken at market value, (ii) enter into fully collateralized repurchase agreements, and (iii) purchase debt obligations in which the Fund may invest consistent with its investment policies.

   7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies, instrumentalities or authorities.

  In addition, each Fund will operate as a "diversified" fund within the meaning of the 1940 Act. This means that with respect to 75% of a Fund's total assets, a Fund will not purchase securities of an issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities), if

  (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

  If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings under Section 18(f)(1) of the 1940 Act shall be maintained in the manner contemplated by that Section.

  In order to permit the sale of shares of the Funds in certain states, the Board of Directors may, in its sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Board of Directors determine that any such more restrictive policy is no longer in the best interest of a Fund and its shareholders, the Fund may cease offering shares in the state involved and the Board of Directors may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Board of Directors may, in its sole discretion, revoke such policy.

B.  NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS.

  The following restrictions are designated as non-fundamental and may be changed by the Board of Directors without the approval of shareholders.

  Each Fund may not:

  1. Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account or securities lending arrangements. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options is not deemed to be a pledge or other encumbrance.

  2. Purchase any securities on margin (except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities (except short sales against the box) or maintain a short position. The deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

  3. Purchase securities which are illiquid if, as a result of any such purchase, more than 15% of its net assets (10% for the Money Market Fund) would consist of such securities.

  4. Purchase securities while outstanding borrowings exceed 5% of a Fund's total assets.

  5. Purchase interests in oil, gas, or other mineral exploration programs or mineral leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals.

  6. Invest for the purpose of exercising control over or management of any company.

  7. To the Company's knowledge, purchase or retain securities of an issuer if one or more of the directors or officers of the Company or directors or officers of HIFSCO, HIMCO or Wellington Management or any investment management subsidiary of HIMCO or Wellington Management individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.

  8. Invest more than 5% of total assets in securities of any issuer which, together with its predecessors, has been in operation for less than three years.

  9. Invest in real estate limited partnership interests except interests in Real Estate Investment Trusts.

  10. Purchase warrants of any issuer, if, as a result of such purchase, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on an exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For purposes of this restriction, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

  11. Write covered call options with respect to more than 25% of the value of its total assets; invest more than 25% of its total assets in protective put options; or invest more than 5% of its total assets in options other than protective put or covered call options. The aggregate value of premiums paid on all options held by the Fund at any time will not exceed 20% of the Fund's total assets.

   If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction.

MISCELLANEOUS INVESTMENT PRACTICES

A further description of certain of the policies described in the Prospectus is set forth below.

MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES

   In addition to the Money Market Fund which may invest in cash, cash equivalents and money market instruments at any time, all other Funds may hold cash or cash equivalents and invest in high quality money market instruments under appropriate circumstances as determined by HIMCO or Wellington Management. Such Funds may invest up to 100% of their assets in cash, cash equivalents or money market instruments only for temporary defensive purposes.

   Money market instruments include: (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

REPURCHASE AGREEMENTS

   Each Fund is permitted to enter into fully collateralized repurchase agreements. The Company's Board of Directors has established standards for evaluation of the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements and monitors on a quarterly basis HIMCO and Wellington Management's compliance with such standards. Presently, each Fund may enter into repurchase agreements only with commercial banks with at least $1 billion in assets or with recognized government securities dealers with a minimum net capital of $100 million.

   HIMCO or Wellington Management will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.

   A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price would be in excess of the purchase price, reflecting an agreed upon market interest rate.

REVERSE REPURCHASE AGREEMENTS

   Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value. A Fund will establish a segregated account with the Company's custodian bank in which a Fund will maintain cash, cash equivalents, U.S. government securities or other high quality debt securities equal in value to a Fund's obligations in respect of reverse repurchase agreements. A Fund will not enter into reverse repurchase transactions if the combination of all borrowings from banks and the value of all reverse repurchase agreements for the particular Fund equals more than 33-1/3% of the value the Fund's total assets.

DEBT SECURITIES

   Each Fund is permitted to invest in debt securities including: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed securities and mortgage- related securities, including collateralized mortgage obligations ("CMO's") (Advisers Fund and Bond Income Strategy Fund only); and
(4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other non-U.S. issuers.

INVESTMENT GRADE DEBT SECURITIES

   Each Fund is permitted to invest in debt securities rated within the four highest rating categories (i.e., Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P) (or, if unrated, securities of comparable quality as determined by HIMCO or Wellington Management). These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (i.e., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by HIMCO or Wellington Management) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics.

HIGH YIELD-HIGH RISK SECURITIES

   Each of the Capital Appreciation Fund, Dividend and Growth Fund, International Opportunities Fund, Small Company Fund, Stock Fund, and Advisers Fund is permitted to invest up to 5% of its assets in securities rated as low as "C" by Moody's or "CC" by S&P or of comparable quality if not rated. The Bond Income Strategy Fund is permitted to invest up to 30% of its assets in securities rated in the highest level below investment grade (i.e., "Ba" for Moody's or "BB" by S&P), or if unrated, securities determined to be of comparable quality by HIMCO. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3", "Ba2" and "Ba1". Likewise the S&P rating category of "BB" includes "BB+", "BB" and "BB-". If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Securities in the highest category below investment grade are considered to be of poor standing and predominantly speculative. Descriptions of the debt securities ratings system, including their speculative characteristics attributable to each ratings category, are set forth as an appendix to this SAI. These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of a Fund's shares. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

MORTGAGE-RELATED SECURITIES

   The mortgage-related securities in which the Advisers Fund and the Bond Income Strategy Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations. These Funds may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties.

   The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. Evaluating the risks associated with prepayment and determining the rate at which prepayment is influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

   The mortgage securities in which each Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (i.e., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives,s,t may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates. See "Illiquid Securities."

   Up to 25% of the value of the Bond Income Strategy Fund's total assets may be applied to mortgage dollar roll transactions. In a mortgage dollar roll a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will engage in "covered rolls" or, if not covered, the Fund will establish a segregated account with the Company's custodian consisting of cash, U.S. Government securities and other liquid, high quality debt securities. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

ASSET-BACKED SECURITIES

   The Advisers Fund, the Bond Income Strategy Fund and the Money Market Fund may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. These Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited.

EQUITY SECURITIES

   Each Fund except the Bond Income Strategy Fund and Money Market Fund may invest all or a portion of their assets in equity securities which include common stocks, preferred stocks (including convertible preferred stock) and rights to acquire such securities. In addition, these Funds may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. The Bond Income Strategy Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond Income Strategy Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities.

SMALL CAPITALIZATION SECURITIES

   All Funds except the Money Market Fund and Bond Income Strategy Fund may invest in equity securities which have less than $2 billion in market capitalization ("Small Capitalization Securities"). Because the issuers of Small Capitalization Securities tend to be smaller or less well- established companies, they may have limited product lines, market share or financial resources. As a result, Small Capitalization Securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies.

NON-U.S. SECURITIES

   Each Fund is permitted to invest a portion of its assets in non-U.S. securities, including, in the case of permitted equity investments, American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certrticates issued by a U.S. bank or trust company and represent the right to receive securities of a non-U.S. issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on non-U.S. securities exchanges and are denominated in non-U.S. currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in non-U.S. securities. When selecting securities of non-U.S. issuers, HIMCO or Wellington Management will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.

   The Advisers Fund, International Opportunities Fund and the Bond Income Strategy Fund are permitted to invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank debt. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multinational institutions such as the World Bank and the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds ("Brady Bonds"). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with debt restructuring. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. Brady Bonds issued to date may be purchased and sold in the secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European securities depositories. See also "High Yield-High Risk Securities."

   Investing in securities issued by non-U.S. companies involves considerations and potential risks not typically associated with investing in obligations issued by U.S. companies. Less information may be available about non-U.S. companies than about U.S. companies and non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of non-U.S. securities are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of non-U.S. currencies, application of non-U.S. tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

   Investing in non-U.S. sovereign debt will expose a Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligers in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

   Although the International Opportunities Fund will focus on companies that operate in established markets, from time to time the Fund may invest up to 25% of its assets in companies located in emerging countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

CURRENCY TRANSACTIONS

   Each Fund, except the Money Market Fund, may engage in currency transactions to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

   Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements."

   The use of currency transactions to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund's underlying securities. Further, the Funds may enter into currency transactions only with counterparties that HIMCO or Wellington Management deems to be creditworthy.

   The Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.

OPTIONS AND FUTURES CONTRACTS

   In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the Funds, for cash flow management, and, to a lesser extent, to enhance returns, each Fund, except the Money Market Fund, may employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of options, futures and options on futures involving equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices. A Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.

   A Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

   The Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange fluctuations on foreign securities the particular Fund holds in its portfolio or that it intends to purchase. For example, if a Fund enters into a contract to purchase securities denominated in foreign currency, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

   In addition, a Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices, all for the purpose of protecting against potential changes in the market value of portfolio securities or in interest rates. Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities.

   A Fund may write covered options only. "Covered" means that, so long as a Fund is obligated as the writer of a call option on particular securities or currency, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date not earlier than the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a segregated account consisting of cash, U.S. Government securities or other liquid, high grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies. A Fund will cover any put option it writes on particular securities or currency by maintaining a segregated account with its custodian as described above.

   To hedge against fluctuations in currency exchange rates, a Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, a Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When the Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-U.S. security, the Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-U.S. security position. The Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire.

   The Funds also may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-U.S. security of the same currency. A Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-U.S. securities. A Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-U.S. securities and in circumstances consistent with a Fund's investment objectives and policies.

   Options on indexes are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When a Fund writes a covered option on an index, a Fund will be required to deposit and maintain with a custodian cash or high- grade, liquid short-term debt securities equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any dayaythe market value of the deposited securities falls below the contract price, the Fund will deposit with the custodian cash or high-grade, liquid short-term debt securities equal in value to the deficiency.

   To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for "BONA FIDE hedging" purposes (as defined by regulations of the CFTC), the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account the unrealized profits and unrealized losses on any such contracts the Fund has entered into. However, the "in-the-money" amount of such options may be excluded in computing the 5% limit. Adoption of this guideline will not limit the percentage of a Fund's assets at risk to 5%.

   Although any one Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of HIMCO or Wellington Management to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets; (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position; (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations; and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Code. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, it may be that a Fund would have been in a better position had it not used such a strategy at all.

SWAP AGREEMENTS

   Each Fund, except the Money Market Fund, may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

   In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

   Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

   The Funds will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be U.S. Government Securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained by the Company's custodian in a segregated account. If a Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by HIMCO or Wellington Management, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Directors, to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

   The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms HIMCO or Wellington Management, as appropriate, believes are advantageous to such Fund. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Interest rate swaps, caps, collars and floors are considered by the SEC to be illiquid securities.

   The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on HIMCO's or Wellington Management's ability to predict correctly the direction and degree of movements in interest rates. Although the Funds believe that use of the hedging and risk management techniques described above will benefit the Funds, if HIMCO's or Wellington Management's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor. These activities are commonly used when managing derivative investments.

ILLIQUID SECURITIES

   Each Fund is permitted to invest in illiquid securities. No illiquid securities will be acquired if upon the purchase more than 10% of Money Market Fund's net assets or 15% of each other Fund's net assets would consist of such securities. "Illiquid Securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. Each Fund may purchase certain restricted securities commonly known as Rule 144A securities that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines of the Board of Directors. A Fund may not be able to sell illiquid securities when HIMCO or Wellington Management considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. A sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

   Under current interpretations of the SEC Staff, the following types of securities in which a Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

   Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if HIMCO or Wellington Management deems it advisable. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will maintain, in a segregated account, cash, U.S. Government securities or other liquid, high-grade debt obligations having a value equal to or greater than the Fund's purchase commitments; likewise a Fund will segregate securities sold on a delayed-delivery basis.

OTHER INVESTMENT COMPANIES

   Each Fund is permitted to invest in other investment companies. The investment companies in which a Fund would invest may or may not be registered under the 1940 Act. Securities in certain countries are currently accessible to the Funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act, a Fund will not purchase a security of an investment company if, as a result, (1) more than 10% of the Fund's assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund; or (3) more than 5% of the Fund's assets would be invested in any one such investment company.

PORTFOLIO SECURITIES LENDING

   Each of the Funds may lend its portfolio securities to broker/dealers and other institutions as a means of earning interest income. The borrower will be required to deposit as collateral, cash, cash equivalents, U.S. government securities or other high quality liquid debt securities that at all times will be at least equal to 100% of the market value of the loaned securities and such amount will be maintained in a segregated account of the respective Fund. While the securities are on loan the borrower will pay the respective Fund any income accruing thereon.

   Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. The Funds may lend securities only if: (1) the loan is fully secured by appropriate collateral at all times; and (2) the value of all loaned securities of any Fund is not more than 33-1/3% of the Fund's total assets taken at the time of the loan.

MANAGEMENT OF THE COMPANY

   The directors and officers of the Fund and their principal business occupations for the last five years are set forth below. Those directors who are deemed to be "interested persons" of the Company, as that term is defined in the 1940 Act are indicated by an asterisk next to their respective names.

NAME, ADDRESS, AGE AND POSITION WITH THE COMPANY

JOSEPH ANTHONY BIERNAT (age 69)
Director
30 Hurdle Fence Drive
Avon, CT 06001

Mr. Biernat served as Senior Vice President and Treasurer of United Technologies Corporation from 1984 until March, 1987, when he retired. He subsequently served as Executive Vice President of Boston Security Counselors, Inc., Hartford, Connecticut (1988-1989), and served as Vice President-Client Services of Wright Investors' Service, Bridgeport, Connecticut (1989-1990). Mr. Biernat presently is consulting to organizations on financial matters, with the majority of time spent with T.O. Richardson & Co., Farmington, Connecticut.

WINIFRED ELLEN COLEMAN (age 64)
Director
27 Buckingham Lane
West Hartford, CT 06117

Ms. Coleman has served as President of Saint Joseph College since 1991. She is a Director of LeMoyne College and St. Francis Hospital.

JOSEPH HARRY GAREAU* (age 50)
Director and President
P.O. Box 2999
Hartford, CT 06104-2999

Mr. Gareau has served as Executive Vice President and Chief Investment Officer of The Hartford since April, 1993. Formerly, he served as Senior Vice President and Chief Investment Officer/Property-Casualty Division (September, 1992 - April, 1993) and Vice President (October, 1987 - September, 1992). Mr. Gareau is also a Director and the President of HIMCO, a Director and Executive Vice President of HIFSCO and a Director of Hartford Fire Insurance Company .


WILLIAM ATCHISON O'NEILL (age  67)
Director
Box 360
East Hampton, CT 06424

The Honorable William A. O'Neill served as Governor of the State of Connecticut from 1980 until 1991. He is presently retired.

MILLARD HANDLEY PRYOR, JR. (age 64)
Director
90 State House Square
Hartford, CT 06103

Mr. Pryor has served as Managing Director of Pryor & Clark Company, Hartford, Connecticut, since June, 1992. He served as Chairman and Chief Executive Officer of Corcap, Inc. from 1988-1992. In addition, Mr. Pryor is a Director of Pryor & Clark Company, Corcap, Inc., the Wiremold Company, Hoosier Magnetics, Inc., Infodata Systems, Inc., Pacific Scientific Corporation and Fibralock, Inc.

LOWNDES ANDREW SMITH* (age 57)
Director and Chairman
P.O. Box 2999
Hartford, CT 06104-2999

Mr. Smith has served as President of The Hartford Life Insurance Companies since January, 1989. He was formerly Senior Vice President and Group Comptroller of The Hartford Insurance Group from 1987-1989. He has been a Director of Connecticut Children's Medical Center since 1993 and a Director of American Counsel of Life Insurance since 1990. Mr. Smith is also President and a Director of HIFSCO.

JOHN KELLEY SPRINGER (age  66)
Director
55 Farmington Avenue
Hartford, CT 06105

Mr. Springer has served as Chief Executive Officer of Connecticut Health System, Inc. since September, 1989. Formerly, he served as the Chief Executive Officer of Hartford Hospital, Hartford, Connecticut (June, 1971 - August, 1989). Director of Hartford Hospital, Connecticut Health System, Inc., Medspan, Hospital Research and Development Institute, and CHS Insurance Ltd. (Chairman).


PETER CUMMINS (age  60)
Vice President
Hartford Plaza
Hartford, CT 06115

Mr. Cummins has been Vice President of sales and marketing of the Individual Life and Annuity Division of The Hartford Financial Services Group, Inc. - Life Companies since 1989.

JOHN PHILLIP GINNETTI (age 51)
Vice President
P.O. Box 2999
Hartford, CT 06104-2999

Mr. Ginnetti has served as Executive Vice President and Director of Asset Management Services, a division of The Hartford Financial Services Group, Inc. - Life Companies, since 1994. From 1988 to 1994 he served as Senior Vice President and Director of the Individual Life and Annuities Division, also a division of The Hartford Financial Services Group, Inc. - Life Companies.


ANDREW WILLIAM KOHNKE (age  39)
Vice President
P.O. Box 2999
Hartford, CT 06104-2999

Mr. Kohnke has served as a Vice President since 1992, and as an Investment Manager since 1983, of the The Hartford Financial Services Group, Inc. - Life Companies. Mr. Kohnke is also a Director and Managing Director of HIMCO and a Director and Vice President of HIFSCO.

THOMAS MICHAEL MARRA (age  39)
Vice President
 P.O. Box 2999
Hartford, CT 06104-2999

Mr. Marra has served as a Executive Vice President since 1996, as Senior Vice President since 1994, and as Director of the Individual Life and Annuity Division of The Hartford Financial Services Group, Inc. - Life Companies, since 1980. Mr. Marra is also a Director and Executive Vice President of HIFSCO.


CHARLES MINER O'HALLORAN (age 50)
Vice President and Secretary
Hartford Plaza
Hartford, CT 06115

Mr. O'Halloran has served as a Vice President since December, 1994, Senior Associate General Counsel since 1988 and Corporate Secretary since 1996 of The Hartford Financial Services Group, Inc. Mr. O'Halloran is also a Director, Secretary and General Counsel of HIMCO and a Director of HIFSCO.


GEORGE RICHARD JAY (age 45)
Controller and Treasurer
P.O. Box 2999
Hartford, CT 06104-2999

Mr. Jay has served as Secretary and Director, Life and Equity Accounting and Financial Control, of The Hartford Financial Services Group, Inc. - Life Companies since 1987 and is a Director of HIFSCO.


KEVIN J. CARR (age  43)
Assistant Secretary and Counsel
Hartford Plaza
Hartford, CT 06115

Mr. Carr has served as Counsel since November 1996 and Associate Counsel since November 1995, of The Hartford Financial Services Group, Inc. Formerly he served as Counsel of Connecticut Mutual Life Insurance Company from March 1995 to November 1995, Associate Counsel of 440 Financial Group of Worcester from 1994 to 1995 and Corporate Counsel-General Manager of Parker Media, a Hartford-based publishing company, from 1990-1994. Mr. Carr is also Counsel and Secretary of HIFSCO.

JAMES CUBANSKI (age 36)
Assistant Secretary
Hartford Plaza
Hartford, CT 06115

Mr. Cubanski has served as Director of Tax Administration of The Hartford Financial Services Group, Inc. since July, 1995. Formerly he served as Director of Federal Tax Administration (July, 1993 - July, 1995) and Manager of Federal Taxes (February, 1991 - July, 1993).


  An Audit Committee and Nominating Committee have been appointed for the Company. Each Committee is made up of those directors who are not "interested persons" of the Company.

  All Board members and officers of the Fund are also board members and officers of the following registered investment companies: Hartford Capital Appreciation Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford MidCap Fund, Inc., Hartford Stock Fund, Inc., Hartford Index Fund, Inc., Hartford Advisers Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Bond Income Strategy Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford International Advisers Fund, Inc., Hartford U.S. Government Money Market Fund, Inc., HVA Money Market Fund, Inc. and the Hartford Small Company Fund, Inc. Shares of each of these investment companies are offered to and may only be purchased by holders of variable annuity and variable life insurance contracts issued by The Hartford and its affiliates. Each of the Directors and principal officers affiliated with the Fund who is also an affiliated person of HIFSCO, HIMCO or Wellington Management is named above, together with the capacity in which such person is affiliated with the Fund, HIFSCO, HIMCO or Wellington Management.


COMPENSATION OF OFFICERS AND DIRECTORS. The Company pays no salaries or compensation to any of its officers or directors affiliated with The Hartford. The chart below sets forth the fees paid or expected to be paid by the Company to the non-interested Directors and certain other information:

                     JOSEPH A. WINIFRED E. WILLIAM A. MILLARD H. JOHN K.
                      BIERNAT    COLEMAN    O'NEILL     PRYOR    SPRINGER

COMPENSATION
RECEIVED FROM
COMPANY                $6,100     $6,100     $6,100     $6,100     $6,100

PENSION OR RETIREMENT
BENEFITS ACCRUED AS
FUND EXPENSE            $0         $0         $0         $0         $0

TOTAL COMPENSATION
FROM COMPANY AND
COMPLEX PAID TO
DIRECTORS*            $23,250    $20,250    $23,250    $23,250    $23,250



* As of December 31, 1996, there were twenty-one funds in the Complex (including the Funds). The total compensation paid per Complex is comprised of the amount paid to each Director during the 1996 fiscal year.

OTHER INFORMATION ABOUT THE COMPANY. The Company was incorporated in Maryland on March 21, 1996. The authorized capital stock of the Company consists of 3 billion shares of common stock, par value $0.001 per share (Common Stock). The shares of Common Stock are divided into eight series: Small Company Fund (300,000,000 shares); Capital Appreciation Fund (300,000,000 shares); International Opportunities Fund (300,000,000 shares); Stock Fund (300,000,000 shares); Dividend and Growth Fund (300,000,000 shares); Advisers Fund (400,000,000 shares); Bond Income Strategy Fund (300,000,000) and Money Market Fund (800,000,000 shares). The Board of Directors may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the Fund. The Board of Directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes. Accordingly, the Directors have authorized the issuance of three classes of shares of each of the Funds designated in each instance as Class A, Class B and Class Y shares.

   As of May 31, 1997, the following persons held an interest in the following Funds equal to 5% or more of such Fund's outstanding shares:

                                           CLASS A      CLASS B       CLASS Y
SMALL COMPANY FUND
Hartford Investment Management Company
Hartford, CT                                53.34%
Bankers Trust Company,  Trustee
ITT Hartford Investment & Savings Plan
Jersey City, NJ                                                        91.81%
Wellington Retirement & Pension Plan
Boston, MA                                                              5.00%
State Street Bank & Trust
Cust for The IRA of  Gregory W. Rose
 Atlanta, GA                                              7.83%
Lawing Family LP, A Partnership
Cornelius, NC                                             5.33%
Piper Jaffray as Custodian
 FBO William T. Fredrick IRA
Minneapolis, MN                                           5.21%

CAPITAL APPRECIATION FUND

Hartford Investment Management Company
Hartford, CT                                15.64%
Bankers Trust Company,  Trustee
 ITT Hartford Investment & Savings Plan
 Jersey City, NJ                                                       82.23%
Wellington Retirement & Pension Plan
 Boston, MA                                                            13.90%

INTERNATIONAL OPPORTUNITIES FUND
Hartford Investment Management Company
Hartford, CT                                48.11%
Bankers Trust Company,  Trustee
 ITT Hartford Investment & Savings Plan
Jersey City, NJ                                                        96.63%

                                           CLASS A      CLASS B       CLASS Y
Ace Supply Co., Inc.
Pro Shar Pl Tr U/A dtd 2/21/79
Minneapolis, MN                                          13.38%
BHC Securities Inc.
FAO 74498361
Philadelphia, PA                                          6.47%

STOCK FUND
Hartford Investment Management Company,
Hartford, CT                                23.59%
Wellington Management Company LLP
Boston, MA                                                             58.50%
Planco  Inc. Profit Sharing Trust
 Planco Inc. Employees Discretion dtd 9/27/94
 Paoli, PA                                                             31.05%
Planco Inc. Profit Sharing Trust
 Planco Inc. Employees Ongoing dtd 9/27/94
Paoli, PA                                                               6.49%

DIVIDEND AND GROWTH FUND
Hartford Investment Management Company
Hartford, CT                                23.90%
Bankers Trust Company,  Trustee
 ITT Hartford Investment &  Savings Plan
Jersey City, NJ                                                       96.91%

ADVISERS FUND
Hartford Investment Management Company
Hartford, CT                                40.24%
Bankers Trust Company,  Trustee
 ITT Hartford Investment & Savings Plan
Jersey City, NJ                                                        99.29%

                                           CLASS A      CLASS B       CLASS Y
BOND INCOME STRATEGY FUND
Hartford Investment Management Company
Hartford, CT                                94.13%
Bankers Trust Company, Trustee
ITT Hartford Investment & Savings Plan
Jersey City, NJ                                                        99.42%
Donaldson Lufkin Jenrette Securities Corp Inc.
Jersey City, NJ                                          15.16%
Edward D. Jones & Co. F/A/O
Edward D. Jones & Co. Custodian
FBO  Romie A. Lane IRA
Maryland Heights, MO                                      7.76%
Edward D. Jones & Co. F/A/O
Edward D. Jones & Co. Custodian
FBO Charles E. Garrison IRA
Maryland Heights, MO                                      6.98%
Edward D. Jones & Co. F/A/O
Edward D. Jones & Co. Custodian
FBO  Sammy L. Hanks IRA
Maryland Heights, MO                                      6.93%
Edward D. Jones & Co. F/A/O
Edward D. Jones & Co. Custodian
FBO John L. Vernon IRA
Maryland Heights, MO                                      5.39%

MONEY MARKET FUND
Hartford Investment Management Company
Hartford, CT                                44.89%
Bankers Trust Company, Trustee
 ITT Hartford Investment & Savings Plan
Jersey City, NJ                                                        99.98%


  The shares of the Funds are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Directors and accountants. Shares of a Fund vote together as a class on matters that affect the Fund in substantially the same manner. Matters pertaining only to one or more Funds will be voted upon only by those Funds. As to matters affecting a single class, shares of such class will vote separately. Shares of the Funds do not have cumulative voting rights. The Company and the Funds do not intend to hold annual meetings of shareholders unless required to do so by the 1940 Act or the Maryland statutes under which the Company is organized. Although Directors are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Directors. If required by applicable law, a meeting will be held to vote on the removal of a Director or Directors of the Company if requested in writing by the holders of not less than 25% of the Company's outstanding shares. Each Fund's shares are fully paid, and nonassessable and, when issued, have no preference, preemptive, conversion or similar rights and are freely transferable.

  The Company's Articles of Incorporation provide that the Directors, officers and employees of the Company may be indemnified by the Company to the fullest extent permitted by Maryland law and the federal securities laws. The Company's Bylaws provide that the Fund shall indemnify each of its Directors, officers and employees against liabilities and expenses reasonably incurred by them, in connection with, or resulting from, any claim, action, suit or proceeding, threatened against or otherwise involving such Director, officer or employee, directly or indirectly, by reason of being or having been a Director, officer or employee of the Company. Neither the Articles of Incorporation nor the Bylaws authorize the Company to indemnify any Director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

                     INVESTMENT ADVISORY ARRANGEMENTS

  The Company, on behalf of each Fund, has entered into an investment management agreement with Hartford Investment Financial Services Company ("HIFSCO"). The investment management agreement provides that HIFSCO, subject to the supervision and approval of the Company's Board of Directors, is responsible for the management of each Fund. In addition, HIFSCO will provide administrative personnel, services, equipment and facilities and office space for proper operation of the Company. Although HIFSCO has agreed to arrange for the provision of additional services necessary for the proper operation of the Company, each Fund pays for these services directly.


  With respect to the Small Company Fund, Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund and Advisers Fund, HIFSCO has entered into a subadvisory investment management agreement with Wellington Management Company ("Wellington Management"). Under the sub-advisory agreement, Wellington Management, subject to the general supervision of the Board of Directors and HIFSCO, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such Funds and furnishing each such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each Fund. With respect to the Bond Income Strategy Fund and Money Market Fund, HIFSCO has entered into an investment services agreement with The Hartford Investment Management Company ("HIMCO") for the provision of the day to day investment management services for the Bond Income Strategy Fund and Money Market Fund.


  As provided by the investment management agreement, each Fund pays HIFSCO an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of the respective Fund's average daily net asset value. HIFSCO, not any Fund, pays the subadvisory fees of Wellington Management as set forth in the Prospectus. With respect to each Fund, Wellington Management will waive 100% of its fees until the assets of the Fund reach $100 million, and, thereafter, 50% of its fees until the assets of the Fund reach $500 million, and, thereafter, 25% of its fees until the assets of the Fund reach $1 billion. As a corporate affiliate of HIFSCO, HIMCO is reimbursed by HIFSCO for the cost it incurs in providing investment management services.


  No person other than HIMCO or Wellington Management and their directors and employees regularly furnishes advice to the Funds with respect to the desirability of the Funds investing in, purchasing or selling securities. HIMCO and Wellington Management may from time to time receive statistical or other information regarding general economic factors and trends, from The Hartford and its affiliates.

  Securities held by any Fund may also be held by other funds and other clients for which HIMCO, Wellington Management or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought by HIMCO or Wellington Management for one or more clients when one or more clients are selling the same security. If purchases or sales of securities arise for consideration at or about the same time for any Fund or client accounts (including other funds) for which HIMCO or Wellington Management act as an investment adviser, (including the Funds described herein) transactions in such securities will be made, insofar as feasible, for the respective funds and other client accounts in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of HIMCO, Wellington Management or their respective affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  From inception date (July 22, 1996) through December 31,1996 each Fund has paid the following advisory fees:


                      FUND NAME                 ADVISORY FEES AS OF  12/31/96
              Small Company Fund                           $ 14,746
              Capital Appreciation Fund                    $ 18,419
              International Opportunities Fund             $ 12,988
              Stock Fund                                   $ 15,357
              Dividend and Growth Fund                     $ 13,810
              Advisers Fund                                $ 38,897
              Bond Income Strategy Fund                    $ 30,076
              Money Market Fund                            $ 22,884


  Until at least December 31, 1997 HIFSCO or an affiliate of The Hartford has voluntarily and temporarily agreed to limit the expenses of each of the Funds by reimbursing each Fund after a certain level of total expenses has been incurred. The reimbursement details are disclosed in the fee table under Investor Expenses in the Prospectuses.


  Pursuant to the investment management agreement, subadvisory investment agreement and investment services agreement, neither HIFSCO, Wellington Management nor HIMCO is liable to the Funds or their shareholders for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HIFSCO, HIMCO or Wellington Management in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement. Wellington Management has agreed to indemnify HIFSCO to the fullest extent permitted by law against any and all loss, damage, judgment, fines, amounts paid in settlement and attorneys' fees incurred by HIFSCO to the extent resulting in whole or in part from any of Wellington Management's acts or omissions related to the performance of its duties as set forth specifically in the respective subadvisory investment agreement or otherwise from Wellington Management's willful misfeasance, bad faith or gross negligence.


   HIFSCO and HIMCO are principally located at 200 Hopmeadow Street, Simsbury Connecticut and maintain a mailing address of P.O. Box 2999, Hartford, Connecticut 06104. As of March 31, 1997, HIFSCO, HIMCO and their affiliates had approximately $47.5 billion in assets under management. HIMCO is a wholly-owned subsidiary, and HIFSCO is a majority-owned indirect subsidiary, of The Hartford Financial Services Group, Inc.


  Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since

1928. As of March 31, 1997, Wellington Management had investment management authority with respect to approximately $136 billion in assets. Wellington Management is a Massachusetts Limited Liability Partnership. The three managing general partners of Wellington are Robert W. Doran, Duncan M. McFarland and John R. Ryan.


  The investment management agreement, subadvisory investment agreement and investment services agreement continue in effect for two years from initial approval and from year to year thereafter if approved annually by a vote of a majority of the Directors of the Company including a majority of the Directors who are not parties to an agreement or interested persons of any party to the contract, cast in person at a meeting called for the purpose of voting on such approval, or by holders of a majority of the applicable Fund's outstanding voting securities. The contract automatically terminates upon assignment. The investment management agreement may be terminated without penalty on 60 days' notice at the option of either party to the respective contract or by vote of the holders of a majority of the outstanding voting securities of the applicable Fund. The subadvisory investment agreement may be terminated at any time without the payment of any penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of the respective Fund, or by HIFSCO upon written notice to Wellington Management, and by Wellington Management upon 90 days' written notice to HIFSCO (with respect to that Fund only). The investment services agreement may be terminated at any time without the payment of any penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of the respective Fund, by HIFSCO upon 60 days' notice to HIMCO and by HIMCO upon 90 days' written notice to HIFSCO (with respect to that Fund only). The subadvisory investment agreement and investment services agreement terminate automatically upon the termination of the corresponding investment advisory agreement.


   HIFSCO may make payments from time to time from its own resources, which may include the management fees paid by the Company to compensate broker dealers, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of shares of the Funds including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities.

  FUND EXPENSES

EXPENSES OF THE FUNDS. Each Fund pays its own expenses including, without limitation: (i) expenses of maintaining the Fund and continuing its existence, (ii) registration of the Fund under the Investment Company Act,
(iii) auditing, accounting and legal expenses, (iv) taxes and interest, (v) governmental fees, (vi) expenses of issue, sale, repurchase and redemption of Fund shares, (vii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (viii) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (ix) expenses of reports to governmental officers and commissions, (x) insurance expenses, (xi) association membership dues, (xii) fees, expenses and disbursements of custodians for all services to the Fund, (xiii) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xiv) expenses for servicing shareholder accounts, (xv) any direct charges to shareholders approved by the Directors of the Fund, (xvi) compensation and expenses of Directors of the Fund who are not "interested persons" of the Fund, and
(xvii) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its Directors and officers with respect thereto.

                            DISTRIBUTION ARRANGEMENTS

  Hartford Securities Distribution Company, Inc. ("HSD") serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Company. HSD is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (NASD). Shares of each Fund will be continuously offered and will be sold by selected broker-dealers who have executed selling agreements with HSD. HSD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of Prospectuses for sales purposes as well as any advertising or sales literature. The Fund bears the expenses of registering its shares with the SEC and qualifying them with state regulatory authorities. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Directors of the Company, including a majority of the Directors who are not parties to the Underwriting Agreement or interested persons of any such party, (as the term interested person is defined in the 1940 Act); or (ii) by the vote of a majority of the outstanding voting securities of a Fund. HSD is not obligated to sell any specific amount of shares of any Fund.

  HSD's principal business address is at Hartford Plaza, Hartford, Connecticut 06104 and its mailing address is at P.O. Box 2999, Hartford, Connecticut 06104. HSD was organized as a Connecticut Corporation on August 24, 1994, and is an indirect wholly-owned subsidiary of The Hartford.

                         DISTRIBUTION FINANCING PLANS

  The Company has adopted separate distribution plans (the "Plans") for Class A and Class B shares of each Fund pursuant to appropriate resolutions of the Company's Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset based sales charges.

  CLASS A PLAN

  Pursuant to the Class A Plan, a Fund may compensate HSD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each Fund, the annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares. Up to .25% of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. All or any portion of this fee may be remitted to brokers who provide distribution or shareholder account services.

  CLASS B PLAN

  Pursuant to the Class B Plan, a Fund may pay HSD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, .75% of which is a fee for distribution financing activities and .25% of which is for shareholder account services. All or any portion of such fees may be remitted to brokers who assist in the distribution of Class B shares or provide maintenance and personal services to existing Class B shareholders. HSD will advance to dealers the first- year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HSD may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HSD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HSD or its affiliates for shareholder accounts.

  The purpose of the 0.75% fee representing distribution payments to HSD under the Class B Plan is to compensate HSD for its distribution services to the Fund. HSD pays commissions to brokers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class B Plan also provides that HSD will receive all contingent deferred sales charges attributable to Class B shares.

GENERAL

  In accordance with the terms of the Plans, HSD provides to each Fund, for review by the Company's Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of

Directors' quarterly review of the Plans, they will review the level of compensation the Plans provide in considering the continued appropriateness of the Plans.

  The Plans were adopted by a majority vote of the Board of Directors, including at least a majority of Directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Directors identified and considered a number of potential benefits which the Plans may provide. The Board of Directors believes that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Directors in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund affected thereby. A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

  From inception date of the Funds, July 22, 1996 through December 31, 1996, the following 12b-1 fees were paid to the Funds:


          FUND NAME                         12B-1 FEES (7/23/96 -  12/31/96)
                                            CLASS A SHARES     CLASS B SHARES
Small Company Fund                               $5,144              $299
Capital Appreciation Fund                        $6,681              $977
International Opportunities Fund                 $4,561              $167
Stock Fund                                       $5,429            $1,275
Dividend and Growth Fund                         $5,408              $544
Advisers Fund                                   $15,237            $1,479
Bond Income Strategy Fund                       $13,898              $225
Money Market Fund                               $13,818               N/A


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to any policy established by the Board of Directors and HIFSCO, HIMCO and Wellington Management are primarily responsible for the investment decisions of each Fund and the placing of its portfolio transactions. In placing orders, it is the policy of each Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While HIMCO and Wellington Management generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest possible spread or commission. HIMCO and Wellington Management may direct brokerage transactions to broker/dealers who also sell shares of the Funds and the sale of shares of a Fund may be taken into account by HIMCO and Wellington Management when allocating brokerage transactions.

  HIMCO and Wellington Management will generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Portfolio securities in the Money Market Fund normally are purchased directly from, or sold directly to, the issuer, an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by the Money Market Fund for such purchases or sales.

  From inception date of the Funds, July 22, 1996, through December 31, 1996, the brokerage commissions paid were as follows:


                   FUND NAME                       BROKERAGE COMMISSIONS
            Small Company Fund                             $8,264
            Capital Appreciation Fund                     $20,709
            International Opportunities Fund              $65,362
            Stock Fund                                     $4,039
            Dividend and Growth Fund                       $5,471
            Advisers Fund                                  $6,412
            Bond Income Strategy Fund                         N/A
            Money Market Fund                                 N/A


  While HIMCO and Wellington Management (as applicable) seek to obtain the most favorable net results in effecting transactions in a Fund's portfolio securities, dealers who provide supplemental investment research to HIMCO or Wellington Management may receive orders for transactions from HIMCO or Wellington Management. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of HIMCO or Wellington Management, a Fund will be benefited by such supplemental research services, HIMCO and Wellington Management are authorized to pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by HIMCO and Wellington Management under the investment advisory agreement or the sub-investment advisory agreement. The expenses of HIMCO and Wellington Management will not necessarily be reduced as a result of the receipt of such supplemental information. HIMCO and Wellington Management may use such supplemental research in providing investment advice to portfolios other than those for which the transactions are made. Similarly, the Funds may benefit from such research obtained by HIMCO and Wellington Management for portfolio transactions for other clients.

  Investment decisions for the Funds will be made independently from those of any other clients that may be (or in the future may be) managed by HIMCO, Wellington Management or their affiliates. If, however, accounts managed by HIMCO or Wellington Management are simultaneously engaged in the purchase of the same security, then, pursuant to general authorization of the Company's Board of Directors, available securities may be allocated to each Fund or other client account and may be averaged as to price in whatever manner HIMCO or Wellington Management deems to be fair. Such allocation and pricing may affect the amount of brokerage commissions paid by each Fund. In some cases, this system might adversely affect the price paid by a Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (for example, in the case of a small issue).

                       DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of each Fund is determined by Hartford Life Insurance Company, ("Hartford Life") an affiliate of The Hartford, in the manner described in the Funds' Prospectus. The Funds will be closed for business and will not price their shares on the following business holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities held by each Fund other than the Money Market Fund will be valued as follows: Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term securities held in the Money Market Fund are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. All other Funds' short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

  Equity securities are valued at the last sales price reported on principal securities exchanges (domestic or foreign). If no sale took place on such day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate at the end of the reporting period. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at fair value by, or under guidelines established by, the Funds' Board of Directors.

  The net asset value per share of the Money Market Fund is determined by using the amortized cost method of valuing its portfolio instruments. Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio's investments assuming the instrument's obligation is paid in full on maturity. In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates. For all Funds, securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value.

  The amortized cost method of valuation permits the Money Market Fund to maintain a stable $1.00 net asset value per share. The Company's Board of Directors periodically reviews the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the Board of Directors will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair market value as determined in good faith by the Board of Directors, and (considered highly unlikely by management of the Company) redemption of shares in kind (i.e., portfolio securities).

  A Fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per share. Class B, Class Y shares and Money Market Fund shares are offered at net asset value without the imposition of an initial sales charge.

                     PURCHASE AND REDEMPTION OF SHARES

  For information regarding the purchase of Fund shares, see "About Your Account--How to Buy Shares" in the Funds' Prospectus.

  For a description of how a shareholder may have a Fund redeem his/her shares, or how he/she may sell shares, see "About Your Account- - How to Redeem Shares" in the Funds' Prospectus.

  RIGHTS OF ACCUMULATION. Each Fund offers to all qualifying investors Rights of Accumulation under which investors are permitted to purchase Class A shares of any Funds of the Company at the price applicable to the total of
(a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any Funds of the Company and the current account value of the Director variable annuity or variable life contracts issued by affiliates of The Hartford. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. A family member is a spouse, parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases. The Transfer Agent must be notified by you or your broker each time a qualifying purchase is made.


  LETTER OF INTENT. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (LOI). Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of the Company owned by the shareholder. Such value is determined based on the public offering price on the date of the LOI. During the term of an LOI, Boston Financial Data Services, Inc. ("BFDS"), the Company's transfer agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. An LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to BFDS an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by BFDS pay such difference in sales charge, BFDS will redeem an appropriate number of escrowed shares in order to realize such difference. The Letter of Intent may be backdated up to 90 days. Additional information about the terms of the Letter of Intent are available from your registered representative or from BFDS at 1-888-843-7824.

  SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals only from Class A shares and Money Market Fund shares not subject to a CDSC (except as noted below) of a Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000. Periodic checks of $50 or more will be sent to the applicant, or any person designated by him, monthly or quarterly. SWP's for Class B shares of a Fund and Money Market Fund shares subject to a CDSC are permitted only for redemptions limited to no more than 12% of the original value of the account per year.

  Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

  SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

  The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed. The fees of the Fund for maintaining SWPs are paid by the Fund.

  Special Redemptions. Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Directors. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 of 1% of the net asset value of the applicable Fund during any 90 day period for any one account.

                         SUSPENSION OF REDEMPTIONS

  A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the Securities and Exchange Commission may permit for the protection of investors.

                            INVESTMENT PERFORMANCE

MONEY MARKET FUND

  In accordance with regulations prescribed by the SEC, the Company is required to compute the Money Market Fund's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share of the Money Market Fund at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis.

  The SEC also permits the Company to disclose the effective yield of the Money Market Fund for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

  For the seven-day period ending December 31, 1996, the Money Market Fund's annualized yield for Class A and Class Y shares was 4.48% and 5.23% respectively. For the same period, the effective yield for Class A and Class Y shares was 4.58% and 5.27% respectively.

  The yield on amounts held in the Money Market Fund normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Fund's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund, and its operating expenses.

OTHER FUNDS

  STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS. Average annual total return quotations for Class A, Class B and Class Y shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                P(1+T)n = ERV

Where:  P  =  a hypothetical initial payment of $1,000, less the maximum sales load applicable to a Fund
        T  =  average annual total return
        n  =  number of years
      ERV = ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

The computation above assumes that all dividends and distributions made by a Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

  One of the primary methods used to measure performance is "total return." "Total return" will normally represent the percentage change in value of a class of a Fund, or of a hypothetical investment in a class of a Fund, over any period up to the lifetime of the class. Unless otherwise indicated, total return calculations will assume the deduction of the maximum sales charge and usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return calculations that do not reflect the reduction of sales charges will be higher than those that do reflect such charges.

  Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the mean account size of a class of the Fund.

  Each Fund's average annual total return quotations and yield quotations as they may appear in the Prospectus, this SAI or in advertising are calculated by standard methods prescribed by the SEC.

  The charts below set forth certain performance information for the Class A, Class B and Class Y shares of each Fund, adjusted to reflect the maximum sales charge and the account fees of each Class. Past performance is no guarantee and is not necessarily indicative of future performance of the shares. The actual annual returns for the shares may vary significantly from the past and future performance. Investment returns and the value of the shares will fluctuate in response to market and economic conditions as well as other factors and shares, when redeemed, may be worth more or less than their original cost. Total returns are based on capital changes plus reinvestment of all distributions for the time periods noted in the charts below. Total return of the shares would have been lower without the expense limitation effected by HIFSCO.

VALUE OF A $1,000 INVESTMENT IN THE CLASS A, CLASS B AND CLASS Y SHARES OF THE SMALL COMPANY FUND:

            INVESTMENT PERIOD  INVESTMENT DATE  TOTAL RETURN    TOTAL RETURN
            LIFE OF ACCOUNT TO                                      NOT
                  12/31/96         7/22/96*    NOT ANNUALIZED    ANNUALIZED
                                                 (EXCLUDING      (INCLUDING
                                                SALES CHARGE)   SALES CHARGE)
Class A Shares                                     14.11%            7.83%
Class B Shares                                     13.81%            8.81%
Class Y Shares                                     14.41%           14.41%
  *Date of Inception


VALUE OF A $1,000 INVESTMENT IN THE CLASS A, CLASS B AND CLASS Y SHARES OF THE CAPITAL APPRECIATION FUND:

            INVESTMENT PERIOD  INVESTMENT DATE  TOTAL RETURN    TOTAL RETURN
            LIFE OF ACCOUNT TO                                      NOT
                  12/31/96         7/22/96*    NOT ANNUALIZED    ANNUALIZED
                                                 (EXCLUDING      (INCLUDING
                                                SALES CHARGE)   SALES CHARGE)
Class A Shares                                      37.75%           30.17%
Class B Shares                                      37.35%           32.35%
Class Y Shares                                      37.95%           37.95%
  *Date of Inception


VALUE OF A $1,000 INVESTMENT IN THE CLASS A, CLASS B AND CLASS Y SHARES OF THE INTERNATIONAL OPPORTUNITIES FUND:

            INVESTMENT PERIOD  INVESTMENT DATE  TOTAL RETURN    TOTAL RETURN
            LIFE OF ACCOUNT TO                                      NOT
                  12/31/96         7/22/96*    NOT ANNUALIZED    ANNUALIZED
                                                 (EXCLUDING      (INCLUDING
                                                SALES CHARGE)   SALES CHARGE)
Class A Shares                                       8.14%           2.20%
Class B Shares                                       7.86%           2.86%
Class Y Shares                                       8.36%           8.36%
  *Date of Inception

VALUE OF A $1,000 INVESTMENT IN THE CLASS A, CLASS B AND CLASS Y SHARES OF THE STOCK FUND:

            INVESTMENT PERIOD  INVESTMENT DATE  TOTAL RETURN    TOTAL RETURN
            LIFE OF ACCOUNT TO                                      NOT
                  12/31/96         7/22/96*    NOT ANNUALIZED    ANNUALIZED
                                                 (EXCLUDING      (INCLUDING
                                                SALES CHARGE)   SALES CHARGE)
Class A Shares                                      15.50%           9.15%
Class B Shares                                      15.20%          10.20%
Class Y Shares                                      15.80%          15.80%
  *Date of Inception


VALUE OF A $1,000 INVESTMENT IN THE CLASS A, CLASS B AND CLASS Y SHARES OF THE DIVIDEND AND GROWTH FUND:

            INVESTMENT PERIOD  INVESTMENT DATE  TOTAL RETURN    TOTAL RETURN
            LIFE OF ACCOUNT TO                                      NOT
                  12/31/96         7/22/96*    NOT ANNUALIZED    ANNUALIZED
                                                 (EXCLUDING      (INCLUDING
                                                SALES CHARGE)   SALES CHARGE)
Class A Shares                                      15.29%           8.95%
Class B Shares                                      14.82%           9.82%
Class Y Shares                                      15.49%          15.49%
  *Date of Inception


VALUE OF A $1,000 INVESTMENT IN THE CLASS A, CLASS B AND CLASS Y SHARES OF THE ADVISERS FUND:

            INVESTMENT PERIOD  INVESTMENT DATE  TOTAL RETURN    TOTAL RETURN
            LIFE OF ACCOUNT TO                                      NOT
                  12/31/96         7/22/96*    NOT ANNUALIZED    ANNUALIZED
                                                 (EXCLUDING      (INCLUDING
                                                SALES CHARGE)   SALES CHARGE)
Class A Shares                                      11.56%           5.43%
Class B Shares                                      11.28%           6.28%
Class Y Shares                                      11.88%          11.88%
  *Date of Inception

VALUE OF A $1,000 INVESTMENT IN THE CLASS A, CLASS B AND CLASS Y SHARES OF THE BOND INCOME STRATEGY FUND:

            INVESTMENT PERIOD  INVESTMENT DATE  TOTAL RETURN    TOTAL RETURN
            LIFE OF ACCOUNT TO                                      NOT
                  12/31/96         7/22/96*    NOT ANNUALIZED    ANNUALIZED
                                                 (EXCLUDING      (INCLUDING
                                                SALES CHARGE)   SALES CHARGE)
Class A Shares                                       5.73%             .97%
Class B Shares                                       5.38%             .38%
Class Y Shares                                       5.95%            5.95%
  *Date of Inception


VALUE OF A $1,000 INVESTMENT IN THE CLASS A AND CLASS Y SHARES OF THE MONEY MARKET FUND:

            INVESTMENT PERIOD  INVESTMENT DATE  TOTAL RETURN    TOTAL RETURN
            LIFE OF ACCOUNT TO                                      NOT
                  12/31/96         7/22/96*    NOT ANNUALIZED    ANNUALIZED
                                                 (EXCLUDING      (INCLUDING
                                                SALES CHARGE)   SALES CHARGE)
Class A Shares                                        2.01%          2.01%
Class B Shares                                         N/A            N/A
Class Y Shares                                        2.34%          2.34%
  *Date of Inception


   Each Fund may also publish its distribution rate and/or its effective distribution rate. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Fund based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Fund's last monthly distribution. A Fund's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short- term capital gain actually earned by the Fund during the month (see "Dividends, Capital Gains and Taxes" in the Funds' Prospectus).

   Other data that may be advertised or published about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

   STANDARDIZED YIELD QUOTATIONS. The yield of a class is computed by dividing the class's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:


                          2 { { ((a-b) / cd) + 1}6 - 1 }

Where:    a    =    net investment income earned during the period attributable to the subject class
          b     =   net expenses accrued for the period attributable to the
                    subject class
          c    =    the average daily number of shares of the subject class
                    outstanding during the period that were entitled to  receive dividends
          d    =    the maximum offering price per share of the subject

Net investment income will be determined in accordance with rules established by the SEC. The price per share of Class A shares will include the maximum sales charge imposed on purchases of Class A shares which decreases with the amount of shares purchased.


     For the thirty-day period ended December 31, 1996, the Bond Income Strategy Fund's 30-day yield for Class A, Class B and Class Y was 5.27%, 4.83% and 5.96%, respectively.


   NON-STANDARDIZED PERFORMANCE.   In addition, in order to more completely
represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

   GENERAL INFORMATION. From time to time, the Funds may advertise their performance compared to similar funds using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

The Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. Stock Market.

The Standard and Poor's Small Cap 600 index is designed to represent price movements in the small cap U.S. equity market. It contains companies chosen by the Standard & Poors Index Committee for their size, industry characteristics, and liquidity. None of the companies in the S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap Index). The S&P 600 is weighted by market capitalization. REITs are not eligible for inclusion.

The NASDAQ Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks.

The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

The Russell 2000 Index represents the bottom two thirds of the largest 3000 publicly traded companies domiciled in the U.S. Russell uses total market capitalization to sort its universe to determine the companies that are included in the Index. Only common stocks are included in the Index. REITs are eligible for inclusion.

The Russell 2500 Index is a market value-weighted, unmanaged index showing total
return (i.e., principal changes with income) in the aggregate   market value of
2,500 stocks of publicly traded companies domiciled in the   United States.  The
Index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market.

The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The EAFE Index is typically shown weighted by the market capitalization. However, EAFE is also available weighted by Gross Domestic Product (GDP). These weights are modified on July 1st of each year to reflect the prior year's GDP. Indices with dividends reinvested constitute an estimate of total return arrived at by reinvesting one twelfth of the month end yield at every month end. The series with net dividends reinvested take into account those dividends net of withholding taxes retained at the source of payment.

The Lehman Brothers High Yield BB Index is a measure of the market value of public debt issues with a minimum par value of $100 million and rated Ba1-Ba3 by Moody's. All bonds within the index are U.S. dollar denominated, non-convertible and have at least one year remaining to maturity.

   In addition, from time to time in reports and promotions: (1) a Fund's performance may be compared to other groups of mutual funds tracked by: (a) Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets;
(b) Morningstar, Inc., another widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; or (c) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund; (3) other statistics such as GNP, and net import and export figures derived form governmental publications, e.g., The Survey of Current Business or other independent parties, e.g., the Investment Company Institute, may be used to illustrate investment attributes to the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance;
(5) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (6) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

   Each Fund's investment performance may be advertised in various financial publications, newspapers, magazines including the following:

Across the Board
Advertising age
Adviser's Magazine
Adweek
agent
American Banker
American agent and Broker
Associated Press
Barron's
Best's Review
Bloomberg
Broker World
Business Week
Business Wire
Business News Features
Business Month
Business Marketing
Business Daily
Business Insurance
California Broker
Changing Times
Consumer Reports
Consumer Digest
Crain's
Dow Jones News Service
Economist
Entrepreneur
Entrepreneurial Woman
Financial Services Week
Financial World

Financial Planning
Financial Times
Forbes
Fortune
Hartford Courant
Inc
Independent Business
Institutional Investor
Insurance Forum
Insurance Advocate Independent
Insurance Review Investor's
Insurance Times
Insurance Week
Insurance Product News
Insurance Sales
Investment Dealers Digest
Investment Advisor
Journal of Commerce
Journal of Accountancy
Journal of the American Society
  of CLU & ChFC
Kiplinger's Personal Finance
Knight-Ridder
Life Association News
Life Insurance Selling
Life Times
LIMrA's MarketFacts
Lipper Analytical Services, Inc.
MarketFacts
Medical Economics
Money
Morningstar, Inc.
Nation's Business
National Underwriter
New Choices (formerly 50 Plus)
New England Business
New York Times
Pension World
Pensions & Investments
Professional Insurance agents
Professional agent
Registered Representative
Reuter's
Rough Notes

Round the Table
Service
Success
The Standard
The Boston Globe
The Washington Post
Tillinghast
Time
U.S. News & World Report
U.S. Banker
United Press International
USA Today
Value Line
Wall Street Journal
Wiesenberger Investment
Working Woman

   From time to time the Company may publish the sales of shares of one or more of the Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.

                                      TAXES

   Each Fund is treated as a separate entity for accounting and tax purposes. Each Fund has qualified and elected or intends to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to federal income tax on taxable income (including net short-term and long-term capital gains) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code.

   Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

   If a Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that is permitted to acquire stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

   Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain is limited under the Code to less than 30% of its annual gross income, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

   Some Funds may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Funds anticipate that they generally will not qualify to pass such foreign taxes and any associated tax deductions or credits through to their shareholders, who therefore generally will not report such amounts on their own tax returns.

   For Federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the applicable Fund and would not be distributed as such to shareholders.

   Each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in income currently) must accrue income on such investments prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

   Investment in debt obligations that are at risk of or in default presents special tax issues for any Fund that may hold such obligations. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that may hold such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to federal income or excise tax.

   Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's ability to enter into futures, options, and forward transactions.

   Certain options, futures and forward foreign currency transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income. Certain of the applicable tax rules may be modified if a Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

   The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

   Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described in the Funds' prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

   At the time of an investor's purchase of shares of a Fund (other than Money Market Fund), a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

   Upon a redemption of shares of a Fund, other than Money Market Fund, (including by exercise of the exchange privilege) a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. A sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange will be disallowed to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to an election to reinvest dividends or capital gain distributions automatically. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

   For purposes of the dividends received deduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the applicable Fund in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

   Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to shareholder accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

   The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

   Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in any Fund.

   STATE AND LOCAL. Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have different tax consequences for shareholders than would direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                                    CUSTODIAN

   Portfolio securities of each Fund are held pursuant to a Custodian Agreement between the Company and State Street Bank and Trust Company.

                             TRANSFER AGENT SERVICES

   Boston Financial Data Services, Two Heritage Drive, Quincy, MA 0217, is the transfer agent for each Fund.


                        INDEPENDENT PUBLIC ACCOUNTANTS


   The financial statements as of December 31, 1996, included in this registration statement, have been audited by Arthur Andersen LLP, independent public accountants, as stated in their report appearing herein.


                                OTHER INFORMATION

     The Hartford has granted the Company the right to use the name, "The Hartford" or "Hartford", and has reserved the right to withdraw its consent to the use of such name by the

Company and the Funds at any time, or to grant the use of such name to any other company.

                              FINANCIAL STATEMENTS


   The Company's and each Fund's financial statements as of December 31, 1996, together with the notes thereto, are included in this SAI.

                                    APPENDIX

   The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

RATING OF BONDS

   MOODY'S INVESTORS SERVICE, Inc. ("MOODY'S")

   Aaa - Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

   A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

   STANDARD AND POOR'S CORPORATION ("STANDARD & POOR'S")

   AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

   AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

   A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the considerable investment strength but are not entirely free from adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

   BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

   BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

   Purchases of corporate debt securities used for short-term investment, generally called commercial paper, will be limited to the top two grades of Moody's, Standard & Poor's, Duff & Phelps, Fitch Investor Services and Thomson Bank Watch or other NRSROs (nationally recognized statistical rating organizations) rating services and will be an eligible security under Rule 2a-7.

   MOODY'S

   Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

   -  Leading market positions in well-established industries.

   -  High rates of return on funds employed.

   - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

   - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

   - Well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

   Issuers rated Not Prime do not fall within any of the Prime rating categories.

   STANDARD & POOR'S

   The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

   -  Liquidity ratios are adequate to meet cash requirements.

   Liquidity ratios are basically as follows, broken down by the type of issuer:

     Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

     Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

     Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

     - The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

     - The issuer has access to at least two additional channels of borrowing.

     - Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

     - Typically, the issuer's industry is well established and the issuer has a strong position within its industry.

     -  The reliability and quality of management are unquestioned.

--------------------------------------------------------------------------------
 ITT HARTFORD MONEY MARKET FUND
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

  PRINCIPAL                                            MARKET
   AMOUNT                                              VALUE
 -----------                                       --------------
 COMMERCIAL PAPER -- 85.8%
              Abbey National North America
 $   300,000    5.32% due 03/11/97...............  $      296,941
              American Home Products Corp.
     300,000    5.33% due 01/24/97...............         298,978
              Aristar, Inc.
     300,000    5.42% due 02/07/97...............         298,329
              AT&T Corp.
     300,000    5.35% due 03/03/97...............         297,280
              Bankers Trust Corp.
     300,000    5.29% due 05/30/97...............         293,432
              BFCE U.S. Finance Corp.
     300,000    5.36% due 01/07/97...............         299,732
              Bradford & Bingley Building Society
     300,000    5.32% due 04/14/97...............         295,434
              Countrywide Home Loan
     300,000    5.44% due 01/13/97...............         299,456
              Daimler Benz N.A. Corp.
     300,000    5.36% due 02/18/97...............         297,856
              Eksportfinans A/S
     300,000    5.32% due 03/24/97...............         296,365
              Electronic Data Systems Corp.
     300,000    5.43% due 03/21/97...............         296,425
              Finova Capital Corp.
     300,000    5.38% due 02/07/97...............         298,341
              Ford Motor Credit Corp.
     300,000    5.33% due 02/18/97...............         297,868
              General Electric Capital Corp.
     300,000    5.33% due 01/17/97...............         299,289
              Goldman Sachs Group Limited
              Partnership
     300,000    5.31% due 03/03/97...............         297,301
              Johnson Controls, Inc.
     300,000    5.37% due 01/23/97...............         299,015
              MCI Communications
     300,000    5.30% due 02/20/97...............         297,792
              Merrill Lynch & Co., Inc.
     300,000    5.44% due 01/21/97...............         299,093
              National Fuel Gas
     300,000    5.38% due 01/06/97...............         299,776
              National Rural Utilities
     300,000    5.45% due 03/05/97...............         297,139
              Nationwide Building Society
     300,000    5.63% due 02/27/97...............         297,326
              New York Times Co.
     300,000    5.33% due 01/21/97...............         299,112
              Nordbanken North America
     300,000    5.38% due 02/28/97...............         297,400
              NYNEX Corp.
     300,000    5.43% due 03/18/97...............         296,561
              Pacific Dunlop Ltd.
     300,000    5.50% due 01/03/97...............         299,908
              Sanwa Business Credit Corp.
     300,000    5.40% due 01/15/97...............         299,370
              Sears Roebuck Acceptance Corp.
     300,000    5.32% due 03/19/97...............         296,586
              Sharp Electronics Corp.
     300,000    5.27% due 03/21/97...............         296,531

  PRINCIPAL                                            MARKET
   AMOUNT                                              VALUE
 -----------                                       --------------
              Svenska Handelsbanken, Inc.
 $   300,000    5.42% due 03/24/97...............  $      296,296
              Tambrands, Inc.
     300,000    5.52% due 02/11/97...............         298,114
              Westpac Capital Corp.
     300,000    5.60% due 02/18/97...............         297,760
                                                   --------------
              Total commercial paper.............  $    9,230,806
                                                   --------------
                                                   --------------
 NON-CONVERTIBLE CORPORATE NOTES -- 5.6%
              General Motor Acceptance Corp.
     300,000    5.72% due 04/11/97...............  $      300,166
              Wells Fargo
     300,000    5.59% due 09/05/97...............         300,157
                                                   --------------
              Total non-convertible corporate
                notes............................  $      600,323
                                                   --------------
                                                   --------------
 REPURCHASE AGREEMENT -- 8.6%
     922,000  Interest in $108,163,000 joint
                repurchase agreement dated
                12/31/96 with State Street Bank
                6.70% due 01/02/97; maturity
                amount $922,343 (Collateralized
                by $53,860,000 U.S. Treasury Note
                7.5% due 02/15/05 and $54,303,000
                U.S. Treasury Note 8.875% due
                08/15/17)........................  $      922,000
                                                   --------------
                                                   --------------

DIVERSIFICATION OF ASSETS:
Total commercial paper (cost $9,230,806).....   85.8 %  $  9,230,806
Total non-convertible corporate notes (cost
  $600,323)..................................    5.6         600,323
Total repurchase agreement (cost $922,000)...    8.6         922,000
                                               ------   ------------
Total investment in securities
  (Identified cost $10,753,129)..............  100.0    $ 10,753,129
Excess of cash, receivables and other assets
  over liabilities...........................    0.0             772
                                               ------   ------------
Net assets (applicable to $1.00 per share
  based on 10,753,901 shares outstanding)....  100.0 %  $ 10,753,901
                                               ------   ------------
                                               ------   ------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $.001 per share; authorized
  800,000,000 shares; outstanding 10,753,901
  shares.............................................   $     10,754
Paid in surplus......................................     10,743,147
                                                        ------------
Total net assets.....................................   $ 10,753,901
                                                        ------------
                                                        ------------
Class A
  Shares of beneficial interest outstanding, $.001
  par value; 800,000,000 authorized (Net assets
  $10,753,621).......................................     10,753,621
                                                        ------------
                                                        ------------
  Net asset value and offering price per
   share.....................................  $ 1.00
                                                      -----
                                                      -----
Class Y
  Shares of beneficial interest outstanding,
  $.001 par value; 800,000,000 authorized
  (Net assets $280)..........................           280
                                                      -----
                                                      -----
  Net asset value and offering price per
    share....................................  $       1.00
                                                      -----
                                                      -----

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

--------------------------------------------------------------------------------
 ITT HARTFORD BOND INCOME STRATEGY FUND
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

  PRINCIPAL                                      MARKET
   AMOUNT                                         VALUE
 -----------                                  -------------
 U.S. TREAURIES & FEDERAL AGENCIES -- 41.5%
              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION -- 17.0%
              Pass-Throughs
 $ 1,954,266    6.00% due 05/01/11 -
                07/01/11....................  $   1,879,150
                                              -------------
              U.S. TREASURY BONDS -- 5.3%
     150,000     6.00% due 02/15/26.........        136,453
     108,000     6.75% due 08/15/26.........        108,743
     185,000    6.875% due 08/15/25.........        188,527
      50,000    8.125% due 08/15/19.........         57,781
      80,000     8.75% due 05/15/17.........         97,550
                                              -------------
                                                    589,054
                                              -------------
              U.S. TREASURY NOTES -- 19.2%
     500,000     5.00% due 01/31/98.........        495,000
     250,000    5.875% due 10/31/98.........        249,688
     500,000     6.25% due 06/30/98.........        502,344
      50,000    6.875% due 05/15/06.........         51,547
     400,000    6.875% due 08/31/99.........        408,250
     100,000     7.00% due 07/15/06.........        103,906
     300,000     7.50% due 10/31/99.........        311,156
                                              -------------
                                                  2,121,891
                                              -------------
              Total U.S. treasuries &
                Federal agencies............  $   4,590,095
                                              -------------
                                              -------------
 CORPORATE BONDS -- 37.7%
              CABLE -- 2.7%
              Lenfest Communications, Inc.
     100,000    8.38% due 11/01/05..........  $      96,625
              Rogers Cablesystems of America
     100,000    10.00% due 12/01/07.........        105,500
              Tele-Communications, Inc.
     100,000    9.25% due 01/15/23..........         96,386
                                              -------------
                                                    298,511
                                              -------------
              CELLULAR COMMUNICATIONS --
              0.9%
              Rogers Cantel, Inc.
     100,000    9.38% due 06/01/08..........        104,750
                                              -------------
              CONSUMER SERVICES -- 1.0%
              ADT Operations
     100,000    9.25% due 08/01/03..........        106,625
                                              -------------
              ENERGY & SERVICES -- 0.9%
              Cal Energy Co.
     100,000    9.50% due 09/15/06..........        103,250
                                              -------------
              FINANCIAL SERVICES -- 12.4%
              American Reinsurance*
     100,000    7.45% due 12/15/26..........         99,599
              Citicorp
     250,000    7.13% due 05/15/06..........        251,231
              First Nationwide*
     100,000    10.63% due 10/01/03.........        108,000
              Ford Motor Credit Co.
     250,000    6.13% due 01/09/06..........        233,939
              Lehman Brothers, Inc.
     175,000    7.36% due 12/15/03..........        176,972
              Massachusetts Mutual Life
              Insurance Co.
     250,000    7.63% due 11/15/23..........        250,190
              Phoenix Home Life Insurance
              Co.
     250,000    6.95% due 12/01/06..........        246,222
                                              -------------
                                                  1,366,153
                                              -------------

  PRINCIPAL                                      MARKET
   AMOUNT                                         VALUE
 -----------                                  -------------
              GAMING -- 2.7%
              Grand Casinos
 $   200,000    10.13% due 12/01/03.........  $     202,000
              Trump Atlantic
     100,000    11.25% due 05/01/06.........         99,000
                                              -------------
                                                    301,000
                                              -------------
              INDUSTRIAL -- 4.7%
              Buckeye Cellulos
     100,000    8.50% due 12/15/05..........        100,250
              Freeport-McMoran, Inc.
     100,000    8.75% due 02/15/04..........        103,903
              Newport News*
     100,000    8.63% due 12/01/06..........        102,250
              Owens-Illinois, Inc.
     100,000    11.00% due 12/01/03.........        111,500
              U.S. Home Corp.
     100,000    7.95% due 03/01/01..........         97,616
                                              -------------
                                                    515,519
                                              -------------
              MEDIA & SERVICES -- 1.8%
              Turner Broadcasting Senior
              Note
     100,000    7.40% due 02/01/04..........         99,501
              Viacom, Inc.
     100,000    6.75% due 01/15/03..........         95,716
                                              -------------
                                                    195,217
                                              -------------
              RETAIL -- 2.8%
              K Mart Corp.
     100,000    7.84% due 01/02/02..........         93,442
              K Mart Corp.
     125,000    7.95% due 02/01/23..........        102,500
              Stop and Shop Companies, Inc.
     100,000    9.75% due 02/01/02..........        111,603
                                              -------------
                                                    307,545
                                              -------------
              TECHNOLOGY -- 0.8%
              Digital Equipment Corp.
     100,000    7.75% due 04/01/23..........         87,563
                                              -------------
              TRANSPORTATION -- 0.9%
              Continental Airlines*
     100,000    9.50% due 12/15/01..........        101,375
                                              -------------
              UTILITIES -- 6.1%
              El Paso Electric Co.
     100,000    8.90% due 02/01/06..........        105,500
              Niagara Mohawk First Mortgage
     100,000    7.75% due 05/15/06..........         93,582
              Pacific Gas and Electric Co.
     250,000    7.25% due 03/01/26..........        240,937
              Public Service Electric & Gas,
              MBIA-Insured
     250,000    6.75% due 01/01/16..........        235,492
                                              -------------
                                                    675,511
                                              -------------
              Total corporate bonds.........  $   4,163,019
                                              -------------
                                              -------------
 FOREIGN/YANKEE BONDS & NOTES -- 11.2%
              Abbey-Global
     250,000    6.69% due 10/17/05..........  $     248,072
              Societe Generale
     250,000    9.88% due 07/15/03..........        287,200
              Southern Investments UK PLC
     250,000    6.80% due 12/01/06..........        244,707

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

  PRINCIPAL                                      MARKET
   AMOUNT                                         VALUE
 -----------                                  -------------
 FOREIGN/YANKEE BONDS & NOTES -- (CONTINUED)
              Banco Nacional Com Ext
 $   125,000    7.25% due 02/02/04..........  $     111,688
              KFW International Finance,
              Inc.
     250,000    7.00% due 03/01/13..........        249,729
              Quebec Province
     100,000    7.13% due 02/09/24..........         95,504
                                              -------------
              Total foreign/yankee bonds &
                notes.......................  $   1,236,900
                                              -------------
                                              -------------
 SUPRANATIONALS -- 4.4%
              Interamerican Development Bank
     450,000    8.50% due 05/01/01..........  $     486,054
                                              -------------
                                              -------------
 ENHANCED EQUIPMENT TRUST CERTIFICATES -- 1.0%
              Norwest Airlines Corp. Trust
      95,077    11.30% due 06/21/14.........  $     115,741
                                              -------------
                                              -------------
 SHORT-TERM SECURITIES -- 1.5%
              COMMERCIAL PAPER -- 0.9%
              Houston Lighting & Power
     100,000    6.00% due 01/03/97..........  $      99,967
                                              -------------
              REPURCHASE AGREEMENT -- 0.6%
      69,000  Interest in $108,163,000 joint
                repurchase agreement dated
                12/31/96 with State Street
                Bank 6.70% due 01/02/97;
                maturity amount $69,026
                (Collaterlized by
                $53,860,000 U.S. Treasury
                Note 7.5% due 02/15/05 and
                $54,303,000 U.S. Treasury
                Note 8.875% due 08/15/17)...         69,000
                                              -------------
              Total short-term securities...  $     168,967
                                              -------------
                                              -------------

                                                           MARKET
                                                           VALUE
                                                        ------------
DIVERSIFICATION OF ASSETS:
Total U.S. treasuries & Federal agencies
  (cost $4,528,776)..........................   41.5%   $  4,590,095
Total corporate bonds (cost $4,084,597)......   37.7       4,163,019
Total foreign/yankee bonds & notes (cost
  $1,223,381)................................   11.2       1,236,900
Total supranationals (cost $478,556).........    4.4         486,054
Total enhanced equipment trust certificates
  (cost $117,223)............................    1.0         115,741
Total short-term securities (cost
  $168,967)..................................    1.5         168,967
                                               ------   ------------
Total investment in securities
  (Identified cost $10,601,500)..............   97.3      10,760,776
Excess of cash, receivables and other assets
  over liabilities...........................    2.7         293,358
                                               ------   ------------
Net assets...................................  100.0%   $ 11,054,134
                                               ------   ------------
                                               ------   ------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $.001 per share; authorized
  300,000,000 shares; outstanding 1,076,989 shares...   $      1,077
Paid in surplus......................................     10,786,181
Accumulated undistributed net investment income......         10,290
Accumulated undistributed net realized gain on
  investments........................................         97,310
Unrealized appreciation of investments...............        159,276
                                                        ------------
Net assets at value..................................   $ 11,054,134
                                                        ------------
                                                        ------------
Class A
  Net asset value per share ($10,925,338
   DIVIDED BY 1,064,430 shares
  outstanding)...............................  $      10.26
                                                     ------
                                                     ------
  Maximum offering price per share ($10.26
   DIVIDED BY 95.5%).........................  $      10.74
                                                     ------
                                                     ------
Class B
  Net asset value per share ($123,606
   DIVIDED BY 12,054 shares outstanding).....  $      10.25
                                                     ------
                                                     ------
Class Y
  Net asset value per share ($5,190
   DIVIDED BY 505 shares outstanding)........  $      10.27
                                                     ------
                                                     ------

* Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

--------------------------------------------------------------------------------
 ITT HARTFORD ADVISERS FUND
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

                                              MARKET
  SHARES                                      VALUE
 --------                                  ------------
 COMMON STOCKS -- 59.8%
           AEROSPACE & DEFENSE -- 2.3%
    2,200  Boeing Co.....................  $    234,025
    2,000  United Technologies Corp......       132,000
                                           ------------
                                                366,025
                                           ------------
           BUSINESS SERVICES -- 0.5%
    1,300  Fluor Corp....................        81,575
                                           ------------
           COMMUNICATIONS EQUIPMENT --
           1.0%
   *1,000  Cisco Systems, Inc............        63,625
    1,000  General Motors Corp. Class
             H...........................        56,250
      777  Lucent Technologies, Inc......        35,936
                                           ------------
                                                155,811
                                           ------------
           COMPUTERS & OFFICE
           EQUIPMENT -- 2.9%
   *3,200  Adaptec, Inc..................       128,000
    1,200  International Business
             Machines Corp...............       181,200
    3,000  Xerox Corp....................       157,875
                                           ------------
                                                467,075
                                           ------------
           CONSUMER DURABLES -- 0.6%
    2,000  Goodyear Tire & Rubber Co.....       102,750
                                           ------------
           CONSUMER NON-DURABLES -- 3.3%
      800  Colgate Palmolive Co..........        73,800
      800  Gillette Co...................        62,200
    1,000  Kimberly-Clark Corp...........        95,250
    1,600  NIKE, Inc. Class B............        95,600
    1,900  Proctor & Gamble Co...........       204,250
                                           ------------
                                                531,100
                                           ------------
           CONSUMER SERVICES -- 2.0%
    5,000  McDonalds Corp................       226,250
   *4,000  Mirage Resorts, Inc...........        86,500
                                           ------------
                                                312,750
                                           ------------
           ELECTRONICS -- 3.4%
    3,800  General Electric Co...........       375,725
    1,200  Intel Corp....................       157,125
                                           ------------
                                                532,850
                                           ------------
           ENERGY & SERVICES -- 5.9%
    1,800  Amoco Corp....................       144,900
    1,500  Chevron Corp..................        97,500
    2,000  Exxon Corp....................       196,000
    1,200  Royal Dutch Petroleum Co......       204,900
    1,100  Schlumberger Ltd..............       109,862
    3,016  Union Pacific Resources Group,
             Inc.........................        88,218
    2,200  Unocal Corp...................        89,375
                                           ------------
                                                930,755
                                           ------------
           FINANCIAL SERVICES -- 10.6%
    2,000  Ace Ltd.......................       120,250
    2,600  Allstate Corp.................       150,475
    2,900  American Express Co...........       163,850
    1,000  American International Group,
             Inc.........................       108,250
    2,200  Associates First Capital
             Corp........................        97,075
    2,400  Citicorp......................       247,200
    1,600  First Bank System, Inc........       109,200
      800  Marsh & McLennan..............        83,200
    2,000  Merrill Lynch & Co., Inc......       163,000
    1,500  NationsBank Corp..............       146,625

                                              MARKET
  SHARES                                      VALUE
 --------                                  ------------
           FINANCIAL SERVICES --
           (CONTINUED)
    1,600  State Street Boston Corp......  $    103,200
    4,100  Travelers Group, Inc. (The)...       186,038
                                           ------------
                                              1,678,363
                                           ------------
           FOOD, BEVERAGE & TOBACCO --
           1.4%
    1,600  Kellogg Co....................       105,000
    3,000  Sara Lee Corp.................       111,750
                                           ------------
                                                216,750
                                           ------------
           HEALTH CARE -- 9.1%
    2,600  Abbott Laboratories...........       131,950
    2,200  American Home Products
             Corp........................       128,975
    1,000  Bristol-Myers Squibb Co.......       108,750
    2,000  Columbia/HCA Healthcare
             Corp........................        81,500
    3,000  Johnson & Johnson.............       149,250
    2,100  Merck & Co., Inc..............       166,425
    1,100  Pfizer, Inc...................        91,162
    2,200  Pharmacia & Upjohn, Inc.......        87,175
    1,700  SmithKline Beecham PLC ADR....       115,600
    2,000  Tenet Healthcare, Corp........        43,750
    2,000  United HealthCare Corp........        90,000
   *2,500  Vencor, Inc...................        79,063
    2,200  Warner-Lambert Co.............       165,000
                                           ------------
                                              1,438,600
                                           ------------
           INDUSTRIAL MATERIALS -- 3.6%
    1,400  Aluminum Company of America...        89,250
    1,600  Crown Cork and Seal, Inc......        87,000
    1,600  Dow Chemical Co...............       125,400
      800  du Pont (E.I.) de Nemours &
             Co..........................        75,500
    1,000  International Paper Co........        40,375
    2,300  Phelps Dodge Corp.............       155,250
                                           ------------
                                                572,775
                                           ------------
           MANUFACTURING -- 1.1%
    1,200  Caterpillar, Inc..............        90,300
    1,000  Minnesota Mining &
             Manufacturing Co............        82,875
                                           ------------
                                                173,175
                                           ------------
           MEDIA & SERVICES -- 2.6%
    2,500  Gannett Co., Inc..............       187,188
    4,400  Gaylord Entertainment Class
             A...........................       100,650
    3,800  Viacom, Inc. Class B..........       132,525
                                           ------------
                                                420,363
                                           ------------
           RETAIL -- 3.5%
    2,000  Home Depot, Inc. (The)........       100,250
   *2,800  Saks Holding, Inc.............        75,600
    2,100  Sears, Roebuck & Co...........        96,862
   *3,000  Toys "R" Us, Inc..............        90,000
    8,800  Wal-Mart Stores, Inc..........       201,300
                                           ------------
                                                564,012
                                           ------------
           SOFTWARE & SERVICES -- 3.3%
    1,400  Computer Sciences Corp........       114,975
    2,200  Electronic Data Systems
             Corp........................        95,150
    2,800  First Data Corp...............       102,200
   *2,000  Microsoft Corp................       165,250
   *1,200  Oracle Systems Corp...........        50,100
                                           ------------
                                                527,675
                                           ------------
           TRANSPORTATION -- 1.4%
    5,800  Southwest Airlines Co.........       128,325

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                              MARKET
  SHARES                                      VALUE
 --------                                  ------------
 COMMON STOCKS -- (CONTINUED)
           TRANSPORTATION -- (CONTINUED)
    1,600  Union Pacific Corp............  $     96,200
                                           ------------
                                                224,525
                                           ------------
           UTILITIES -- 1.3%
    2,900  SBC Communications, Inc.......       150,075
    1,300  Texas Utilities Co............        52,975
                                           ------------
                                                203,050
                                           ------------
           Total common stocks...........  $  9,499,979
                                           ------------
                                           ------------
 PRINCIPAL
  AMOUNT
 --------
 U.S. TREASURIES & FEDERAL AGENCIES -- 32.6%
           FEDERAL HOME LOAN MORTGAGE
           CORPORATION -- 1.4%
 $236,659    6.50% due 5/01/26...........  $    226,232
                                           ------------
           GOVERNMENT NATIONAL MORTGAGE
           ASSOCIATION -- 1.4%
  226,808    6.50% due 04/15/26..........       216,390
                                           ------------
           U.S. TREASURY BOND -- 4.7%
  700,000    7.25% due 5/15/16...........       739,156
                                           ------------
           U.S. TREASURY NOTES -- 25.1%
  300,000    5.125% due 04/30/98.........       296,906
  500,000     5.75% due 08/15/03.........       485,000
  500,000    5.875% due 10/31/98.........       499,375
  850,000     6.25% due 05/31/00.........       853,719
  700,000    6.375% due 08/15/02.........       704,594
  400,000     6.50% due 10/15/06.........       402,250
  700,000     7.50% due 02/15/05.........       748,782
                                           ------------
                                              3,990,626
                                           ------------
           Total U.S. treasuries &
             Federal agencies............  $  5,172,404
                                           ------------
                                           ------------
 SHORT-TERM SECURITIES -- 5.1%
           REPURCHASE AGREEMENTS -- 5.1%
  191,000  Interest in $399,594,000 joint
             repurchase agreement dated
             12/31/96 with State Street
             Bank 6.7693% due 01/02/97;
             maturity amount $191,072
             (Collateralized by
             $218,212,000 U.S. Treasury
             Note 6.25% due 06/30/98 and
             $280,160,000 U.S. Treasury
             Strip (principal) 0% due
             05/15/19)                     $    191,000
  624,000  Interest in $300,000,000 joint
             repurchase agreement dated
             12/31/96 with First Boston
             6.75% due 01/02/97; maturity
             amount $624,234
             (Collateralized by
             $301,035,000 U.S. Treasury
             Note 6.25% due 10/31/01)           624,000
                                           ------------
           Total short-term securities...  $    815,000
                                           ------------
                                           ------------

                                                          MARKET
                                                           VALUE
                                                        -----------
DIVERSIFICATION OF ASSETS:
Total common stocks (cost $8,511,537)........   59.8%   $ 9,499,979
Total U.S. treasuries & Federal agencies
  (cost $5,129,366)..........................   32.6      5,172,404
Total short-term securities (cost
  $815,000)..................................    5.1        815,000
                                               ------   -----------
Total investment in securities
  (Identified cost $14,455,903)..............   97.5     15,487,383
Excess of cash, receivables and other assets
  over liabilities...........................    2.5        391,846
                                               ------   -----------
Net assets...................................  100.0%   $15,879,229
                                               ------   -----------
                                               ------   -----------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $.001 per share; authorized
  400,000,000 shares; outstanding 1,433,297 shares...   $     1,433
Paid in surplus......................................    14,810,376
Accumulated undistributed net investment income......         1,776
Accumulated undistributed net realized gain on
  investments........................................        34,164
Unrealized appreciation of investments...............     1,031,480
                                                        -----------
Net assets at value..................................   $15,879,229
                                                        -----------
                                                        -----------
Class A
  Net asset value per share ($14,346,717
   DIVIDED BY 1,294,601 shares
  outstanding)...............................  $      11.08
                                                     ------
                                                     ------
  Maximum offering price per share ($11.08
   DIVIDED BY 94.5%).........................  $      11.72
                                                     ------
                                                     ------
Class B
  Net asset value per share ($1,498,526
   DIVIDED BY 135,633 shares outstanding)....  $      11.05
                                                     ------
                                                     ------
Class Y
  Net asset value per share ($33,986
   DIVIDED BY 3,063 shares outstanding)......  $      11.10
                                                     ------
                                                     ------

* Non-income producing.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

--------------------------------------------------------------------------------
 ITT HARTFORD DIVIDEND AND GROWTH FUND
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

                                                 MARKET
   SHARES                                         VALUE
 -----------                                  -------------
 COMMON STOCKS -- 94.0%
              AEROSPACE & DEFENSE -- 3.0%
       1,500  Northrop Grumman Corp.........  $     124,125
       1,900  Sundstrand Corp...............         80,750
                                              -------------
                                                    204,875
                                              -------------
              BUSINESS SERVICES -- 0.5%
       1,300  Browning Ferris Industries,
                Inc.........................         34,125
                                              -------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 1.2%
       1,500  Xerox Corp....................         78,938
                                              -------------
              CONSUMER DURABLES -- 3.8%
       2,900  Ford Motor Co.................         92,437
       1,400  Goodyear Tire & Rubber Co.....         71,925
       1,800  ITT Industries, Inc...........         44,100
       1,800  Smith (A.O.) Corp.............         53,775
                                              -------------
                                                    262,237
                                              -------------
              CONSUMER NON-DURABLES -- 4.7%
       1,500  Avon Products.................         85,687
       1,300  Colgate Palmolive Co..........        119,925
       1,200  Kimberly-Clark Corp...........        114,300
                                              -------------
                                                    319,912
                                              -------------
              CONSUMER SERVICES -- 0.6%
         500  Eastman Kodak.................         40,125
                                              -------------
              ELECTRONICS -- 2.6%
       1,800  General Electric Co...........        177,975
                                              -------------
              ENERGY & SERVICES -- 13.1%
       2,200  Ashland, Inc..................         96,525
       2,300  Chevron Corp..................        149,500
       1,300  Cinergy Corp..................         43,387
       1,700  Exxon Corp....................        166,600
       2,000  Pennzoil Co...................        113,000
       2,400  Phillips Petroleum............        106,200
       2,400  Sun Company, Inc..............         58,500
         338  Union Pacific Resources
                Group.......................          9,887
       1,900  Unocal Corp...................         77,188
       3,100  USX-Marathon Group............         74,013
                                              -------------
                                                    894,800
                                              -------------
              FINANCIAL SERVICES -- 18.2%
       2,100  Allstate Corp.................        121,538
       2,200  American Express Co...........        124,300
       3,100  Bancorp Hawaii, Inc...........        130,200
         900  Bank of Boston Corp...........         57,825
         600  CIGNA Corp....................         81,975
       2,600  Citicorp......................        267,800
       3,200  First Bank System, Inc........        218,400
       2,700  First Union Corp..............        199,800
         800  Wachovia Corp.................         45,200
                                              -------------
                                                  1,247,038
                                              -------------
              FOOD, BEVERAGE & TOBACCO --
              8.4%
       6,900  Flowers Industries, Inc.......        148,350
       1,900  General Mills, Inc............        120,412
         900  Interstate Bakeries...........         44,212
         700  Kellogg Co....................         45,938
       1,900  Philip Morris Companies,
                Inc.........................        213,988
                                              -------------
                                                    572,900
                                              -------------

   SHARES                                        MARKET
 -----------                                      VALUE
                                              -------------
              HEALTH CARE -- 9.9%
       1,700  American Home Products
                Corp........................  $      99,662
       1,500  Bard (C.R.), Inc..............         42,000
       1,000  Bristol-Myers Squibb Co.......        108,750
       1,600  Merck & Co., Inc..............        126,800
       4,400  Pharmacia & Upjohn, Inc.......        174,350
       1,700  Warner-Lambert Co.............        127,500
                                              -------------
                                                    679,062
                                              -------------
              INDUSTRIAL MATERIALS -- 3.9%
         700  Calgon Carbon Corp............          8,575
         300  Crompton & Knowles Corp.......          5,775
         200  Dow Chemical Co...............         15,675
         400  du Pont (E.I.) de Nemours &
                Co..........................         37,750
         500  Eastman Chemical Co...........         27,625
         200  Georgia Gulf Corp.............          5,375
         100  Grace (W.R.) & Co.............          5,175
       2,000  International Paper Co........         80,750
         400  Lubrizol Corp.................         12,400
         200  Nalco Chemical Co.............          7,225
       1,300  Weyerhaeuser Co...............         61,587
                                              -------------
                                                    267,912
                                              -------------
              MANUFACTURING -- 1.3%
       1,100  Minnesota Mining &
                Manufacturing Co............         91,162
                                              -------------
              MEDIA & SERVICES -- 1.3%
         100  ACNielson Corp................          1,513
         500  Cognizant Corp................         16,500
       1,000  Gannett Co., Inc..............         74,875
                                              -------------
                                                     92,888
                                              -------------
              REAL ESTATE -- 1.0%
       1,300  Patriot American
                Hospitality.................         56,062
         200  Starwood Lodging Trust........         11,025
                                              -------------
                                                     67,087
                                              -------------
              RETAIL -- 2.9%
       2,500  Mercantile Stores, Inc........        123,438
       1,600  Sears, Roebuck & Co...........         73,800
                                              -------------
                                                    197,238
                                              -------------
              TRANSPORTATION -- 1.1%
       1,300  Union Pacific Corp............         78,163
                                              -------------
              UTILITIES -- 16.5%
       1,400  Ameritech Corp................         84,875
       2,300  BellSouth Corp................         92,863
         500  Carolina Power and Lighting...         18,250
         200  Comsat Corp...................          4,925
       1,700  DPL, Inc......................         41,650
       1,400  DQE, Inc......................         40,600
       3,000  Edison International..........         59,625
         400  Equitable Resources...........         11,900
       2,000  Frontier Corp.................         45,250
       2,200  GTE Corp......................        100,100
       1,000  Illinova Corp.................         27,500
       1,400  NE Electric System............         48,825
       1,200  NIPSCO Industries, Inc........         47,550
       1,100  NYNEX Corp....................         52,937
       1,500  Pacific Enterprises...........         45,562
       2,400  Pacific Gas & Electric Co.....         50,400
       2,400  Pinnacle West Capital Corp....         76,200
       1,000  Public Service Co. of
                Colorado....................         38,875

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

   SHARES                                        MARKET
 -----------                                      VALUE
                                              -------------
 COMMON STOCKS -- (CONTINUED)
              UTILITIES -- (CONTINUED)
       1,700  SBC Communications, Inc.......  $      87,975
         700  Scana Corp....................         18,725
       1,900  Texas Utilities Co............         77,425
       2,600  The Southern Co...............         58,825
                                              -------------
                                                  1,130,837
                                              -------------
              Total common stocks...........  $   6,437,274
                                              -------------
                                              -------------
 CONVERTIBLE PREFERRED STOCKS -- 2.6%
              AEROSPACE & DEFENSE -- 1.2%
       1,500  Lorel Space &
                Communications*.............  $      84,000
                                              -------------
              MEDIA & SERVICES -- 1.4%
       2,000  American Radio*...............         92,000
                                              -------------
              Total convertible preferred
                stocks......................  $    176,0000
                                              -------------
                                              -------------
  PRINCIPAL
   AMOUNT
 -----------
 SHORT-TERM SECURITIES -- 3.7%
              REPURCHASE AGREEMENTS
 $   183,000  Interest in $399,594,000 joint
                repurchase agreement dated
                12/31/96 with State Street
                Bank 6.7693% due 01/02/97
                maturity amount $183,069
                (Collateralized by
                $218,212,000 U.S. Treasury
                Note 6.25% due 06/30/98 and
                $280,160,000 U.S. Treasury
                Strip (principal) 0% due
                05/15/19)...................  $     183,000
      74,000  Interest in $300,000,000 joint
                repurchase agreement dated
                12/31/96 with First Boston
                6.75% due 01/02/97; maturity
                amount $74,028
                (Collateralized by
                $301,035,000 U.S. Treasury
                Note 6.25% due 10/31/01)....         74,000
                                              -------------
              Total short-term securities...  $     257,000
                                              -------------
                                              -------------

                                                            MARKET
                                                             VALUE
                                                          -----------
DIVERSIFICATION OF ASSETS:
Total common stocks (cost $5,970,422)........    94.0%    $ 6,437,274
Total convertible preferred stocks (cost
  $184,650)..................................     2.6         176,000
Total short-term securities (cost
  $257,000)..................................     3.7         257,000
                                               --------   -----------
Total investment in securities
  (Identified cost $6,412,072)...............   100.3       6,870,274
Excess of liabilities over cash, receivables
  and other assets...........................    (0.3)        (21,991)
                                               --------   -----------
Net assets...................................   100.0%    $ 6,848,283
                                               --------   -----------
                                               --------   -----------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital Stock, par value $.001 per share; authorized
  300,000,000 shares; outstanding 598,562 shares.......   $       599
Paid in surplus........................................     6,366,039
Distribution in excess of net investment income........        (1,060)
Accumulated undistributed net realized gain on
  investments..........................................        24,503
Unrealized appreciation of investments.................       458,202
                                                          -----------
Net assets at value....................................   $ 6,848,283
                                                          -----------
                                                          -----------
Class A
  Net asset value per share ($6,082,738
   DIVIDED BY 531,428 shares outstanding)....  $     11.45
                                               -----------
                                               -----------
  Maximum offering price per share ($11.45
   DIVIDED BY 94.5%).........................  $     12.12
                                               -----------
                                               -----------
Class B
  Net asset value per share ($729,524
   DIVIDED BY 63,991 shares outstanding).....  $     11.40
                                               -----------
                                               -----------
Class Y
  Net asset value per share ($36,021
   DIVIDED BY 3,143 shares outstanding)......  $     11.46
                                               -----------
                                               -----------

* Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

--------------------------------------------------------------------------------
 ITT HARTFORD STOCK FUND
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

                                                  MARKET
   SHARES                                          VALUE
 -----------                                  ---------------
 COMMON STOCKS -- 89.2%
              AEROSPACE & DEFENSE -- 3.7%
       1,600  Boeing Co.....................  $       170,200
       1,700  United Technologies Corp......          112,200
                                              ---------------
                                                      282,400
                                              ---------------
              BUSINESS SERVICES -- 0.8%
       1,000  Fluor Corp....................           62,750
                                              ---------------
              COMMUNICATION EQUIPMENT --
              1.6%
        *600  Cisco Systems, Inc............           38,175
       1,200  General Motors Corp. Class
                H...........................           67,500
         388  Lucent Technologies...........           17,945
                                              ---------------
                                                      123,620
                                              ---------------
              COMPUTERS & OFFICE EQUIPMENT
              -- 3.6%
      *1,600  Adaptec, Inc..................           64,000
         600  International Business
                Machines Corp...............           90,600
       2,200  Xerox Corp....................          115,775
                                              ---------------
                                                      270,375
                                              ---------------
              CONSUMER DURABLES -- 0.8%
       1,200  Goodyear Tire & Rubber Co.....           61,650
                                              ---------------
              CONSUMER NON-DURABLES -- 5.4%
         700  Colgate Palmolive Co..........           64,575
         900  Gillette Co...................           69,975
         800  Kimberly-Clark Corp...........           76,200
       1,000  NIKE, Inc. Class B............           59,750
       1,300  Proctor & Gamble..............          139,750
                                              ---------------
                                                      410,250
                                              ---------------
              CONSUMER SERVICES -- 3.2%
       4,000  McDonalds Corp................          181,000
      *3,000  Mirage Resorts, Inc...........           64,875
                                              ---------------
                                                      245,875
                                              ---------------
              ELECTRONICS -- 5.0%
       3,000  General Electric Co...........          296,625
         600  Intel Corp....................           78,563
                                              ---------------
                                                      375,188
                                              ---------------
              ENERGY & SERVICES -- 8.8%
       1,000  Amoco Corp....................           80,500
       1,600  Chevron Corp..................          104,000
       1,100  Exxon Corp....................          107,800
       1,000  Royal Dutch Petroleum Co......          170,750
         800  Schlumberger Ltd..............           79,900
       2,000  Union Pacific Resources Group,
                Inc.........................           58,500
       1,600  Unocal Corp...................           65,000
                                              ---------------
                                                      666,450
                                              ---------------
              FINANCIAL SERVICES -- 15.1%
       1,200  Ace Ltd.......................           72,150
       1,800  Allstate Corp.................          104,175
       1,800  American Express Co...........          101,700
         700  American International Group,
                Inc.........................           75,775
       1,000  Associates First Capital
                Corp........................           44,125
       1,700  Citicorp......................          175,100
       1,300  First Bank System, Inc........           88,725
         700  Marsh & McLennan Cos., Inc....           72,800
       1,300  Merrill Lynch & Co., Inc......          105,950
       1,000  NationsBank Corp..............           97,750
       1,200  State Street Boston Corp......           77,400

   SHARES                                         MARKET
 -----------                                       VALUE
                                              ---------------
              FINANCIAL SERVICES --
              (CONTINUED)
       2,766  Travelers Group, Inc. (The)...  $       125,507
                                              ---------------
                                                    1,141,157
                                              ---------------
              FOOD, BEVERAGE & TOBACCO --
              2.1%
       1,000  Kellogg Co....................           65,625
       2,400  Sara Lee Corp.................           89,400
                                              ---------------
                                                      155,025
                                              ---------------
              HEALTH CARE -- 14.2%
       2,000  Abbott Laboratories...........          101,500
       1,800  American Home Products
                Corp........................          105,525
         700  Bristol-Myers Squibb Co.......           76,125
       2,000  Columbia/HCA Healthcare
                Corp........................           81,500
       2,400  Johnson & Johnson.............          119,400
       1,300  Merck & Co., Inc..............          103,025
       1,200  Pfizer, Inc...................           99,450
       1,600  Pharmacia & Upjohn, Inc.......           63,400
       1,100  SmithKline Beecham PLC ADR....           74,800
       1,400  Tenet Healthcare Corp.........           30,625
       1,600  United HealthCare Corp........           72,000
      *1,300  Vencor, Inc...................           41,112
       1,400  Warner-Lambert Co.............          105,000
                                              ---------------
                                                    1,073,462
                                              ---------------
              INDUSTRIAL MATERIALS -- 4.5%
         700  Aluminum Company of America...           44,625
       1,200  Crown Cork & Seal, Inc........           65,250
         900  Dow Chemical Co...............           70,537
         500  du Pont (E.I.) de Nemours &
                Co..........................           47,187
         500  International Paper Co........           20,188
       1,400  Phelps Dodge Corp.............           94,500
                                              ---------------
                                                      342,287
                                              ---------------
              MANUFACTURING -- 2.1%
       1,000  Caterpillar, Inc..............           75,250
       1,000  Minnesota Mining &
                Manufacturing Co............           82,875
                                              ---------------
                                                      158,125
                                              ---------------
              MEDIA & SERVICES -- 4.1%
       1,800  Gannett Co., Inc..............          134,775
       3,000  Gaylord Entertainment Class
                A...........................           68,625
       3,000  Viacom, Inc. Class B..........          104,625
                                              ---------------
                                                      308,025
                                              ---------------
              RETAIL -- 5.5%
       1,400  Home Depot, Inc. (The)........           70,175
      *2,100  Saks Holding, Inc.............           56,700
       1,400  Sears, Roebuck & Co...........           64,575
      *2,200  Toys "R" Us, Inc..............           66,000
       7,000  Wal-Mart Stores, Inc..........          160,125
                                              ---------------
                                                      417,575
                                              ---------------
              SOFTWARE & SERVICES -- 4.4%
         700  Computer Sciences Corp........           57,488
       2,000  Electronic Data Systems
                Corp........................           86,500
       2,200  First Data Corp...............           80,300
      *1,000  Microsoft Corp................           82,625
        *600  Oracle Systems Corp...........           25,050
                                              ---------------
                                                      331,963
                                              ---------------
              TRANSPORTATION -- 2.0%
       3,500  Southwest Airlines Co.........           77,438

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

   SHARES                                         MARKET
 -----------                                       VALUE
                                              ---------------
 COMMON STOCKS -- (CONTINUED)
              TRANSPORTATION -- (CONTINUED)
       1,200  Union Pacific Corp............  $        72,150
                                              ---------------
                                                      149,588
                                              ---------------
              UTILITIES -- 2.3%
       1,800  SBC Communications, Inc.......           93,150
       2,000  Texas Utilities Co............           81,500
                                              ---------------
                                                      174,650
                                              ---------------
              Total common stocks...........  $     6,750,415
                                              ---------------
                                              ---------------
  PRINCIPAL
   AMOUNT
 -----------
 SHORT-TERM SECURITIES -- 7.9%
              REPURCHASE AGREEMENTS
 $   366,000  Interest in $399,594,000 joint
                repurchase agreement dated
                12/31/96 with State Street
                Bank 6.7693% due 01/02/97;
                maturity amount $366,138
                (Collateralized by
                $218,212,000 U.S. Treasury
                Note 6.25% due 06/30/98 and
                $280,160,000 U.S. Treasury
                Strip (principal) 0% due
                05/15/19)...................  $       366,000
     235,000  Interest in $300,000,000 joint
                repurchase agreement dated
                12/31/96 with First Boston
                6.75% due 01/02/97; maturity
                amount $235,088
                (Collateralized by
                $301,035,000 U.S. Treasury
                Note 6.25% due 10/31/01)....          235,000
                                              ---------------
              Total short-term securities...  $       601,000
                                              ---------------
                                              ---------------

                                                           MARKET
                                                           VALUE
                                                        ------------
DIVERSIFICATION OF ASSETS:
Total common stocks (cost $6,260,567)........   89.2%   $  6,750,415
Total short-term securities (cost
  $601,000)..................................    7.9         601,000
                                               ------   ------------
Total investment in securities
  (Identified cost $6,861,567)...............   97.1       7,351,415
Excess of cash, receivables and other assets
  over liabilities...........................    2.9         219,929
                                               ------   ------------
Net assets...................................  100.0%   $  7,571,344
                                               ------   ------------
                                               ------   ------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $.001 per share; authorized
  300,000,000 shares; outstanding 656,761 shares.....   $        657
Paid in surplus......................................      7,073,235
Accumulated undistributed net realized gain on
  investments........................................          7,604
Unrealized appreciation of investments...............        489,848
                                                        ------------
Net assets at value..................................   $  7,571,344
                                                        ------------
                                                        ------------
Class A
  Net asset value per share ($6,273,141
   DIVIDED BY 543,879 shares outstanding)....  $   11.53
                                               ---------
                                               ---------
  Maximum offering price per share ($11.53
   DIVIDED BY 94.5%).........................  $   12.20
                                               ---------
                                               ---------
Class B
  Net asset value per share ($1,253,759
   DIVIDED BY 109,034 shares outstanding)....  $   11.50
                                               ---------
                                               ---------
Class Y
  Net asset value per share ($44,444
   DIVIDED BY 3,848 shares outstanding)......  $   11.55
                                               ---------
                                               ---------
* Non-income producing.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

--------------------------------------------------------------------------------
 ITT HARTFORD CAPITAL APPRECIATION FUND
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

                                            MARKET
 SHARES                                      VALUE
 -------                                  -----------
 COMMON STOCKS -- 95.3%
          AEROSPACE & DEFENSE -- 3.1%
   1,000  Precision Castparts Corp......  $    49,625
 *11,700  Wyman-Gordon Co...............      260,325
                                          -----------
                                              309,950
                                          -----------
          BUSINESS SERVICES -- 4.1%
   6,400  Allegiance Corp...............      176,800
 *20,000  National Media Corp...........      140,000
  *3,200  XLConnect Solutions, Inc......       92,000
                                          -----------
                                              408,800
                                          -----------
          COMMUNICATION EQUIPMENT --
          8.6%
  *5,000  Geotel Communications Corp....       65,000
  *6,100  Gilat Satellite Network.......      150,212
  *2,700  Oak Industries, Inc...........       62,100
  *9,000  Proxim, Inc...................      207,000
  40,000  Scitex Corp...................      380,000
                                          -----------
                                              864,312
                                          -----------
          COMPUTERS & OFFICE
          EQUIPMENT -- 1.8%
  *4,600  Adaptec, Inc..................      184,000
                                          -----------
          CONSUMER SERVICES -- 4.1%
   3,150  Harman International
            Industries, Inc.............      175,219
 *11,000  Mirage Resorts, Inc...........      237,875
                                          -----------
                                              413,094
                                          -----------
          ELECTRONICS -- 7.6%
 *16,800  DSP Communications, Inc.......      325,500
  *2,900  Solectron Corp................      154,788
   4,400  Texas Instruments.............      280,500
                                          -----------
                                              760,788
                                          -----------
          ENERGY & SERVICES -- 3.8%
 *12,000  Forasol-Foramer N.V...........      235,500
  *6,700  J Ray McDermott S A...........      147,400
                                          -----------
                                              382,900
                                          -----------
          FINANCIAL SERVICES -- 7.3%
   2,000  Ace Ltd.......................      120,250
   4,200  First USA, Inc................      145,425
 *15,000  Matrix Capital Corp...........      238,125
  *5,600  RAC Financial Group Inc.......      118,300
   4,000  United Cos. Financial Corp....      106,500
                                          -----------
                                              728,600
                                          -----------
          HEALTH CARE -- 9.3%
  *8,500  Genzyme Corp..................      184,875
  *8,500  IDX Systems Corp..............      243,312
 *27,300  Novacare, Inc.................      300,300
  *8,200  Superior Consultant
            Holdings....................      202,950
                                          -----------
                                              931,437
                                          -----------
          INDUSTRIAL MATERIALS -- 6.3%
  18,000  Avenor, Inc...................      266,588
  *7,000  Titanium Metals Corp..........      230,125
  *3,700  UCAR International, Inc.......      139,213
                                          -----------
                                              635,926
                                          -----------
          MANUFACTURING -- 1.8%
  10,000  Wabash National Corp..........      183,750
                                          -----------

 SHARES                                     MARKET
 -------                                     VALUE
                                          -----------
          MEDIA & SERVICES -- 7.4%
 *15,000  National Education Corp.......  $   228,750
 *27,340  TCI Satellite Entertainment
            Group Class A...............      269,983
 *16,400  Tele-Communications, Inc.
            Class A.....................      214,225
    *600  Univision Communication Class
            A...........................       22,200
                                          -----------
                                              735,158
                                          -----------
          RETAIL -- 1.5%
    *800  Delia's, Inc..................       15,900
  *9,900  Urban Outfitters, Inc.........      128,700
                                          -----------
                                              144,600
                                          -----------
          SOFTWARE & SERVICES -- 18.9%
  *9,800  BA Merchant Services, Inc.
            Class A.....................      175,175
  *5,000  BBN Corp......................      112,500
  *4,700  Cadence Design System.........      186,825
  *3,300  DST Systems, Inc..............      103,537
 *10,500  Forrester Research, Inc.......      270,375
  *8,500  IKOS Systems, Inc.............      170,000
  *5,000  Macromedia, Inc...............       90,000
  *1,800  Parametric Technology Corp....       92,475
 *11,500  Peerless Systems Corp.........      195,500
  *9,300  Puma Technology, Inc..........      160,425
 *10,400  Pure Atria Corp...............      257,400
  *5,000  Rogue Wave Software...........       78,750
    *250  Sanchez Computer Associates...        1,969
                                          -----------
                                            1,894,931
                                          -----------
          UTILITIES -- 9.7%
 *10,000  Calpine Corp..................      200,000
  *8,000  Telecel-Communicacoes.........      510,145
 *10,000  Worldcom, Inc.................      260,625
                                          -----------
                                              970,770
                                          -----------
          Total common stocks...........  $ 9,549,016
                                          -----------
                                          -----------
 PRINCIPAL
 AMOUNT
 -------
 SHORT-TERM SECURITIES -- 1.1%
          REPURCHASE AGREEMENTS -- 1.1%
 $21,000  Interest in $399,594,000 joint
            repurchase agreement dated
            12/31/96 with State Street
            Bank 6.7693% due 01/02/97;
            maturity amount $21,008
            (Collateralized by
            $218,212,000 U.S. Treasury
            Note 6.25% due 06/30/98 and
            $280,160,000 U.S. Treasury
            Strip (principal) 0% due
            05/15/19)...................  $    21,000
  95,000  Interest in $300,000,000 joint
            repurchase agreement dated
            12/31/96 with First Boston
            6.75% due 01/02/97; maturity
            amount $95,036
            (Collateralized by
            $301,035,000 U.S. Treasury
            Note 6.25% due 10/31/01)....       95,000
                                          -----------
          Total short-term securities...  $   116,000
                                          -----------
                                          -----------

DIVERSIFICATION OF ASSETS:
Total common stocks (cost $8,705,982)........   95.3 %  $  9,549,016
Total short-term securities (cost
  $116,000)..................................    1.1         116,000
                                               ------   ------------
Total investment in securities
  (Identified cost $8,821,982)...............   96.4       9,665,016
Excess of cash, receivables and other assets
  over liabilities...........................    3.6         359,568
                                               ------   ------------
Net assets...................................  100.0 %  $ 10,024,584
                                               ------   ------------
                                               ------   ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $.001 per share; authorized
  300,000,000 shares; outstanding 750,636 shares.....   $        751
Paid in surplus......................................      8,754,357
Accumulated undistributed net realized gain on
  investments........................................        426,258
Unrealized appreciation of investments...............        843,034
Unrealized appreciation on foreign currency
  translation of other assets and liabilities........            184
                                                        ------------
Net assets at value..................................   $ 10,024,584
                                                        ------------
                                                        ------------
Class A
  Net asset value per share ($9,028,258
   DIVIDED BY 675,875 shares outstanding)....  $      13.36
                                                     ------
                                                     ------
  Maximum offering price per share ($13.36
   DIVIDED BY 94.5%).........................  $      14.14
                                                     ------
                                                     ------
Class B
  Net asset value per share ($889,033
   DIVIDED BY 66,745 shares outstanding).....  $      13.32
                                                     ------
                                                     ------
Class Y
  Net asset value per share ($107,293
   DIVIDED BY 8,016 shares outstanding)......  $      13.38
                                                     ------
                                                     ------

* Non-income producing.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

--------------------------------------------------------------------------------
 ITT HARTFORD SMALL COMPANY FUND
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

                                                       MARKET
   SHARES                                              VALUE
 -----------                                       --------------
 COMMON STOCKS -- 93.5%
              AEROSPACE & DEFENSE -- 1.1%
      *2,000  Gulfstream Aerospace Corp..........  $       48,500
        *200  Rohr, Inc..........................           4,525
                                                   --------------
                                                           53,025
                                                   --------------
              BUSINESS SERVICES -- 4.2%
      *4,900  Borg-Warner Security Corp..........          52,675
     *10,900  Intelligent Electronics, Inc.......          87,200
        *400  Lason, Inc.........................           8,200
      *2,400  Tetra Technologies, Inc............          60,600
                                                   --------------
                                                          208,675
                                                   --------------
              COMMUNICATION EQUIPMENT -- 7.6%
      *1,800  Fore Systems, Inc..................          59,175
      *2,600  Gilat Satellite Networks Ltd.......          64,025
      *1,600  Kronos, Inc........................          51,200
      *2,600  Natural Microsystems Corp..........          81,900
      *1,500  Oak Industries, Inc................          34,500
       3,300  Scitex Corp........................          31,350
      *1,200  Videoserver, Inc...................          51,000
        *300  West Teleservices Corp.............           6,825
                                                   --------------
                                                          379,975
                                                   --------------
              COMPUTERS & OFFICE EQUIPMENT --
              2.4%
      *1,700  Affiliated Computer Services Class
                A................................          50,575
      *2,400  Caere Corp.........................          27,600
      *3,600  Diamond Multimedia Systems.........          42,750
                                                   --------------
                                                          120,925
                                                   --------------
              CONSUMER NON-DURABLES -- 3.2%
       2,400  Ethan Allen, Inc...................          92,400
       2,400  First Brands Corp..................          68,100
                                                   --------------
                                                          160,500
                                                   --------------
              CONSUMER SERVICES -- 5.0%
      *2,200  Brinker International, Inc.........          35,200
      *2,800  Golden Bear Golf, Inc..............          31,500
        *400  PJ America, Inc....................           7,200
      *1,200  Planet Hollywood International,
                Inc..............................          23,700
      *3,000  Prime Hospitality Corp.............          48,375
      *5,200  Rally's Hamburgers, Inc............          23,725
      *6,700  Tyco Toys, Inc.....................          78,725
                                                   --------------
                                                          248,425
                                                   --------------
              ELECTRONICS -- 4.0%
      *2,500  Actel Corp.........................          59,375
      *3,000  Conductus, Inc.....................          19,500
       2,400  Dallas Semiconductor Corp..........          55,200
        *600  Etec Systems, Inc..................          22,950
      *2,500  Gemstar International Group Ltd....          43,750
                                                   --------------
                                                          200,775
                                                   --------------
              ENERGY & SERVICES -- 1.6%
      *2,000  Falcon Drilling Co., Inc...........          78,500
                                                   --------------
              FINANCIAL SERVICES -- 11.2%
       1,100  Bancorp Hawaii, Inc................          46,200
         525  Conseco, Inc.......................          33,484
       1,400  Frontier Insurance Group, Inc......          53,550
      *2,400  Imperial Bancorp...................          54,900
      *3,400  Imperial Credit Industries.........          71,400
       1,400  Legg Mason, Inc....................          53,900
       1,200  MMI Companies, Inc.................          38,700

   SHARES                                              MARKET
 -----------                                           VALUE
                                                   --------------
              FINANCIAL SERVICES -- (CONTINUED)
      *2,200  Prepaid Legal Services, Inc........  $       40,150
       1,200  Reinsurance Group of America.......          56,550
       2,400  Resource Bancshares Mortgage
                Group............................          34,200
       3,400  Westcorp...........................          74,375
                                                   --------------
                                                          557,409
                                                   --------------
              FOOD, BEVERAGE & TOBACCO -- 1.2%
      *1,600  Robert Mondavi Corp. Class B.......          58,400
                                                   --------------
              HEALTH CARE -- 17.4%
      *2,000  Alliance Pharmaceuticals Corp......          27,250
      *3,300  Amylin Pharmaceuticals, Inc........          42,900
      *2,100  Apria Healthcare Group, Inc........          39,375
      *1,800  FHP International Corp.............          66,825
      *2,200  Genesis Health Ventures, Inc.......          68,475
      *1,800  IDX Systems Corp...................          51,525
      *1,800  Isomedix, Inc......................          23,400
       3,800  Kinetic Concepts, Inc..............          46,550
      *2,200  Ligand Pharmaceuticals Class B.....          32,725
      *2,900  Magainin Pharmaceuticals, Inc......          27,912
      *3,000  Magellan Health Services, Inc......          67,125
       2,200  Mckesson Corp......................         123,200
      *2,400  Medpartners, Inc...................          50,400
      *5,400  NABI, Inc..........................          47,250
      *3,000  Physio-Control International
                Corp.............................          67,500
      *2,700  Vencor, Inc........................          85,388
                                                   --------------
                                                          867,800
                                                   --------------
              INDUSTRIAL MATERIALS -- 1.0%
      *1,400  UCAR International Inc.............          52,675
                                                   --------------
              MANUFACTURING -- 2.2%
       1,800  Memtec Ltd. ADR....................          59,175
       3,500  NN Ball & Roller, Inc..............          53,375
                                                   --------------
                                                          112,550
                                                   --------------
              MEDIA & SERVICES -- 7.7%
      *4,800  American Telecasting, Inc..........          27,600
      *2,520  Home Shopping Network..............          59,850
      *2,000  International Cabletel, Inc........          50,500
      *6,600  Iwerks Entertainment, Inc..........          33,000
        *100  Metro Networks, Inc................           2,525
      *4,200  Pegasus Communications Corp........          57,750
      *2,700  Peoples Choice TV Corp.............          16,537
      *4,900  Playboy Enterprises Class B........          47,775
      *7,300  Valuevision International, Inc.
                Class A..........................          39,238
      *3,400  Western Wireless Corp. Class A.....          47,175
                                                   --------------
                                                          381,950
                                                   --------------
              REAL ESTATE -- 0.9%
      *2,700  Castle & Cooke, Inc................          42,863
                                                   --------------
              RETAIL -- 6.2%
      *2,100  Bed & Bath Beyond, Inc.............          50,925
      *2,500  Gymboree Corp......................          57,187
       1,200  Mercantile Stores, Inc.............          59,250
      *1,500  Saks Holding, Inc..................          40,500
      *7,900  Sports and Recreation, Inc.........          61,225
      *3,300  Urban Outfitters, Inc..............          42,900
                                                   --------------
                                                          311,987
                                                   --------------
              SOFTWARE & SERVICES -- 10.6%
        *400  BA Merchant Services, Inc. Class
                A................................           7,150

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

   SHARES                                              MARKET
 -----------                                           VALUE
                                                   --------------
 COMMON STOCKS -- (CONTINUED)
              SOFTWARE & SERVICES -- (CONTINUED)
      *1,600  Bisys Group, Inc...................  $       59,300
      *3,050  Boole & Babbage, Inc...............          76,250
        *500  Desktop Data, Inc..................           9,625
      *2,100  DST Systems, Inc...................          65,887
      *3,100  IKOS Systems, Inc..................          62,000
        *400  Information Management Resources...           8,450
      *2,900  Macromedia, Inc....................          52,200
      *2,400  Mercury Interactive Corp...........          31,200
      *3,300  Premenos Technology Corp...........          28,463
        *900  Puma Technology, Inc...............          15,525
      *1,374  Sterling Commerce, Inc.............          48,434
      *2,100  Sterling Software, Inc.............          66,412
                                                   --------------
                                                          530,896
                                                   --------------
              TRANSPORTATION -- 2.9%
       2,800  Air Express International Corp.....          90,300
      *2,300  Swift Transportation Co., Inc......          54,050
                                                   --------------
                                                          144,350
                                                   --------------
              UTILITIES -- 3.1%
      *2,000  McLeod, Inc. Class A...............          51,000
     *16,900  Peoples Telephone Co., Inc.........          53,869
      *6,100  Trescom International, Inc.........          48,800
                                                   --------------
                                                          153,669
                                                   --------------
              Total common stocks................  $    4,665,349
                                                   --------------
                                                   --------------
 PREFERRED STOCK -- 0.6%
              MEDIA & SERVICES -- 0.6%
       1,100  AMC Entertainment, Inc.............  $       29,700
                                                   --------------
                                                   --------------
  PRINCIPAL
   AMOUNT
 -----------
 SHORT-TERM SECURITIES -- 4.9%
              REPURCHASE AGREEMENTS -- 4.9%
 $    25,000  Interest in $399,594,000 joint
                repurchase agreement dated
                12/31/96 with State Street Bank
                6.7693% due 01/02/97; maturity
                amount $25,009 (Collateralized by
                $218,212,000 U.S. Treasury Note
                6.25% due 06/30/98 and
                $280,160,000 U.S. Treasury Strip
                (principal) 0% due 05/15/19).....  $       25,000
     218,000  Interest in $300,000,000 joint
                repurchase agreement dated
                12/31/96 with First Boston 6.75%
                due 01/02/97; maturity amount
                $218,082 (Collateralized by
                $301,035,000 U.S. Treasury Note
                6.25% due 10/31/01)..............         218,000
                                                   --------------
              Total short-term securities........  $      243,000
                                                   --------------
                                                   --------------

                                                           MARKET
                                                           VALUE
                                                        ------------
DIVERSIFICATION OF ASSETS:
Total common stocks (cost $4,503,678)........   93.5%   $ 4,665,349
Total preferred stock (cost $39,099).........    0.6         29,700
Total short-term securities (cost
  $243,000)..................................    4.9        243,000
                                               ------   ------------
Total investment in securities
  (Identified cost $4,785,777)...............   99.0      4,938,049
Excess of cash, receivables and other assets
  over liabilities...........................    1.0         48,976
                                               ------   ------------
Net assets...................................  100.0%   $ 4,987,025
                                               ------   ------------
                                               ------   ------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $.001 per share; authorized
  300,000,000 shares; outstanding 466,902 shares.....   $       466
Paid in surplus......................................     4,833,336
Accumulated undistributed net realized gain on
  investments........................................           951
Unrealized appreciation of investments...............       152,272
                                                        ------------
Net assets at value..................................   $ 4,987,025
                                                        ------------
                                                        ------------
Class A
  Net asset value per share ($4,673,328
   DIVIDED BY 437,487 shares outstanding)....  $      10.68
                                                     ------
                                                     ------
  Maximun offering price per share ($10.68
   DIVIDED BY 94.5%).........................  $      11.30
                                                     ------
                                                     ------
Class B
  Net asset value per share ($241,355
   DIVIDED BY 22,659 shares outstanding).....  $      10.65
                                                     ------
                                                     ------
Class Y
  Net asset value per share ($72,342
   DIVIDED BY 6,756 shares outstanding)......  $      10.71
                                                     ------
                                                     ------

* Non-income producing.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

--------------------------------------------------------------------------------
 ITT HARTFORD INTERNATIONAL OPPORTUNITIES FUND
 STATEMENT OF NET ASSETS
DECEMBER 31, 1996

                                              MARKET
  SHARES                                      VALUE
 --------                                  ------------
 COMMON STOCKS -- 84.1%
           ARGENTINA -- 0.8%
    1,900  Perezcompanc SA B.............  $     13,359
    1,000  YPF Sociedad Anonima Sponsored
             ADR.........................        25,250
                                           ------------
                                                 38,609
                                           ------------
           AUSTRALIA -- 3.5%
    3,500  Amcor Ltd.....................        22,489
   10,235  Boral Ltd.....................        29,103
    2,785  Broken Hill Proprietary Co.
             Ltd.........................        39,639
   15,559  Goodman Fielder Ltd...........        19,278
   10,000  Pioneer International Ltd.....        29,785
    1,000  Qantas Air Ltd. ADR***........        16,679
                                           ------------
                                                156,973
                                           ------------
           AUSTRIA -- 0.7%
      300  OMV AG........................        33,793
                                           ------------
           BELGIUM -- 0.6%
     *300  Credit Communal Holding***....        27,342
                                           ------------
           BRAZIL -- 0.9%
    1,000  Electrobras On ADR............        17,900
   90,000  Petroleo Brasileiro...........        14,335
  160,000  Telecomunic Brasileiras.......        11,471
                                           ------------
                                                 43,706
                                           ------------
           CANADA -- 1.1%
    1,500  Canadian Pacific Ltd..........        39,750
      900  Canwest Global Communication
             Corp........................         9,225
                                           ------------
                                                 48,975
                                           ------------
           CHILE -- 0.8%
    1,000  Banco Santander Chile ADR.....        15,000
      750  Enersis SA ADR................        20,813
                                           ------------
                                                 35,813
                                           ------------
           DENMARK -- 2.4%
    1,300  TeleDanmark B ADR.............        35,425
    1,400  Unidanmark A Registered.......        72,386
                                           ------------
                                                107,811
                                           ------------
           FINLAND -- 1.7%
   *5,000  Merita Bank Ltd. A............        15,513
    4,000  Metsa-Serla Oy B..............        29,941
    1,400  Rauma Oy......................        29,464
                                           ------------
                                                 74,918
                                           ------------
           FRANCE -- 7.2%
      330  Accor SA......................        41,704
    1,150  Assurances Generales de
             France......................        37,052
      900  Banque Nationale de
             Paris***....................        34,762
      300  Credit Commercial de France...        13,850
      525  Havas SA......................        36,759
      100  Peugeot SA....................        11,234
      450  Remy Cointreau................        12,724
    1,500  Rhone-Poulenc.................        51,041
      170  Saint Gobain..................        24,002
      200  Societe Generale..............        21,582
      200  Societe Nationale Elf
             Acquitaine..................        18,170
      300  Total SA......................        24,352
                                           ------------
                                                327,232
                                           ------------

  SHARES                                      MARKET
 --------                                     VALUE
                                           ------------
           GERMANY -- 4.6%
      750  Daimler-Benz AG...............  $     51,343
       85  Degussa AG....................        38,608
      270  Hornbach Holding Pref
             (Non-voting)................        19,272
       70  Karstadt AG...................        23,256
       40  Mannesmann AG.................        17,188
    2,800  Metallgesellschaft AG.........        57,086
                                           ------------
                                                206,753
                                           ------------
           HONG KONG -- 3.3%
    3,000  Citic Pacific Ltd.............        17,414
    5,000  Hutchison Whampoa Ltd.........        39,270
    6,000  Lai Sun Development...........         9,076
    1,000  New World Development Co.
             Ltd.........................         6,755
    2,000  Sun Hung Kai Properties.......        24,499
    4,000  Swire Pacific Ltd.............        38,138
   50,000  Tingyi Holding Corp...........        13,090
                                           ------------
                                                148,242
                                           ------------
           INDIA -- 0.3%
      800  State Bank of India GDR.......        14,200
                                           ------------
           INDONESIA -- 0.9%
   17,000  Bank Negara Indonesa BNI......         8,995
      300  Indosat ADR...................         8,212
   20,000  Kalbe Farma - Foreign
             Registered..................        22,857
                                           ------------
                                                 40,064
                                           ------------
           IRELAND -- 0.6%
   10,000  Jefferson Smurfit Group.......        29,691
                                           ------------
           ITALY -- 2.3%
    2,500  Arnoldo Mondadori Editore
             S.p.A.......................        20,306
   14,000  Banca Commerciale Italiana
             S.p.A.......................        25,412
    5,000  Fiat S.p.A....................        15,094
    6,600  Stet S.p.A....................        29,951
    5,000  Telecom Italia S.p.A..........        12,956
                                           ------------
                                                103,719
                                           ------------
           JAPAN -- 17.8%
    1,100  Canon Sales Co., Inc..........        24,451
    1,000  Chudenko Corp.................        28,776
    2,000  Chugai Pharmaceutical Co......        16,714
    3,000  Dai Nippon Printing Co........        52,468
    1,000  Danto Corp....................         9,735
    1,000  Fuji Machine Manufacturing
             Co..........................        26,449
    2,000  JGC Corp......................        14,974
    1,000  Kyudenko Corp.................        10,338
    1,000  Mabuchi Motor Co..............        50,228
    1,000  Maruichi Steel Tube...........        17,231
    3,000  Matsushita Electric Industrial
             Co..........................        48,850
    3,000  Mitsubishi Heavy Industries...        23,779
    1,000  Murata Manufacturing Co.......        33,170
    4,000  NGK Spark Plug................        43,767
    2,000  Nippon Express Co.............        13,681
      120  Nippon Television Network
             Corp........................        36,185
    1,000  Nomura Securities Co..........        14,991
    3,000  Onward Kashiyama Co. Ltd......        42,130
    2,000  Sakura Bank...................        14,267
    1,000  Sankyo Co., Ltd...............        28,259
    2,000  Sanwa Bank Ltd................        27,225
    2,000  Seventy-Seven Bank............        16,369
    3,000  Sumitomo Realty &
             Development.................        18,868
    3,000  Toda Construction Co..........        22,745

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

  SHARES                                      MARKET
 --------                                     VALUE
                                           ------------
 COMMON STOCKS -- (CONTINUED)
           JAPAN -- (CONTINUED)
    2,000  Tokio Marine & Fire Insurance
             Co..........................  $     18,782
    5,000  Toyo Ink Manfacturing Co.
             Ltd.........................        20,462
    1,000  Toyota Motor Corp.............        28,690
      900  World Co......................        37,219
    5,000  Yamato Kogyo Co. Ltd..........        46,093
    1,000  Yamazaki Baking Co. Ltd.......        15,939
                                           ------------
                                                802,835
                                           ------------
           LUXEMBOURG -- 0.3%
    1,750  Quilmes Industrial ADR........        15,969
                                           ------------
           MALAYSIA -- 1.5%
    9,000  Land & General Holdings
             Berhad......................        21,560
   10,000  MBF Capital Berhad............        16,235
    2,000  Resort World Berhad...........         9,107
    5,000  Sime Darby Berhad.............        19,699
                                           ------------
                                                 66,601
                                           ------------
           MEXICO -- 1.8%
    1,900  Cemex SA - CPO................         6,818
    2,600  Cemex SA De C.V...............         9,330
    5,500  FEMSA SA Series B.............        18,725
    3,750  Grupo Carso SA Series A1......        19,531
  *50,000  Grupo Financiero Bancomer
             Series B....................        20,008
    1,000  Transportation Maritima A
             ADR.........................         4,625
                                           ------------
                                                 79,037
                                           ------------
           NETHERLANDS -- 3.4%
      250  Akzo Nobel NV.................        34,109
    1,200  Ing Groep NV..................        43,151
      917  KLM...........................        25,765
    1,000  Polygram NV...................        50,875
                                           ------------
                                                153,900
                                           ------------
           NEW ZEALAND -- 0.7%
    7,964  Air New Zealand Ltd. B........        21,607
    5,000  Carter Holt Harvey Ltd........        11,340
                                           ------------
                                                 32,947
                                           ------------
           NORWAY -- 2.2%
    4,060  Fokus Bank....................        27,913
    2,500  Nycomed ASA Series A..........        38,173
    1,950  Saga Petroleum ASA Series A...        32,524
                                           ------------
                                                 98,610
                                           ------------
           PHILIPPINES -- 0.6%
      250  Philippine Long Distance
             ADR.........................        12,750
   15,000  Pilipino Telephone............        12,690
                                           ------------
                                                 25,440
                                           ------------
           PORTUGAL -- 0.1%
      100  Telecel Communicacoes***......         6,377
                                           ------------
           SINGAPORE -- 2.8%
    3,000  Development Bank of
             Singapore...................        40,534
    5,000  Far East Levingston
             Shipbuilding................        26,093
    5,000  Keppel Corp...................        38,962
    6,000  Straits Steamship Land........        19,216
                                           ------------
                                                124,805
                                           ------------
           SOUTH KOREA -- 0.6%
      750  Korea Electric Power Corp.
             ADR.........................        15,375
  SHARES                                      MARKET
 --------                                     VALUE
                                           ------------
           SOUTH KOREA -- (CONTINUED)
      500  Pohang Iron & Steel ADR.......  $     10,125
                                           ------------
                                                 25,500
                                           ------------
           SPAIN -- 2.7%
      200  Acerinox SA...................        28,845
      400  Empresa Nacional de
             Electricidad................        28,414
      500  Empresa Nacional de
             Electricidad ADR............        35,000
    1,200  Telefonica De Espana SA.......        27,815
                                           ------------
                                                120,074
                                           ------------
           SWEDEN -- 1.2%
      500  BT Industries AB***...........         9,300
    1,160  Pharmacia & Upjohn, Inc.
             SDR.........................        47,484
                                           ------------
                                                 56,784
                                           ------------
           SWITZERLAND -- 2.2%
       10  Cie Financ Richemont AG.......        14,001
       25  Nestle SA.....................        26,755
       55  Sulzer AG - Part Certified....        29,329
       15  Sulzer AG - Registered........         8,636
       25  Swissair - Registered.........        20,164
                                           ------------
                                                 98,885
                                           ------------
           THAILAND -- 1.0%
   18,900  Bangkok Metropolitan Bank.....         7,371
    2,000  Land & House Co., Ltd.........        14,587
    1,300  Siam City Cement Public Co.,
             Ltd.........................         6,794
    2,000  Siam Commercial...............        14,508
                                           ------------
                                                 43,260
                                           ------------
           UNITED KINGDOM -- 13.3%
    1,550  Allied Irish Banks PLC........        10,385
      500  Amersham International PLC....         9,840
    3,350  Associated British Foods......        27,776
    1,000  Bank of Ireland...............         9,130
    7,000  Bank of Scotland..............        36,955
    2,625  Boc Group PLC.................        39,239
    3,000  Boots Company PLC.............        30,932
   10,000  British Gas PLC...............        38,419
    3,000  British Telecom Co. PLC.......        20,253
    2,000  BTR...........................         9,720
   19,000  Cookson Group PLC.............        76,735
    4,320  De la Rue PLC.................        42,324
    5,000  National Grid Group PLC.......        16,728
    7,000  Northern Foods PLC............        24,497
    3,851  Powergen PLC..................        37,729
    6,730  Rank Group PLC................        50,157
    2,900  Reckitt & Colman PLC..........        35,930
    2,538  Royal & Sun Alliance
             Insurance...................        19,306
    2,000  Royal Bank of Scotland........        19,286
    7,050  Sainsbury (J) PLC.............        46,811
                                           ------------
                                                602,152
                                           ------------
           VENEZUELA -- 0.2%
      400  Cia Anonima Telef De Venezuela
             ADR.........................        11,250
                                           ------------
           Total common stocks...........  $  3,802,267
                                           ------------
                                           ------------
 PREFERRED STOCKS -- 0.8%
           FINLAND -- 0.6%
      500  Nokia Corp. ADR...............  $     28,813
                                           ------------
           BRAZIL -- 0.2%
   12,800  Cervejaria Brahma                      6,997
                                           ------------
           Total preferred stocks........  $     35,180
                                           ------------
                                           ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

--------------------------------------------------------------------------------
 ITT HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 1996

 PRINCIPAL                                    MARKET
  AMOUNT                                      VALUE
 --------                                  ------------
 SHORT-TERM SECURITIES -- 16.1%
           U.S. TREASURY BILL -- 0.6%
 $ 25,000    4.85% due 03/20/97..........  $     24,737
                                           ------------
           REPURCHASE AGREEMENTS -- 15.5%
  462,000  Interest in $399,594,000 joint
             repurchase agreement dated
             12/31/96 with State Street
             Bank 6.7693% due 01/02/97;
             maturity amount $462,174
             (Collateralized by
             $218,212,000 U.S. Treasury
             Note 6.25% due 06/30/98 and
             $280,160,000 U.S. Treasury
             Strip (principal) 0% due
             05/15/19)...................       462,000
  239,000  Interest in $300,000,000 joint
             repurchase agreement dated
             12/31/96 with First Boston
             6.75% due 01/02/97; maturity
             amount $239,090
             (Collateralized by
             $301,035,000 U.S. Treasury
             Note 6.25% due 10/31/01)           239,000
                                           ------------
                                                701,000
                                           ------------
           Total short-term securities...  $    725,737
                                           ------------
                                           ------------

DIVERSIFICATION OF ASSETS:
Total common stocks (cost $3,592,139)........   84.1 %  $  3,802,267
Total preferred stocks (cost $24,941)........    0.8          35,810
Total short-term securities (cost
  $725,737)..................................   16.1         725,737
                                               ------   ------------
Total investment in securities
  (Identified cost $4,342,817)...............  101.0       4,563,814
Excess of liabilities over cash, receivables
  and other assets...........................   (1.0 )       (43,650)
                                               ------   ------------
Net assets...................................  100.0 %  $  4,520,164
                                               ------   ------------
                                               ------   ------------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $.001 per share; authorized
  300,000,000 shares; outstanding 421,612 shares.....   $        422
Paid in surplus......................................      4,273,202
Distribution in excess of net investment income......         (1,737)
Accumulated undistributed net realized gain on
  investments........................................         20,733
Unrealized appreciation of investments...............        220,997
Unrealized appreciation of futures contracts.........          6,073
Unrealized appreciation of forward foreign currency
  contracts (Note 2).................................            538
Unrealized depreciation on translation of other
  assets and liabilities in foreign currencies.......            (64)
                                                        ------------
Net assets at value..................................   $  4,520,164
                                                        ------------
                                                        ------------
Class A
  Net asset value per share ($4,293,981
   DIVIDED BY 400,474 shares outstanding)....        $10.72
                                                     ------
                                                     ------
  Maximun offering price per share ($10.72
   DIVIDED BY 94.5%).........................        $11.34
                                                     ------
                                                     ------
Class B
  Net asset value per share ($162,526
   DIVIDED BY 15,207 shares outstanding).....        $10.69
                                                     ------
                                                     ------
Class Y
  Net asset value per share ($63,657
   DIVIDED BY 5,931 shares outstanding)......        $10.73
                                                     ------
                                                     ------

  * Non-income producing.
 ** The Fund had 1 March TSE 35 Index futures contract, 1 March MATIF CAC 40
    Index futures contract, 1 March ALL ORDS Index futures contract, 2 January IBEX futures contracts, 1 January OMX Stock Index futures contract and 1 March DTB DAX Index futures contract open as of December 31, 1996. These contracts had a market value of $129,156 as of December 31, 1996.
*** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FORWARD FOREIGN CURRENCY CONTRACTS -- NOTE 2 -- OUTSTANDING AT DECEMBER 31, 1996

                                              AGGREGATE   DELIVERY     UNREALIZED
DESCRIPTION                     TOTAL VALUE  FACE VALUE     DATE      APPRECIATION
------------------------------  -----------  -----------  ---------  ---------------
Spanish Peseta (Buy)             $   9,921    $   9,816    01/17/97     $     105
Spanish Peseta (Buy)                38,904       38,471    01/24/97           433
                                                                            -----
                                                                        $     538
                                                                            -----
                                                                            -----

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

ITT HARTFORD MUTUAL FUNDS, INC.
STATEMENT OF OPERATIONS,
STATEMENT OF CHANGES IN NET ASSETS,
NOTES TO FINANCIAL STATEMENTS,
FINANCIAL HIGHLIGHTS
AND REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

--------------------------------------------------------------------------------
 ITT HARTFORD MUTUAL FUNDS, INC.
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JULY 1, 1996 (INCEPTION) TO DECEMBER 31, 1996

                                           ITT HARTFORD
                           ITT HARTFORD    BOND INCOME
                               MONEY         STRATEGY
                            MARKET FUND        FUND
                           -------------   ------------
INVESTMENT INCOME:
  Dividends..............  $    --         $   --
  Interest...............       252,103        323,463
  Less: foreign tax
   withheld..............       --             --
                           -------------   ------------
    Total investment
     income..............       252,103        323,463
                           -------------   ------------
EXPENSES:
  Investment advisory
   fees..................        22,884         30,076
  Transfer agent fees....        15,988         13,214
  Distribution fees
    Class A..............        13,818         13,898
    Class B..............       --                 225
  Custodian fees and
   expenses..............         1,607          1,518
  Accounting services....        27,218         27,525
  Registration fees......        38,949         39,058
  Board of directors
   fees..................         3,812          3,812
  Audit fees.............        18,721         18,931
  Legal fees.............         8,974          9,075
  Amortization of
   deferred
   organizational
   costs.................         2,186          3,276
  Other expenses.........         6,676          7,149
                           -------------   ------------
    Total expenses
     (before waivers and
     reimbursements).....       160,833        167,757
  Expense waivers and
   reimbursements........      (114,934)      (109,635)
                           -------------   ------------
  Total expenses, net....        45,899         58,122
                           -------------   ------------
  Net investment income
   (loss)................       206,204        265,341
                           -------------   ------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain on
   investments...........       --             159,623
  Net realized gain on
   forward foreign
   currency contracts....       --             --
  Net realized gain on
   futures contracts.....       --             --
  Net realized loss on
   foreign currency
   transactions..........       --             --
  Net unrealized
   appreciation of
   investments...........       --             159,276
  Net unrealized
   appreciation
   (depreciation) on
   translation of other
   assets and liabilities
   in foreign
   currencies............       --             --
  Net unrealized
   appreciation of
   futures contracts.....       --             --
  Unrealized appreciation
   of forward foreign
   currency contracts....       --             --
                           -------------   ------------
  Net realized and
   unrealized gain on
   investments...........       --             318,899
                           -------------   ------------
  Net increase in net
   assets resulting from
   operations............  $    206,204    $   584,240
                           -------------   ------------
                           -------------   ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                       ITT HARTFORD
                                         ITT HARTFORD                     CAPITAL      ITT HARTFORD     ITT HARTFORD
                          ITT HARTFORD   DIVIDEND AND   ITT HARTFORD   APPRECIATION       SMALL        INTERNATIONAL
                          ADVISERS FUND  GROWTH FUND     STOCK FUND        FUND        COMPANY FUND  OPPORTUNITIES FUND
                          -------------  ------------   ------------  ---------------  ------------  ------------------
INVESTMENT INCOME:
  Dividends..............  $   59,991     $   54,426    $    32,800     $    4,927     $     5,710       $   23,276
  Interest...............     123,816          7,178          8,813         10,866           9,153           12,398
  Less: foreign tax
   withheld..............        (419)           (37)          (209)           (37)            (18)          (2,757)
                          -------------  ------------   ------------  ---------------  ------------        --------
    Total investment
     income..............     183,388         61,567         41,404         15,756          14,845           32,917
                          -------------  ------------   ------------  ---------------  ------------        --------
EXPENSES:
  Investment advisory
   fees..................      38,897         13,810         15,357         18,419          14,746           12,988
  Transfer agent fees....      21,188         20,023         16,748         26,397          18,411           11,378
  Distribution fees
    Class A..............      15,237          5,408          5,429          6,681           5,144            4,561
    Class B..............       1,479            544          1,275            977             299              167
  Custodian fees and
   expenses..............       2,413          2,378          2,416          2,061           2,914           22,894
  Accounting services....      30,841         10,945         11,403         13,697          10,316            9,086
  Registration fees......      39,808         32,383         32,464         34,476          32,431           31,209
  Board of directors
   fees..................       3,812          3,812          3,812          3,812           3,812            3,812
  Audit fees.............      21,212          7,528          7,843          9,421           7,095            6,249
  Legal fees.............      10,169          3,609          3,760          4,516           3,401            2,996
  Amortization of
   deferred
   organizational
   costs.................       3,276          3,276          3,276          3,276           3,276            3,276
  Other expenses.........       9,116          3,550          3,861          4,556           2,943            2,918
                          -------------  ------------   ------------  ---------------  ------------        --------
    Total expenses
     (before waivers and
     reimbursements).....     197,448        107,266        107,644        128,289         104,788          111,534
  Expense waivers and
   reimbursements........    (123,622)       (81,036)       (78,838)       (94,120)        (79,380)         (86,164)
                          -------------  ------------   ------------  ---------------  ------------        --------
  Total expenses, net....      73,826         26,230         28,806         34,169          25,408           25,370
                          -------------  ------------   ------------  ---------------  ------------        --------
  Net investment income
   (loss)................     109,562         35,337         12,598        (18,413)        (10,563)           7,547
                          -------------  ------------   ------------  ---------------  ------------        --------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain on
   investments...........      34,690         34,697          8,296        734,669         323,041           32,945
  Net realized gain on
   forward foreign
   currency contracts....     --             --             --             --              --                15,163
  Net realized gain on
   futures contracts.....     --             --             --             --              --                 2,960
  Net realized loss on
   foreign currency
   transactions..........     --             --             --             --              --                  (834)
  Net unrealized
   appreciation of
   investments...........   1,031,480        458,202        489,848        843,034         152,272          220,997
  Net unrealized
   appreciation
   (depreciation) on
   translation of other
   assets and liabilities
   in foreign
   currencies............     --             --             --                 184         --                   (64)
  Net unrealized
   appreciation of
   futures contracts.....     --             --             --             --              --                 6,073
  Unrealized appreciation
   of forward foreign
   currency contracts....     --             --             --             --              --                   538
                          -------------  ------------   ------------  ---------------  ------------        --------
  Net realized and
   unrealized gain on
   investments...........   1,066,170        492,899        498,144      1,577,887         475,313          277,778
                          -------------  ------------   ------------  ---------------  ------------        --------
  Net increase in net
   assets resulting from
   operations............  $1,175,732     $  528,236    $   510,742     $1,559,474     $   464,750       $  285,325
                          -------------  ------------   ------------  ---------------  ------------        --------
                          -------------  ------------   ------------  ---------------  ------------        --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

--------------------------------------------------------------------------------
 ITT Hartford Mutual Funds, Inc.
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM JULY 1, 1996 (INCEPTION) TO DECEMBER 31, 1996

                                           ITT HARTFORD
                           ITT HARTFORD    BOND INCOME
                               MONEY         STRATEGY
                            MARKET FUND        FUND
                           -------------   ------------
OPERATIONS:
  Net investment income
   (loss)................  $    206,204    $   265,341
  Net realized gain......       --             159,623
  Net unrealized
   appreciation of
   investments...........       --             159,276
                           -------------   ------------
  Net increase in net
   assets resulting from
   operations............       206,204        584,240
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
   income
    Class A..............      (206,198)      (255,221)
    Class B..............       --              (1,518)
    Class Y..............            (6)          (129)
  From net realized gain
   on investments
    Class A..............       --             (59,781)
    Class B..............       --                (686)
    Class Y..............       --                 (29)
CAPITAL SHARE
  TRANSACTIONS:
    Class A..............    10,753,621     10,658,828
    Class B..............       --             123,373
    Class Y..............           280          5,057
                           -------------   ------------
  Net increase in net
   assets................    10,753,901     11,054,134
NET ASSETS:
  Beginning of period....       --             --
  End of period..........  $ 10,753,901    $11,054,134
                           -------------   ------------
                           -------------   ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                       ITT HARTFORD
                                         ITT HARTFORD                     CAPITAL      ITT HARTFORD     ITT HARTFORD
                          ITT HARTFORD   DIVIDEND AND   ITT HARTFORD   APPRECIATION       SMALL        INTERNATIONAL
                          ADVISERS FUND  GROWTH FUND     STOCK FUND        FUND        COMPANY FUND  OPPORTUNITIES FUND
                          -------------  ------------   ------------  ---------------  ------------  ------------------
OPERATIONS:
  Net investment income
   (loss)................  $  109,562     $   35,337    $    12,598     $  (18,413)    $   (10,563)      $    7,547
  Net realized gain......      34,690         34,697          8,296        734,669         323,041           50,234
  Net unrealized
   appreciation of
   investments...........   1,031,480        458,202        489,848        843,218         152,272          227,544
                          -------------  ------------   ------------  ---------------  ------------  ------------------
  Net increase in net
   assets resulting from
   operations............   1,175,732        528,236        510,742      1,559,474         464,750          285,325
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
   income
    Class A..............     (98,048)       (32,275)       (10,931)       --              --               (25,685)
    Class B..............      (9,994)        (3,872)        (2,242)       --              --                  (963)
    Class Y..............        (270)          (226)          (117)       --              --                  (446)
  From net realized gain
   on investments
    Class A..............     --              (9,096)       --            (261,732)       (292,131)         (11,118)
    Class B..............     --              (1,043)       --             (25,075)        (14,827)            (408)
    Class Y..............     --                 (55)       --              (3,191)         (4,569)            (165)
CAPITAL SHARE
  TRANSACTIONS:
    Class A..............  13,268,744      5,603,131      5,779,861      7,789,947       4,503,579        4,049,578
    Class B..............   1,509,188        727,849      1,249,897        858,773         255,112          160,933
    Class Y..............      33,877         35,634         44,134        106,388          75,111           63,113
                          -------------  ------------   ------------  ---------------  ------------  ------------------
  Net increase in net
   assets................  15,879,229      6,848,283      7,571,344     10,024,584       4,987,025        4,520,164
NET ASSETS:
  Beginning of period....     --             --             --             --              --              --
  End of period..........  $15,879,229    $6,848,283    $ 7,571,344     $10,024,584    $ 4,987,025       $4,520,164
                          -------------  ------------   ------------  ---------------  ------------  ------------------
                          -------------  ------------   ------------  ---------------  ------------  ------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

--------------------------------------------------------------------------------
 ITT Hartford Mutual Funds, Inc.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

 1.  ORGANIZATION:

    ITT Hartford Mutual Funds, Inc. (the Company) is an open-end management investment company comprised of eight diversified portfolios (each a "Fund" or together the "Funds"). The Company was organized under the laws of the State of Maryland and was registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company.

    The Funds and their investment objectives are listed below:

ITT Hartford Money Market Fund           Seeks maximum current income consistent with liquidity and
 (Money Market Fund)                     preservation of capital.

ITT Hartford Bond Income Strategy Fund   Seeks a high level of current income consistent with a
 (Bond Income Strategy Fund)             competitive total return, as compared to bond funds with
                                         similar investment objectives and policies, by investing
                                         primarily in debt securities.

ITT Hartford Advisers Fund (Advisers     Seeks maximum long-term total rate of return by investing in
 Fund)                                   common stocks and other equity securities, bonds and other debt securities and money market instruments.

ITT Hartford Dividend and Growth Fund    Seeks a high level of current income consistent with growth
 (Dividend and Growth Fund)              of capital by investing primarily in equity securities.

ITT Hartford Stock Fund (Stock Fund)     Seeks long-term growth of capital with income a secondary
                                         consideration by investing primarily in equity securities.

ITT Hartford Capital Appreciation Fund   Seeks growth of capital by investing primarily in equity
 (Capital Appreciation Fund)             securities selected on the basis of potential for capital
                                         appreciation.

ITT Hartford Small Company Fund          Seeks growth of capital by investing primarily in equity
 (Small Company Fund)                    securities selected on the basis of potential for capital
                                         appreciation.

ITT Hartford International               Seeks growth of capital by investing primarily in equity
 Opportunities Fund (International       securities issued by non-U.S. companies.
 Opportunities Fund)

    The Company consists of eight series of portfolios, each of which is divided into Class A, Class B and Class Y shares except for the Money Market Fund, which is divided into Class A and Class Y shares. Class A shares are sold with a front-end load sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which declines from 5.00% of net asset value to zero depending on the period of time the shares are held. Class Y shares are sold to certain institutional investors without a sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class may have different expenses which may affect performance.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

    b) SECURITY VALUATION--Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in the Money Market Fund are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the Bond Income Strategy, Advisers, Dividend and Growth, Stock, Capital Appreciation, Small Company and International Opportunities Funds, short-term investments purchased with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments purchased with a maturity of greater than 60 days are valued based on market quotations until the remaining days to maturity become less than 61 days. From that time until maturity, the investments are valued at amortized cost.

       Equity securities are valued at the last sales price reported on the principal securities markets on which such securities are traded (domestic or foreign). If no sale occurred on such day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rate at the end of each business day. Options are valued at the last sales price; if no sale occurred on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at fair value by a person designated by the Funds' Board of Directors.

    c) FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividends and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

       The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain (loss) on investments in the accompanying financial statements.

       Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    d) REPURCHASE AGREEMENTS--A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest receivable, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security(ies), including accrued interest receivable, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable.

       In June 1996, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 125, ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES. This Statement provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. Under the provisions of SFAS No. 125, transfers of certain financial assets, such as repurchase agreements, are required to be accounted for as sales if control, as defined, over those assets has been surrendered by the transferor. The Statement also requires collateral under repurchase agreements and securities lending transactions to be separately classified by the debtor and recognized as an asset by the creditor in the respective financial statements if certain conditions are met. SFAS No. 125 is effective for transfers of financial assets occurring after December 31, 1996, except for certain transfers for which the effective date has been delayed to January 1, 1998 by SFAS No. 127, DEFERRAL OF THE EFFECTIVE DATE OF CERTAIN PROVISIONS OF FASB STATEMENT NO. 125, issued by the FASB in December 1996. Management does not believe the adoption of this new accounting standard will have a material impact on the financial position or future results of operations of the Funds.

    e) JOINT TRADING ACCOUNT--Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (HIMCO) or Wellington Management Company (Wellington). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    f) FUTURES, OPTIONS ON FUTURES AND OPTIONS TRANSACTIONS--The Funds enter into futures contracts to retain their cash balances and yet be exposed to the market, thereby providing the liquidity necessary to accommodate redemptions while at the same time providing shareholders the investment return of a fully invested portfolio. A futures contract is an agreement between two parties to buy and sell a security at a predetermined price on a future date. When the Funds enter into such contracts, they are required to deposit with their broker an amount of "initial margin" of cash or U.S.

--------------------------------------------------------------------------------
 ITT HARTFORD MUTUAL FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1996
       Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market) and resulting in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in the excess of cash, receivables and other assets over liabilities or the excess of liabilities over cash, receivables and other assets, as applicable, in each Fund's Statement of Net Assets.

       At any time prior to expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

       The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets as an investment and subsequently "marked-to-market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending upon whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise of the option will be increased by the premium originally paid.

    g) FEDERAL INCOME TAXES--For Federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable income and net realized capital gains to their shareholders or otherwise complying with the requirements for regulated investment companies. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

    h) FUND SHARE VALUATION AND DIVIDEND DISTRIBUTIONS TO SHAREHOLDERS--Orders for the Funds' shares are executed in accordance with the investment instructions of the shareholders. Dividend income is accrued as of the ex-dividend date. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

       Each Fund intends to distribute substantially all of its net investment income and realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Stock, Capital Appreciation, Small Company and International Opportunities Funds will be declared and paid annually; dividends from net investment income of the Advisers and Dividend and Growth Funds will be declared and paid semi-annually; dividends from the net investment income of the Bond Income Strategy Fund will be declared and paid monthly, and dividends from net investment income of the Money Market Fund will be declared daily and paid monthly. Dividends from the Money Market Fund are not paid on shares until the day following the date on which the shares are issued. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of each Fund.

    i) FORWARD FOREIGN CURRENCY CONTRACTS--As of December 31, 1996, the International Opportunities Fund had entered into forward foreign currency exchange contracts that obligate the Fund to repurchase currencies at specified future dates. The Fund enters into forward foreign currency contracts to manage currency exchange rate risk.

       Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Net Assets. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

    j) ORGANIZATIONAL COSTS--Costs incurred by the Funds in connection with their organization and public offering of shares have been deferred and are being amortized on a straight-line basis over five years. The unamortized deferred organizational costs of each Fund as of December 31, 1996 are included in the excess of cash, receivables and other assets over liabilities or the excess of liabilities over cash, receivables and other assets, as applicable, in each Fund's Statement of Net Assets.

    k) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  EXPENSES:

    a) INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS--HIMCO, a wholly-owned subsidiary of Hartford Life Insurance Company (HL), serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement dated July 22, 1996. HIMCO has overall investment supervisory responsibility for each Fund and is responsible for the day to day investment decisions with respect to the assets of the Bond Income Strategy and the Money Market Funds. In addition, HIMCO provides administrative personnel, services, equipment and facilities and office space for the operation of the Company. HIMCO has contracted with Wellington for the provision of day-to-day management services to the Advisers, Dividend and Growth, Stock, Capital Appreciation, Small Company and International Opportunities Funds in accordance with each Fund's investment objectives and policies. Each Fund pays a fee to HIMCO, a portion of which may be used to compensate Wellington.

       The schedule below reflects the rates of compensation paid to HIMCO for services rendered:

                MONEY MARKET FUND

AVERAGE DAILY NET ASSETS               ANNUAL FEE
------------------------------------  ------------
On first $500 million                       .50%
On next $500 million                        .45%
Over $1 billion                             .40%


            BOND INCOME STRATEGY FUND

AVERAGE DAILY NET ASSETS               ANNUAL FEE
------------------------------------  ------------
On first $500 million                       .65%
On next $500 million                        .55%
Over $1 billion                             .50%

                   ADVISERS AND
            DIVIDEND AND GROWTH FUNDS

AVERAGE DAILY NET ASSETS               ANNUAL FEE
------------------------------------  ------------
On first $500 million                       .75%
On next $500 million                        .65%
Over $1 billion                             .60%

                    STOCK AND
            CAPITAL APPRECIATION FUNDS

AVERAGE DAILY NET ASSETS               ANNUAL FEE
------------------------------------  ------------
On first $500 million                       .80%
On next $500 million                        .70%
Over $1 billion                             .65%

--------------------------------------------------------------------------------
 ITT HARTFORD MUTUAL FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1996

                SMALL COMPANY AND
        INTERNATIONAL OPPORTUNITIES FUNDS

AVERAGE DAILY NET ASSETS               ANNUAL FEE
------------------------------------  ------------
On first $500 million                       .85%
On next $500 million                        .75%
Over $1 billion                             .70%

    b) DISTRIBUTION AND SERVICE PLANS FOR CLASS A AND B SHARES--Hartford Securities Distribution Company, Inc. (HSD, or the Distributor), a wholly-owned subsidiary of HL, is the principal underwriter and distributor of the Funds. HSD is solely engaged in distribution activities which include marketing, distribution and clearing of shares through broker/dealers, financing distribution costs, supervising the activities of the transfer agent and maintaining financial books and records.

       The Funds have adopted Distribution and Service Plans to compensate the Distributor for the distribution of Class A and Class B shares and servicing the accounts of Class A and Class B shareholders. The Class A plan provides for periodic payments to broker-dealers who provide services to accounts that hold Class A shares and for promotional and other sales related costs. The Distributor is compensated at an annual rate that may not exceed 0.35% of the average daily net asset value of Class A shares of each Fund, some or all of which may be remitted to broker-dealers. Up to 0.25% of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. The Class A Rule 12b-1 fee for each Fund has been voluntarily capped at 0.30% through July 1, 1997. The cap may be removed at any time after this date. Some or all of the 12b-1 fee for Class B shares may be paid to broker-dealers for distribution and or shareholder account services. Under the Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses.

    c) OPERATING EXPENSES--Allocable expenses incurred by the Funds are allocated to each Fund in proportion to the average daily net assets of each Fund, except where the allocation of certain expenses is more fairly made directly to the Fund. ITT Hartford Group, Inc. (ITT Hartford), the ultimate parent of HIMCO, has voluntarily agreed to limit the total operating expenses of the Class A and Class Y shares of the Money Market Fund and Class A, B and Y shares of all other Funds, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses, until at least July 1, 1997 as follows:

          FUND                                       CLASS A   CLASS B   CLASS Y
          -----------------------------------------  -------   -------   -------
          Money Market Fund........................   1.00%      N/A      0.55%
          Bond Income Strategy Fund................   1.25%     1.95%     0.80%
          Advisers Fund............................   1.40%     2.10%     0.95%
          Dividend and Growth Fund.................   1.40%     2.10%     0.95%
          Stock Fund...............................   1.45%     2.15%     1.00%
          Capital Appreciation Fund................   1.45%     2.15%     1.00%
          Small Company Fund.......................   1.45%     2.15%     1.00%
          International Opportunities Fund.........   1.65%     2.35%     1.20%

       Such voluntary and temporary fee waivers and expense limitation arrangements may be terminated by ITT Hartford at any time without notice.

    d) OTHER RELATED PARTY TRANSACTIONS--ITT Hartford and its subsidiaries provide facilities and office equipment, as well as perform certain other services, including fund accounting and financial reporting, to the Funds. Certain officers of the Funds are directors and/or officers of HIMCO, HSD and/or ITT Hartford or its subsidiaries. No officer of the Funds receives any compensation directly from the Funds.

 4.  AFFILIATE HOLDINGS:

    a) As of December 31, 1996, HIMCO had ownership of shares in the Funds as follows:

FUND                                                                                           CLASS A       CLASS B      CLASS Y
-------------------------------------------------------------------------------------------  ------------  -----------  -----------
Money Market Fund..........................................................................    10,210,019      N/A             128
Bond Income Strategy Fund..................................................................     1,031,000         488          490
Advisers Fund..............................................................................     1,007,370         479          479
Dividend and Growth Fund...................................................................       302,557         478          479
Stock Fund.................................................................................       301,006         476          476
Capital Appreciation Fund..................................................................       309,810         490          490
Small Company Fund.........................................................................       321,031         508          507
International Opportunities Fund...........................................................       303,122         479          480

 5.  INVESTMENT TRANSACTIONS:

    For the period from July 1, 1996 (inception) to December 31, 1996, investment transactions (excluding short-term investments) were as follows:

                                                                                            COST OF         PROCEEDS FROM
FUND                                                                                       PURCHASES            SALES
--------------------------------------------------------------------------------------  ----------------  ------------------
Bond Income Strategy Fund.............................................................   $   16,658,804      $  6,387,439
Advisers Fund.........................................................................       15,498,768         1,893,363
Dividend and Growth Fund..............................................................        7,171,445         1,051,071
Stock Fund............................................................................        6,684,137           431,866
Capital Appreciation Fund.............................................................       14,701,916         6,730,604
Small Company Fund....................................................................        6,423,566         2,203,829
International Opportunities Fund......................................................        4,161,383           577,089

 6.  TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS:

    As of December 31, 1996, the aggregate gross unrealized appreciation and depreciation on all investments, based on cost for federal income tax purposes, was as follows:

                                                                         TAX        UNREALIZED    UNREALIZED   NET UNREALIZED
FUND                                                                    COST       APPRECIATION  DEPRECIATION   APPRECIATION
------------------------------------------------------------------  -------------  ------------  ------------  --------------
Bond Income Strategy Fund.........................................  $  10,601,500  $    190,409   $  (31,133)   $    159,276
Advisers Fund.....................................................     14,456,044     1,180,775     (149,436)      1,031,339
Dividend and Growth Fund..........................................      6,418,218       530,811      (78,755)        452,056
Stock Fund........................................................      6,861,567       596,342     (106,495)        489,847
Capital Appreciation Fund.........................................      8,821,982     1,186,092     (343,058)        843,034
Small Company Fund................................................      4,786,372       454,968     (303,291)        151,677
International Opportunities Fund..................................      4,342,817       362,745     (141,748)        220,997

 7.  CAPITAL SHARE TRANSACTIONS:

    The following information is for the period from July 1, 1996 (inception) to December 31, 1996:

                                          MONEY                BOND INCOME                                   DIVIDEND AND
                                       MARKET FUND            STRATEGY FUND           ADVISERS FUND           GROWTH FUND
                                 -----------------------  ----------------------  ----------------------  -------------------
                                   SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT     SHARES     AMOUNT
                                 ----------  -----------  ---------  -----------  ---------  -----------  -------  ----------
CLASS A
Shares sold....................  10,742,496  $10,742,496  1,033,915  $10,347,528  1,286,188  $13,174,231  528,490  $5,568,935
Shares issued on reinvestment
 of distributions..............     206,091      206,091     30,839      314,647      8,674       97,406    3,550      41,188
Shares redeemed................    (194,966)    (194,966)      (324)      (3,347)      (261)      (2,893)    (612)     (6,992)
                                 ----------  -----------  ---------  -----------  ---------  -----------  -------  ----------
Net increase...................  10,753,621  $10,753,621  1,064,430  $10,658,828  1,294,601  $13,268,744  531,428  $5,603,131
                                 ----------  -----------  ---------  -----------  ---------  -----------  -------  ----------
                                 ----------  -----------  ---------  -----------  ---------  -----------  -------  ----------

--------------------------------------------------------------------------------
 ITT HARTFORD MUTUAL FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1996

                                                                 CAPITAL              SMALL COMPANY          INTERNATIONAL
                                       STOCK FUND           APPRECIATION FUND              FUND           OPPORTUNITIES FUND
                                 -----------------------  ----------------------  ----------------------  -------------------
                                   SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT     SHARES     AMOUNT
                                 ----------  -----------  ---------  -----------  ---------  -----------  -------  ----------
CLASS A
Shares sold....................     544,300  $ 5,784,608    658,540  $ 7,560,478    410,929  $ 4,223,877  397,759  $4,020,902
Shares issued on reinvestment
 of distributions..............         927       10,897     19,716      260,446     27,530      290,714    3,456      36,538
Shares redeemed................      (1,348)     (15,644)    (2,381)     (30,977)      (972)     (11,012)    (741)     (7,862)
                                 ----------  -----------  ---------  -----------  ---------  -----------  -------  ----------
Net increase...................     543,879  $ 5,779,861    675,875  $ 7,789,947    437,487  $ 4,503,579  400,474  $4,049,578
                                 ----------  -----------  ---------  -----------  ---------  -----------  -------  ----------
                                 ----------  -----------  ---------  -----------  ---------  -----------  -------  ----------

                                          MONEY                BOND INCOME                                   DIVIDEND AND
                                       MARKET FUND            STRATEGY FUND           ADVISERS FUND           GROWTH FUND
                                 -----------------------  ----------------------  ----------------------  -------------------
                                   SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT     SHARES     AMOUNT
                                 ----------  -----------  ---------  -----------  ---------  -----------  -------  ----------
CLASS B
Shares sold....................      --      $   --          12,400  $   126,990    135,067  $ 1,502,853   63,586  $  723,176
Shares issued on reinvestment
 of distributions..............      --          --             215        2,203        890        9,972      405       4,673
Shares redeemed................      --          --            (561)      (5,820)      (324)      (3,637)   --         --
                                 ----------  -----------  ---------  -----------  ---------  -----------  -------  ----------
Net increase...................      --      $   --          12,054  $   123,373    135,633  $ 1,509,188   63,991  $  727,849
                                 ----------  -----------  ---------  -----------  ---------  -----------  -------  ----------
                                 ----------  -----------  ---------  -----------  ---------  -----------  -------  ----------

                                                                 CAPITAL                                     INTERNATIONAL
                                       STOCK FUND           APPRECIATION FUND       SMALL COMPANY FUND    OPPORTUNITIES FUND
                                 -----------------------  ----------------------  ----------------------  -------------------
                                   SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT     SHARES     AMOUNT
                                 ----------  -----------  ---------  -----------  ---------  -----------  -------  ----------
CLASS B
Shares sold....................     109,160  $ 1,251,332     64,875  $   834,147     22,152  $   250,555   15,077  $  159,562
Shares issued on reinvestment
 of distributions..............         189        2,215      1,881       24,777      1,387       14,601      130       1,371
Shares redeemed................        (315)      (3,650)       (11)        (151)      (880)     (10,044)   --         --
                                 ----------  -----------  ---------  -----------  ---------  -----------  -------  ----------
Net increase...................     109,034  $ 1,249,897     66,745  $   858,773     22,659  $   255,112   15,207  $  160,933
                                 ----------  -----------  ---------  -----------  ---------  -----------  -------  ----------
                                 ----------  -----------  ---------  -----------  ---------  -----------  -------  ----------

                                          MONEY                BOND INCOME                                   DIVIDEND AND
                                       MARKET FUND            STRATEGY FUND           ADVISERS FUND           GROWTH FUND
                                 -----------------------  ----------------------  ----------------------  -------------------
                                   SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT     SHARES     AMOUNT
                                 ----------  -----------  ---------  -----------  ---------  -----------  -------  ----------
CLASS Y
Shares sold....................         276  $       276        490  $     4,900      3,039  $    33,608    3,119  $   35,353
Shares issued on reinvestment
 of distributions..............           4            4         15          157         24          269       24         281
Shares redeemed................      --          --          --          --          --          --         --         --
                                 ----------  -----------  ---------  -----------  ---------  -----------  -------  ----------
Net increase...................         280  $       280        505  $     5,057      3,063  $    33,877    3,143  $   35,634
                                 ----------  -----------  ---------  -----------  ---------  -----------  -------  ----------
                                 ----------  -----------  ---------  -----------  ---------  -----------  -------  ----------

                                                                 CAPITAL                                     INTERNATIONAL
                                       STOCK FUND           APPRECIATION FUND       SMALL COMPANY FUND    OPPORTUNITIES FUND
                                 -----------------------  ----------------------  ----------------------  -------------------
                                   SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT     SHARES     AMOUNT
                                 ----------  -----------  ---------  -----------  ---------  -----------  -------  ----------
CLASS Y
Shares sold....................       3,838  $    44,018      7,775  $   103,199      6,324  $    70,546    5,873  $   62,502
Shares issued on reinvestment
 of distributions..............          10          116        241        3,189        432        4,565       58         611
Shares redeemed................      --          --          --          --          --          --         --         --
                                 ----------  -----------  ---------  -----------  ---------  -----------  -------  ----------
Net increase...................       3,848  $    44,134      8,016  $   106,388      6,756  $    75,111    5,931  $   63,113
                                 ----------  -----------  ---------  -----------  ---------  -----------  -------  ----------
                                 ----------  -----------  ---------  -----------  ---------  -----------  -------  ----------

 8.  RECLASSIFICATION OF CAPITAL ACCOUNTS:

    In accordance with AICPA Statement of Position 93-2, DETERMINATION, DISCLOSURE AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES, several reclassifications have been recorded in the Funds' capital accounts. These reclassifications had no impact on the net asset value of the Funds and are designed generally to present accumulated undistributed (distribution in excess of) net investment income and net realized gain on investments on a tax basis which is considered to be more informative to the shareholder. As of December 31, 1996, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                                                 ACCUMULATED
                                                                                UNDISTRIBUTED     ACCUMULATED
                                                                                (DISTRIBUTION    UNDISTRIBUTED
                                                                                IN EXCESS OF)    NET REALIZED
                                                                                NET INVESTMENT      GAIN ON      PAID IN
                                                                                    INCOME        INVESTMENTS    SURPLUS
                                                                                --------------   -------------   -------
Bond Income Strategy Fund.....................................................     $ 1,817         $ (1,817)       $--
Advisers Fund.................................................................         526             (526)       --
Dividend and Growth Fund......................................................         (24)          --              24
Stock Fund....................................................................         692             (692)       --
Capital Appreciation Fund.....................................................      18,413          (18,413)       --
Small Company Fund............................................................      10,563          (10,563)       --
International Opportunities Fund..............................................      17,810          (17,810)       --

--------------------------------------------------------------------------------
 ITT Hartford Mututal Funds, Inc.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                    NET REALIZED
                                                        AND                                  DISTRIBUTIONS
                           NET ASSET                 UNREALIZED                 DIVIDENDS      FROM NET
                           VALUE AT       NET       GAIN (LOSS)    TOTAL FROM    FROM NET      REALIZED
                           BEGINNING   INVESTMENT        ON        INVESTMENT   INVESTMENT      GAIN ON
                           OF PERIOD     INCOME     INVESTMENTS    OPERATIONS     INCOME      INVESTMENTS
                           ---------   ----------   ------------   -----------  ----------   -------------

ITT HARTFORD MONEY MARKET
  FUND
  July 1, 1996 to
  December 31, 1996
  Class A................    $1.00       $ 0.02       $ 0.00         $ 0.02       $(0.02)       $ 0.00
  Class Y................     1.00         0.02         0.00           0.02        (0.02)         0.00
ITT HARTFORD BOND INCOME
  STRATEGY FUND
  July 1, 1996 to
  December 31, 1996
  Class A................    10.00         0.26         0.31           0.57        (0.25)        (0.06)
  Class B................    10.00         0.20         0.34           0.54        (0.23)        (0.06)
  Class Y................    10.00         0.28         0.31           0.59        (0.26)        (0.06)
ITT HARTFORD ADVISERS
  FUND
  July 1, 1996 to
  December 31, 1996
  Class A................    10.00         0.09         1.07           1.16        (0.08)         0.00
  Class B................    10.00         0.02         1.11           1.13        (0.08)         0.00
  Class Y................    10.00         0.03         1.16           1.19        (0.09)         0.00
ITT HARTFORD DIVIDEND AND
  GROWTH FUND
  July 1, 1996 to
  December 31, 1996
  Class A................    10.00         0.07         1.46           1.53        (0.06)        (0.02)
  Class B................    10.00         0.01         1.48           1.49        (0.07)        (0.02)
  Class Y................    10.00         0.02         1.53           1.55        (0.07)        (0.02)
ITT HARTFORD STOCK FUND
  July 1, 1996 to
  December 31, 1996
  Class A................    10.00         0.02         1.53           1.55        (0.02)         0.00
  Class B................    10.00         0.00         1.52           1.52        (0.02)         0.00
  Class Y................    10.00         0.01         1.57           1.58        (0.03)         0.00
ITT HARTFORD CAPITAL
  APPRECIATION FUND
  July 1, 1996 to
  December 31, 1996
  Class A................    10.00        (0.03)        3.80           3.77         0.00         (0.41)
  Class B................    10.00        (0.02)        3.75           3.73         0.00         (0.41)
  Class Y................    10.00         0.00         3.79           3.79         0.00         (0.41)
ITT HARTFORD SMALL
  COMPANY FUND
  July 1, 1996 to
  December 31, 1996
  Class A................    10.00        (0.02)        1.42           1.40         0.00         (0.72)
  Class B................    10.00        (0.02)        1.39           1.37         0.00         (0.72)
  Class Y................    10.00         0.00         1.43           1.43         0.00         (0.72)
ITT HARTFORD
  INTERNATIONAL
  OPPPORTUNITIES FUND
  July 1, 1996 to
  December 31, 1996
  Class A................    10.00         0.02         0.79           0.81        (0.06)        (0.03)
  Class B................    10.00        (0.01)        0.80           0.79        (0.07)        (0.03)
  Class Y................    10.00         0.00         0.84           0.84        (0.08)        (0.03)

(a) Annualized.

(b) Does not include sales charges.

(c) The portfolio turnover rate and the average commission rate paid are calculated at the Fund level and are non-class specific.

(d) Not annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                                    AVERAGE NET
                                                                        NET ASSETS     ASSETS
                                                    NET ASSET            AT END OF   DURING THE    RATIO OF
                                       CHANGE IN    VALUE AT              PERIOD       PERIOD     EXPENSES TO
                            TOTAL      NET ASSET       END      TOTAL       (IN         (IN         AVERAGE
                          DISTRIBUTIONS    VALUE    OF PERIOD  RETURN(B)(D) THOUSANDS)  THOUSANDS) NET ASSETS(A)
                          ----------  ------------  ---------  -------  ----------- ------------ -------------

ITT HARTFORD MONEY MARKET
  FUND
  July 1, 1996 to
  December 31, 1996
  Class A................    $(0.02)     $ 0.00       $1.00     2.01%     $10,754     $10,339          2.70%
  Class Y................     (0.02)       0.00        1.00     2.34         0.3          0.3       3496.38
ITT HARTFORD BOND INCOME
  STRATEGY FUND
  July 1, 1996 to
  December 31, 1996
  Class A................     (0.31)       0.26       10.26     5.73      10,925       10,402          2.72
  Class B................     (0.29)       0.25       10.25     5.38         124           49         22.36
  Class Y................     (0.32)       0.27       10.27     5.95           5            5        185.34
ITT HARTFORD ADVISERS
  FUND
  July 1, 1996 to
  December 31, 1996
  Class A................     (0.08)       1.08       11.08    11.56      14,347       11,384          2.94
  Class B................     (0.08)       1.05       11.05    11.28       1,499          325          6.71
  Class Y................     (0.09)       1.10       11.10    11.88          34            6        144.82
ITT HARTFORD DIVIDEND AND
  GROWTH FUND
  July 1, 1996 to
  December 31, 1996
  Class A................     (0.08)       1.45       11.45    15.29       6,083        4,032          4.12
  Class B................     (0.09)       1.40       11.40    14.82         730          119         12.97
  Class Y................     (0.09)       1.46       11.46    15.49          36            7        141.53
ITT HARTFORD STOCK FUND
  July 1, 1996 to
  December 31, 1996
  Class A................     (0.02)       1.53       11.53    15.50       6,273        4,047          3.96
  Class B................     (0.02)       1.50       11.50    15.20       1,254          277          7.76
  Class Y................     (0.03)       1.55       11.55    15.80          44            7        133.50
ITT HARTFORD CAPITAL
  APPRECIATION FUND
  July 1, 1996 to
  December 31, 1996
  Class A................     (0.41)       3.36       13.36    37.75       9,028        4,978          4.10
  Class B................     (0.41)       3.32       13.32    37.35         889          215          9.05
  Class Y................     (0.41)       3.38       13.38    37.95         107           10         93.64
ITT HARTFORD SMALL
  COMPANY FUND
  July 1, 1996 to
  December 31, 1996
  Class A................     (0.72)       0.68       10.68    14.11       4,673        3,845          4.24
  Class B................     (0.72)       0.65       10.65    13.81         241           66         20.03
  Class Y................     (0.72)       0.71       10.71    14.41          72            8        115.33
ITT HARTFORD
  INTERNATIONAL
  OPPPORTUNITIES FUND
  July 1, 1996 to
  December 31, 1996
  Class A................     (0.09)       0.72       10.72     8.14       4,294        3,407          5.35
  Class B................     (0.10)       0.69       10.69     7.86         163           36         32.61
  Class Y................     (0.11)       0.73       10.73     8.36          64            8        126.52

                              RATIO OF         RATIO OF
                             EXPENSES TO          NET
                               AVERAGE        INVESTMENT                AVERAGE
                             NET ASSETS      INCOME (LOSS)  PORTFOLIO  COMMISSION
                          AFTER WAIVERS AND   TO AVERAGE    TURNOVER      RATE
                          REIMBURSEMENTS(A)  NET ASSETS(A)   RATE(C)    PAID(C)
                          -----------------  -------------  ---------  ----------
ITT HARTFORD MONEY MARKET
  FUND
  July 1, 1996 to
  December 31, 1996
  Class A................        1.00%            4.49%        N/A        N/A
  Class Y................        0.55             4.56
ITT HARTFORD BOND INCOME
  STRATEGY FUND
  July 1, 1996 to
  December 31, 1996
  Class A................        1.25             5.72        75.52%      N/A
  Class B................        1.95             5.22
  Class Y................        0.80             6.17
ITT HARTFORD ADVISERS
  FUND
  July 1, 1996 to
  December 31, 1996
  Class A................        1.40             2.13        19.75     $0.0297
  Class B................        2.10             1.24
  Class Y................        0.95             2.75
ITT HARTFORD DIVIDEND AND
  GROWTH FUND
  July 1, 1996 to
  December 31, 1996
  Class A................        1.40             1.95        29.80      0.0306
  Class B................        2.10             0.82
  Class Y................        0.95             2.41
ITT HARTFORD STOCK FUND
  July 1, 1996 to
  December 31, 1996
  Class A................        1.45             0.71        11.87      0.0281
  Class B................        2.15            (0.12)
  Class Y................        1.00             1.37
ITT HARTFORD CAPITAL
  APPRECIATION FUND
  July 1, 1996 to
  December 31, 1996
  Class A................        1.45            (0.70)      149.99      0.0381
  Class B................        2.15            (1.53)
  Class Y................        1.00             0.04
ITT HARTFORD SMALL
  COMPANY FUND
  July 1, 1996 to
  December 31, 1996
  Class A................        1.45            (0.60)       69.92      0.0313
  Class B................        2.15            (1.30)
  Class Y................        1.00             0.03
ITT HARTFORD
  INTERNATIONAL
  OPPPORTUNITIES FUND
  July 1, 1996 to
  December 31, 1996
  Class A................        1.65             0.51        21.51      0.0175
  Class B................        2.35            (0.86)
  Class Y................        1.20             0.57

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

 TO THE BOARD OF DIRECTORS OF
ITT HARTFORD MUTUAL FUNDS, INC.:

We have audited the accompanying statements of net assets of ITT Hartford Mutual Funds, Inc. (a Maryland Corporation) (consisting of ITT Hartford Money Market, ITT Hartford Bond Income Strategy, ITT Hartford Advisers, ITT Hartford Dividend and Growth, ITT Hartford Stock, ITT Hartford Capital Appreciation, ITT Hartford Small Company and ITT Hartford International Opportunities Funds) (the Funds) as of December 31, 1996, and the related statements of operations and changes in net assets and the financial highlights for the period from July 1, 1996 (inception) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian bank. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising ITT Hartford Mutual Funds, Inc. as of December 31, 1996, and the results of their operations, the changes in their net assets and the financial highlights for the period from July 1, 1996 (inception) to December 31, 1996, in conformity with generally accepted accounting principles.

                                                            ARTHUR ANDERSEN LLP

Hartford, Connecticut
February 14, 1997

                           THE HARTFORD MUTUAL FUNDS, INC.
                              PART C - OTHER INFORMATION

Item 24.      Financial Statements and Exhibits.
      (a)     Financial Statements.
      In Part A:   With respect to each Fund, financial highlights for the
                   period from July 22, 1996 (commencement of operations)
                   through December 31, 1996.
      In Part B:   With respect to each Fund: Statement of Net Assets as of
                   December 31, 1996, Statement of Operations for the period from July 22, 1996 (commencement of operations) through December 31, 1996; Statement of Changes in Net Assets for the period from July 22, 1996 (commencement of operations) through December 31, 1996.

      (b)     Exhibits
      1.      Articles of Incorporation(a)
      2.      By-Laws(a)
      3.      Not Applicable
      5.      Form of Investment Advisory Agreement(a)
      5.1     Form of Subadvisory Agreement
      5.2 Investment Management Agreement with Hartford Investment Financial Services Company
      5.3     Investment Subadvisory Agreement with Wellington Management LLP
      5.4 Investment Services Agreement with Hartford Investment Management Company
      6.      Form of Principal Underwriting Agreement(a)
      6.1     Form of Dealer Agreement with the Distributor(b)
      7.      Not Applicable
      8.      Form of Custodian Agreement(b)
      9.      Form of Transfer Agency and Service Agreement(b)
      10.     Opinion and Consent of Counsel(c)
      11.     Consent of Independent Public Accountants
      12.     Not Applicable
      13.     Not Applicable
      14.     Not Applicable
      15.     Form of Rule 12b-1 Distribution Plan for Class A Shares(a)
      15.1    Form of Rule 12b-1 Distribution Plan for Class B Shares(a)
      16.     Schedule of Computation for Performance Calculations(d)
      17.     Not Applicable
      18.     Form of Rule 18f-3 Plan(a)
      19.     Powers of Attorney(b)
      27.     Financial Data Schedules

------------------------------

     (a) Filed with Registrant's Initial Registration Statement on April 9,
         1996.
     (b) Filed with Registrant's Pre-Effective Amendment Number 1 on June 27, 1996.
     (c) To be filed with Registrant's Rule 24f-2 Notice.
     (d) Filed with Registrant's Post-Effective Amendment Number 2 on
         January 22, 1997.

Item 25.      Persons Controlled by or Under Common Control with Registrant.

     Inapplicable

Item 26.      Number of Record Holders by Class of Securities as of May 31,
              1997.

                   FUND NAME                      CLASS A   CLASS B  CLASS Y
    The Hartford Small Company Fund                 838       159       45
    The Hartford Capital Appreciation Fund        3,454     1,042       87
    The Hartford International Opportunities Fund   764       130       46
    The Hartford Stock Fund                       1,744       613       38
    The Hartford Dividend and Growth Fund         1,721       536       37
    The Hartford Advisors Fund                    1,797       589       25
    The Hartford Bond Income Strategy Fund          155        50        8
    The Hartford Money Market Fund                  860       N/A        7
                                                   ----      ----       --
    Total Number of Record Holders by Class      11,333     3,119      293
    ---------------------------------------       -----     -----      ---
    ---------------------------------------       -----     -----      ---


Item 27.      Indemnification.

      Reference is made to Article V of the Articles of Incorporation filed with Registrant's Initial Registration Statement on April 9, 1996.

Item 28.      Business and Other Connections of Investment Adviser.

      All of the information required by this item is set forth in Schedules D of Forms ADV, as amended, for HIFSCO (File No. 801-53584), Wellington Management (File No. 801-15908) and HIMCO (File No. 801-53542).


Item 29.      Principal Underwriters

      Hartford Securities Distribution Company, Inc. ("HSD") is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. HSD is the principal underwriter for the following registered investment companies:
Hartford Life Insurance Company - DC Variable Account I; Hartford Life Insurance Company - Separate Account Two (DC Variable Account II); Hartford Life Insurance Company - Separate Account Two (Variable Account "A"); Hartford Life Insurance Company - Separate Account Two (QP Variable Account); Hartford Life Insurance Company - Separate Account Two (NQ Variable Account); Hartford Life Insurance Company - Putnam Capital Manager Trust Separate Account; Hartford Life Insurance Company - Separate Account Two; Hartford Life Insurance Company - Separate Account Three; ITT Hartford Life and Annuity Insurance Company - Separate Account Three; Hartford Life Insurance Company - Separate Account Five; ITT Hartford Life and Annuity Insurance Company - Separate Account One; ITT Hartford Life and Annuity Insurance Company - Putnam Capital Manager Trust Separate Account Two.

    The Directors and principal officers of HSD and their position with the Registrant are as follows:

                                                      Position or Office
    Name*                        HSD                  with Registrant
    -----                      -------                ------------------

    Peter Cummins            Vice-President           Vice President
    Lynda Godkin             Secretary                None
    John P. Ginnetti         Executive Vice           Vice President
                             President
    George Jay               Controller &             Controller & Treasurer
                               Fin. Principal
    Stephen T. Joyce         Asst. Secretary          None
    Glen J. Kvadus           Asst. Secretary          None
    Thomas M. Marra          Exec. Vice-Pres.         Vice President
    Paul Eugene Olson        Supv. Registered         None
                               Principal
    Edward M. Ryan, (Jr.)    Asst. Secretary          None
    Lowndes A. Smith         President                Chairman
    Donald W. Waggaman, Jr.  Treasurer                None

    * Principal business address is P.O. Box 2999, Hartford, CT  01604-2999

Item 30.      Location of Accounts and Records.

    Books or other documents required to be maintained by the Registrant by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by the Registrant's custodian, State Street Bank and Trust Company, 224 Franklin Street, Boston, MA 02110 and the Registrant's transfer agent, Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, MA 02171. Registrant's financial ledgers and other corporate records are maintained at its offices at the Hartford Life Insurance Companies, 200 Hopmeadow Street, Simsbury, CT 06089.

Item 31.      Management Services

    Not Applicable

Item 32.      Undertakings.

    (a)  Not applicable

    (b)  Not applicable

    (c) The Company will furnish each person to whom a prospectus is delivered with a copy of the Company's latest annual report to shareholders, upon request and without charge.

    (d) The Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940, as amended, as it relates to the assistance to be rendered to shareholders with respect to the call of a meeting to replace a director.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 19th day of June, 1997.

                             THE HARTFORD MUTUAL FUNDS, INC.


                             By:             *
                                ------------------------------
                                  Joseph H. Gareau
                                  Its: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                              TITLE                    DATE
---------                              -----                    ----


              *                        President                June 19, 1997
-------------- --------------
Joseph H. Gareau                       (Chief Executive Officer
                                        & Director)

              *                        Controller & Treasurer   June 19, 1997
-------------- --------------
George R. Jay                          (Chief Accounting Officer and
                                        Chief Financial Officer)

              *                        Director                 June 19, 1997
-------------- --------------
Joseph A. Biernat


              *                        Director                 June 19, 1997
-------------- --------------
Winifred E. Coleman


              *                        Director                 June 19, 1997
-------------- --------------
William A. O'Neill


              *                        Director                 June 19, 1997
-------------- --------------
Millard H. Pryor, Jr.

              *                        Director                 June 19, 1997
-------------- --------------
Lowndes A. Smith

              *                        Director                 June 19, 1997
-------------- --------------
John K. Springer


/s/ Kevin J. Carr                                               June 19, 1997
-----------------------------
* By Kevin J. Carr
     Attorney-in-fact

                                    EXHIBIT INDEX


Exhibit No.                                                          Page No.
-----------                                                          --------

    5.2       Investment Management Agreement with Hartford
              Investment Financial Services Company

    5.3       Investment Subadvisory Agreement with
              Wellington Management Company LLP

    5.4       Investment Services Agreement with The
              Hartford Investment Management Company

    11        Consent of Independent Public Accountants

    27        Financial Data Schedules